Loan No. 94-0950186

                                 PROMISSORY NOTE
                                 ---------------

$11,625,000.00                                                           Arizona
                                                              September 18, 2003


         FOR VALUE RECEIVED Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower"), each having its principal place of business at Hannay Investment
 --------
Properties, 4651 E. Palomino Road, Phoenix, Arizona 85018 promises to pay to the order of PNC Bank, National Association ("Lender"), at the following address:
                                          ------
10851 Mastin, Suite 300, Overland Park, Kansas 66210, or such other place as the holder hereof may from time to time designate in writing, the principal sum of Eleven Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($11,625,000.00) in lawful money of the United States of America, with interest thereon to be computed from the date of disbursement under this Promissory Note (the "Note") at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:

         A. A payment, on the date of disbursement, representing interest from the date of disbursement through the last day of the calendar month in which such disbursement is made;

         B. A constant payment of $71,199.52 (based upon an amortization schedule assuming a 360 day year consisting of 12 months of 30 days each) on the first day of November, 2003 and on the first day of each calendar month thereafter up to and including the first day of September, 2013; and

         C. The balance of said principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note, the Security Instrument (hereinafter defined), the Other Security Documents (hereinafter defined), or otherwise in connection with the loan evidenced by this Note shall be due and payable on the first day of October, 2013 (the "Maturity Date").
                                               -------------

All payments to be made by Borrower to Lender shall be deemed received by Lender only upon Lender's actual receipt of same.

         1.   Applicable Interest Rate. Interest accruing on the principal
              ------------------------
sum of this Note shall be calculated based upon a per annum interest rate divided by 360 days resulting in a per diem interest amount that will accrue for each calendar day in a year of 365 days (366 days in a leap year). The term "Applicable Interest Rate" as used in this Note shall mean, from the date of
 ------------------------
this Note through and including the Maturity Date, a rate of six and twenty hundredths percent (6.20%) per annum.

         2.   Application. All payments on this Note shall be applied at
              -----------
any time and from time to time in the following order: (i) the payment or reimbursement of any expenses (including but not limited to late charges), costs or obligations (other than the principal hereof and interest hereon) for which Borrower shall be obligated or Lender entitled pursuant to the provisions hereof or of the Security Instrument or the Other Security Documents, (ii) the payment of accrued but unpaid interest thereon, (iii) the payment of unpaid escrow amounts required herein, in the Security Instrument or in the Other Security Documents, and (iv) the payment of all or any portion of the principal balance then outstanding hereunder, in either the direct or inverse order of maturity, at Lender's option.

         3.   Late Charge. If any part of the Debt (hereinafter defined) is
              -----------
not actually received by Lender by close of business on the fifth (5th) day after the date on which it was due, Borrower shall pay to Lender an amount (the "Late Charge") equal to the lesser of five percent (5%) of such unpaid portion
 -----------
of the missed payment or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. All such Late Charges shall be automatically due and payable without notice or demand and shall be secured by the Security Instrument and the Other Security Documents.

         4.   Security; Defined Terms; Incorporation by Reference. This Note
              ---------------------------------------------------
is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean either the Mortgage,
 -------------------
Security Agreement, Assignment of Leases and Rents and Fixture Filing, or the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, executed and delivered by Borrower contemporaneously with this Note and which secures the Debt. The term "Other Security Documents" means all documents
                                  ------------------------
other than this Note or the Security Instrument now or hereafter executed and/or delivered by Borrower and/or others and to or in favor of Lender, which wholly or partially secure, evidence or guarantee payment of the Debt, provide for any indemnity in favor of or payment to Lender related to the Debt, this Note or the Mortgaged Property (as defined in the Security Instrument), provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan evidenced by this Note. All amounts due and payable under this Note, together with all sums due under the Security Instrument and the Other Security Documents, including any applicable Prepayment Consideration (hereinafter defined) and all applicable attorney fees and costs, are collectively referred to herein as the "Debt."
                                                                     ----
Where appropriate, the singular number shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include
                                           ------       --------
their respective successors, assigns, heirs, personal representatives, executors and administrators.

         5.   Prepayment/Defeasance.
              ---------------------

         (a)  When Permitted. Prior to July 1, 2013 (the "Early Payment
              --------------                              -------------
Date"), Borrower shall not have the right to prepay all or any portion of the
----
Debt at any time during the term of this Note (except for any prepayment permitted under the Security Instrument in the event of a casualty or condemnation). No Prepayment Consideration (hereinafter defined) will be due from any prepayment of this Note (in whole but not in part) on or after the Early Payment Date. In the event of a prepayment on or after such date, Borrower shall pay, together with the amount of such prepayment, an amount equal to
(i) all accrued and unpaid interest, and (ii) any other sums due under this Note, the Security Instrument or any Other Security Document. Additionally, any such prepayment not actually received by Lender before 5:00 p.m., central time, on the 5th day of any calendar month must also include the interest which would have accrued on the amount of such prepayment during the entire calendar month in which the prepayment is made.

         (b)  Notice. Borrower may give written notice to Lender specifying the
              ------
date, which date must be on or after the Early Payment Date, on which a full prepayment of the Debt is to be made (the date of any prepayment hereunder, whether pursuant to such notice or not, and whether voluntary or involuntary, being herein called the "Prepayment Date"). Lender shall receive this notice not
                         ---------------
more than sixty (60) days and not less than thirty (30) days prior to the Prepayment Date. If any such notice of prepayment is given, the entire Debt, including any applicable Prepayment Consideration (as defined below), shall be due and payable on the Prepayment Date.

         (c)  Prepayment After Event of Default. If following the occurrence of
              ---------------------------------
any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to or after a sale of the Mortgaged Property, either through foreclosure or the exercise of the other remedies available to Lender under the Security Instrument or the Other Security Documents, such tender by Borrower shall be deemed to be a voluntary prepayment under this Note in the amount tendered and in such case Borrower shall also pay to Lender, with respect to the amount tendered, the applicable Prepayment Consideration set forth in this Note, which Prepayment Consideration shall be immediately due and payable. Lender shall not be obligated to accept any such prepayment of this Note unless it is accompanied by an amount (the "Prepayment Consideration")
                                                 ------------------------
equal to the greater of: (x) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment; or (y) the Yield Maintenance Amount (hereinafter defined).

         Lender shall not be obligated to accept any such tender unless it is accompanied by all Prepayment Consideration due in connection therewith. Borrower acknowledges that the Prepayment Consideration is a bargained for consideration and not a penalty, and Borrower recognizes that Lender would incur substantial additional costs and expenses in the event of a prepayment of the Debt and that the Prepayment Consideration compensates Lender for such costs and expenses (including without limitation, the loss of Lender's investment opportunity during the period from the date such tender is accepted until the Maturity Date). Borrower agrees that Lender shall not, as a condition to receiving the Prepayment Consideration, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever. Except as otherwise set forth in the Security Instrument, no Prepayment Consideration will be due for involuntary prepayments resulting from any Casualty (as defined in the Security Instrument) or Condemnation (as defined in the Security Instrument).

         Yield Maintenance Amount. The "Yield Maintenance Amount" shall mean the
         ------------------------       ------------------------
present value, as of the Prepayment Date, of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate which, when compounded monthly, is
          -------------
equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "Treasury Rate" shall mean the yield calculated by the
                         -------------
linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration.

         (d)  Defeasance. Any provision hereof to the contrary notwithstanding,
              ----------
at any time during the Defeasance Period (as defined below), Borrower may obtain a release of the Mortgaged Property from the lien of the Security Instrument only upon the satisfaction of the following conditions:

                (i) not less than thirty (30) days prior written notice shall be given to Lender specifying a date (the "Defeasance Date") on
                                                    ---------------
         which the Defeasance Collateral (as defined below) is to be delivered, such date being the first day of the month;

               (ii) all accrued and unpaid interest and all other sums due under this Note, the Security Instrument and the Other Security Documents up to the Defeasance Date, including, without limitation, all reasonable costs and expenses incurred by Lender or its agents in connection with such defeasance, including, without limitation, any legal fees and expenses incurred in connection with obtaining and reviewing the Defeasance Collateral, the preparation of the Defeasance Security Agreement (as defined below) and related documentation, accountant fees, and investment advisor fees, all of which shall be paid in full on or prior to the Defeasance Date;

              (iii) no Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist either at the time Borrower gives notice of the Defeasance Date to Lender or on the Defeasance Date;

               (iv) Borrower shall deliver to Lender on or before the Defeasance Date direct, non-callable obligations of the United States of America in such form and amount that provide for the payments prior, but as close as possible, to all successive regularly scheduled monthly payment dates, including the Maturity Date, with such payments being equal to or greater than the amount of the corresponding monthly payment required to be paid under this Note (hereafter, "Scheduled
                                                                  ---------
         Defeasance Payments") for the balance of the term hereof and the
         -------------------
         amount required to be paid on the Maturity Date (such obligations are collectively and singularly referred to herein as "Defeasance
                                                            ----------
         Collateral")  each of which shall be duly endorsed by the holder
         ----------
         thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instrument as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect a first priority security interest in such Defeasance Collateral in favor of Lender. The Defeasance Collateral may be purchased by Lender on Borrower's behalf, in which case Borrower shall deposit with Lender at least three days before the Defeasance Date a sum sufficient, in Lender's sole and absolute discretion, to purchase the Defeasance Collateral. Any sums in excess of the amount necessary to purchase the Defeasance Collateral shall be remitted to Borrower upon release of the Mortgaged Property.

                (v) Borrower shall deliver the following to Lender, at Borrower's cost, on or prior to the Defeasance Date:

                     (A) a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "Defeasance Security Agreement");
                                              -----------------------------

                     (B) a certificate of Borrower certifying that all of the requirements hereunder for a defeasance have been satisfied;

                     (C) an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, (x) that Lender has a perfected first priority security interest in the Defeasance Collateral, (y) that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and
                  (z) that the defeasance will not cause the entity which holds this Note to fail to qualify as a "real estate mortgage investment conduit" (a "REMIC"), within the meaning of
                                          -----
                  Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code");
                                                                   ----

                     (D) an opinion of an independent certified public accountant acceptable to Lender representing and warranting to Lender that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments including the amount required to be paid on the Maturity Date of this Note, and such other approvals required by Lender;

                     (E) evidence in writing from each of the Rating Agencies to the effect that such release will not result in a qualifi-cation, downgrade or withdrawal of any rating in effect immediately prior to the Defeasance Date for any securities or "Pass-Through Certificates" issued pursuant to the terms of a trust and servicing agreement in the event that this Note or any interest therein is included in a REMIC or other securitization vehicle;

                     (F) such other certificates, opinions, documents or instruments as Lender may reasonably require; and

                     (G) upon approval by Lender of the schedule of Defeasance Collateral to be delivered to Lender, Borrower shall (i) pay Lender a nonrefundable fee, in an amount reasonably determined by Lender, as compensation for the review, analysis and processing of the defeasance request; and (ii) if required by Lender, deposit with Lender an amount estimated by Lender to be sufficient to fund all other fees, costs and expenses related to the defeasance, including Lender's reasonable attorneys' fees and expenses and rating agency fees, if any and expenses together with all expenses and costs associated with the release of the lien on the Mortgaged Property. Borrower shall be responsible for all fees, costs and expenses associated with the defeasance which, if not covered by the above deposit, shall be paid to Lender no later than the Defeasance Date.

         Upon compliance with the foregoing requirements relating to the delivery of the Defeasance Collateral, the Mortgaged Property shall be released from the lien of the Security Instrument and the Defeasance Collateral shall constitute collateral which shall secure this Note and the Debt.

         The "Defeasance Period" shall mean the period of time: (1) commencing
              -----------------
on the date which is the later to occur of: (A) two (2) years after the "start-up day", within the meaning of Section 860(G)(a)(9) of the Code, of the REMIC that holds this Note; and (B) three (3) years after the date of the first regularly scheduled monthly payment due hereunder, and (2) ending on the Early Payment Date. The "Rating Agencies" shall mean, collectively, Standard and
                   ---------------
Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch ICBA, Inc., and their respective successors and assigns, to the extent each of the foregoing performed credit rating services for the REMIC or other securitization vehicle which owns this Note.

         (e)  Successor Borrower. In connection with a defeasance under this
              ------------------
Section, Borrower shall establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose entity approved by Lender
 ------------------
in its sole discretion. Borrower shall transfer and assign all obligations, rights and duties under and to this Note together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under this Note and the Security Instrument and Borrower shall be relieved of its obligations under such documents except for any such representations that specifically survive the defeasance. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under this Note and the Security Instrument. Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection with establishment of the Successor Borrower.

         (f)  Defeasance Collateral Account. All cash from interest and
              -----------------------------
principal payments paid on the Defeasance Collateral shall be paid over to Lender for each Scheduled Defeasance Payment and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest or principal shall be retained in a designated account established by Borrower or Successor Borrower as the case may be, (the "Defeasance Collateral Account")
                                             -----------------------------
which shall constitute additional collateral for the loan evidenced hereby. The Defeasance Collateral Account shall contain only cash from interest and principal paid on the Defeasance Collateral. Borrower or Successor Borrower, as applicable, shall be the owner of the Defeasance Collateral Account and shall report all income accrued thereon for federal, state and local income tax purposes and shall pay all costs and expenses associated with opening and maintaining the account and may pay all costs and expenses associated with maintaining the Successor Borrower from such account. Lender shall have no responsibility to fund any Scheduled Defeasance Payments and shall not be liable in any way by reason of any insufficiency in the Defeasance Collateral Account. Upon an assumption by Successor Borrower acceptable to Lender, Borrower shall be relieved of its obligations under this Note and the Defeasance Security Agreement and, to the extent such documents relate to the Mortgaged Property, the Other Security Documents.

         (g)  Release of Security Instrument Following Defeasance. Upon
              ---------------------------------------------------
compliance with the requirements hereunder for a defeasance, the Mortgaged Property shall be released from the lien of the Security Instrument and the Other Security Documents, and the Defeasance Collateral shall constitute collateral securing this Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from the Mortgaged Property.

         (h)  Purchase of Defeasance Collateral. In the event of purchase by
              ---------------------------------
Lender of the Defeasance Collateral, such purchase may, in Lender's sole and absolute discretion be through an affiliate of Lender or a third party entity. Borrower shall be responsible for the payment of any brokerage or other transaction fees in connection with such purchase.

         6.   Default. An "Event of Default" shall occur if:
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         (a)  Borrower fails to make the full and punctual payment of any amount payable hereunder or under the Security Instrument or Other Security Documents, which failure is not cured on or before the fifth (5th) day after the date of written notice from Lender to Borrower of such failure;

         (b) Borrower fails to pay the entire outstanding principal balance hereunder, together with all accrued and unpaid interest, on the date when due, whether on the Maturity Date, upon acceleration or prepayment or otherwise;

         (c) an Event of Default (as defined in the Security Instrument or any of the Other Security Documents) has occurred under the Security Instrument and/or Other Security Documents.

         7.   Acceleration. The whole of the Debt, including without limitation,
              ------------
the principal sum of this Note, all accrued interest and all other sums due under this Note, the Security Instrument and the Other Security Documents, together with any applicable Prepayment Consideration, shall become immediately due and payable at the option of Lender, without notice, at any time following the occurrence of an Event of Default.

         8.   Default Interest. Upon the occurrence of an Event of Default
              ----------------
(including without limitation, the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal balance at the rate (the "Default
                                                                      -------
Rate") equal to the greater of: (a) four percent (4%) above the Applicable
----
Interest Rate; or (b) four percent (4%) above the Prime Rate (hereinafter defined) in effect at the time of the occurrence of the Event of Default; provided, however, that notwithstanding the foregoing, in no event shall the
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Default Rate exceed the Maximum Rate (hereinafter defined). The term "Prime
                                                                      -----
Rate" shall mean the prime rate reported in the Money Rates section of The Wall
----
Street Journal for the date (the "Default Rate Calculation Date") upon which the
                                  -----------------------------
Event of Default occurred, or if no publication occurs upon such date, then the date of publication immediately preceding the date of the Event of Default. In the event that The Wall Street Journal should cease or temporarily interrupt publication, the term "Prime Rate" shall mean the daily average prime rate published upon the Default Rate Calculation Date in another business newspaper, or business section of a newspaper, of national standing chosen by Lender. In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index which is readily available and verifiable to Borrower but is beyond Lender's control. The Default Rate shall be computed from the occurrence of the Event of Default until the actual payment in full of the Debt. This charge shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the Maturity Date, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

         9.   Attorney Fees. In the event that Lender employs attorney(s) to
              -------------
collect the Debt, to enforce the provisions of this Note or to protect or foreclose the security herefor, Borrower agrees to pay Lender's attorney fees and disbursements, whether or not suit be brought. Such fees shall be immediately due and payable.

         10.  Limit of Validity. All interest and other charges, fees, goods,
              -----------------
things in action or any other sums, things of value and reimbursable costs that Borrower is or may become obligated to pay or reimburse in connection with the loan evidenced by this Note, and which may be deemed to constitute "interest" within the meaning of Arizona Revised Statutes Section 44-1201 et. seq. shall be deemed to constitute items of interest in addition to the rate(s) of interest specified above, which Borrower hereby contracts in writing to pay. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest or other charges on the Debt at a rate which may subject Lender to civil or criminal liability as a result of such rate exceeding the maximum interest rate which Borrower is permitted to pay by applicable law the "Maximum Rate"). If by the terms of this Note, Borrower is at any
     ------------
required or obligated to pay interest or other charges on the Debt at a rate in excess of the Maximum Rate, the rate of interest due under this Note shall be deemed to be immediately reduced to the Maximum Rate and any previous payments in excess of the Maximum Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

         11.  No Oral Amendments. This Note may not be modified, amended,
              ------------------
waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         12.  Exculpation. Subject to the provisions of this Section, Borrower's
              -----------
liability under this Note, the Security Instrument or the Other Security Documents shall only extend to the Mortgaged Property and other collateral given to secure the Debt, and Lender shall not enforce such liability against any other asset, property or funds of Borrower; provided, however, the foregoing shall not:

         (a) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any fraud, intentional misrepresentation, waste, or misappropriation of tenant security deposits or rents collected more than one (1) month in advance by Borrower;

         (b) impair the right of Lender to name, and obtain a judgment against any person or entity (including Borrower) to the extent required by law to either obtain a judgment of specific performance with respect to any of the provisions of this Note, the Security Instrument or any of the Other Security Documents, or to foreclose the Security Instrument and obtain title to the Mortgaged Property and other collateral given to secure the Debt;

         (c) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) to enforce any guaranty, indemnity or release of liability made by such person or entity (whether made in this Note, the Security Instrument, any of the Other Security Documents or in any other separate agreement);

         (d) impair the right of Lender to obtain the appointment of a receiver;

         (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or

         (f) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any of the provisions of this Note, the Security Instrument or any of the Other Security Documents requiring that: (i) any person or entity maintain any insurance over any of the Mortgaged Property, or (ii) any insurance proceeds or condemnation awards be paid to Lender; or

         (g) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) for the full amount of the Debt if the Mortgaged Property or any part thereof shall become an asset in: (i) a voluntary bankruptcy or insolvency proceeding, or
(ii) an involuntary bankruptcy or insolvency proceeding: (A) which is commenced by any person or entity controlling, controlled by or under common control with Borrower (the "Borrowing Group") or (B) in which any member of the Borrowing
               ---------------
Group objects to a motion by Lender for relief from any stay or injunction from the foreclosure of the Security Instrument or any other remedial action permitted under this Note, the Security Instrument or any of the Other Security Documents.

Items (a) through (g) above are collectively the "Non-Recourse Exceptions". To
                                                  -----------------------
the extent Borrower is a general partnership and Lender is required under applicable law to pursue its remedies against the persons or entities constituting Borrower, each reference to the phrase "(including Borrower)" in the Non-Recourse Exceptions shall be deemed to read "(including Borrower or any person or entity constituting Borrower)". Borrower's liability under the Non-Recourse Exceptions, excepting item (g), shall be limited to the amount of any losses or damages sustained by Lender in connection with such Non-Recourse Exceptions. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all of the Mortgaged Property and other collateral given to secure the Debt shall continue to secure all of the Debt

         13.  Assignment. Lender, and its successors, endorsees and assigns, may
              ----------
freely transfer and assign this Note. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instrument.

         14.  Applicable Law; Jurisdiction. This Note shall be governed and
              ----------------------------
construed in accordance with the laws of the state in which the real property encumbered by the Security Instrument is located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

         15.  Joint and Several Liability. If Borrower consists of more than one
              ---------------------------
person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

         16.  Waiver of Presentment, Etc. Borrower and all others who may become
              --------------------------
liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and notice of intent to accelerate the maturity hereof (and of such acceleration), except to the extent that specific notices are required by this Note, the Security Instrument or the Other Security Documents.

         17.  No Waiver. Any failure by Lender to insist upon strict performance
              ---------
by Borrower of any of the provisions of this Note, the Security Instrument or the Other Security Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Security Instrument or the Other Security Documents, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of the terms and provisions of this Note, the Security Instrument or the Other Security Documents.

         18.  Notices. Except as otherwise specified herein, any notice,
              -------
consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:

                  Lender:         PNC Bank, National Association
                                  10851 Mastin, Suite 300
                                  Overland Park, Kansas 66210
                                  Attention: Closing Department

                  Borrower:       Deer Valley Financial Center, LLC
                                  Huntington Company, L.L.C.
                                  Geneva Company, L.L.C.
                                  Metzger Deer Valley, LLC
                                  c/o Hannay Investment Properties
                                  4651 E. Palomino Road
                                  Phoenix, Arizona  85018
                                  Attention: R. Craig Hannay

Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or:
(i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail. Borrower must prominently display Lender's Loan Number (as set forth on page 1 of this Note) on all notices or communications to Lender.

         19.  Severability. If any term, covenant or condition of this Note is
              ------------
held to be invalid, illegal or unenforceable in any respect, this Note shall be construed without such provision.

         20 . Time of the Essence. Time shall be of the essence in the
              -------------------
performance of all obligations of Borrower hereunder.

         BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY, OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY INSTRUMENT OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS.

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note to be effective the day and year first above written.

                         "Borrower"

                         DEER VALLEY FINANCIAL CENTER, LLC,
                         an Arizona limited liability company

                         By:     Hannay Investment Properties, Inc.,
                                 an Arizona corporation
                                 Its Manager


                                 By: /s/ R. Craig Hannay
                                     --------------------------------
                                     R. Craig Hannay, President

                         "Borrower"

                         HUNTINGTON COMPANY, L.L.C.,
                         an Arizona limited liability company

                         By:     Hannay Investment Properties, Inc.,
                                 an Arizona corporation
                                 Its Manager


                                 By: /s/ R. Craig Hannay
                                     --------------------------------
                                     R. Craig Hannay, President

                         "Borrower"

                         GENEVA COMPANY, L.L.C.,
                         an Arizona limited liability company


                         By:     Hannay Investment Properties, Inc.,
                                 an Arizona corporation
                                 Its Manager


                                 By: /s/ R. Craig Hannay
                                     --------------------------------
                                     R. Craig Hannay, President

                         "Borrower"

                         METZGER DEER VALLEY, LLC,
                         a Delaware limited liability company

                         By:     Metzger Family of Saratoga, LLC,
                                 a New York limited liability company
                                 Its sole Member


                                 By: /s/ Irving L. Metzger
                                     --------------------------------
                                     Irving L. Metzger, Managing Member

                                 ACKNOWLEDGMENTS


STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of DEER VALLEY FINANCIAL CENTER, LLC, an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07





STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of HUNTINGTON COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of GENEVA COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07




STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA       )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company the sole Member of METZGER DEER VALLEY, LLC, a Delaware limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

This Endorsement forms a part of that certain Promissory Note in the stated principal amount of Eleven Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($11,625,000.00) dated September 18, 2003, made by Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company to PNC Bank, National Association.

Pay to the order of ____________________________________________
_______________________________________________, without recourse.

                                 PNC Bank, National Association


                                 By:
                                     -----------------------------------
                                     Jeannette Butler, Vice President

RECORD AND RETURN TO:

PNC BANK, NATIONAL ASSOCIATION
10851 Mastin, Suite 300
Overland Park, Kansas 66210
Attention: Closing Department


                        DEER VALLEY FINANCIAL CENTER, LLC
                           HUNTINGTON COMPANY, L.L.C.
                             GENEVA COMPANY, L.L.C.
                            METZGER DEER VALLEY, LLC
                             (collectively Borrower)

                                       to

                         CHICAGO TITLE INSURANCE COMPANY
                                    (Trustee)

                                   in favor of

                         PNC BANK, NATIONAL ASSOCIATION
                                    (Lender)

As used herein, "Borrower" shall mean "Trustor," and "Lender" shall mean "Beneficiary," as those terms are used pursuant to Arizona Revised Statutes A.R.S. Section 33-801 et. seq.
                      --------

                       DEED OF TRUST, SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING


                         Dated:     September 18, 2003

                         Location:  Deer Valley Financial Center
                                    22601 N. 19th Avenue
                                    Phoenix, Arizona  85027

                         Loan No.:  94-0950186

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

1.    Payment of Debt and Incorporation of Covenants, Conditions
      and Agreements...........................................................3
2.    Warranty of Title........................................................3
3.    Insurance Requirements...................................................4
4.    Casualty Loss............................................................5
5.    Payment of Taxes and Other Charges.......................................7
6.    Escrowed Funds...........................................................7
7.    Condemnation.............................................................8
8.    Leases and Rents.........................................................8
9.    Maintenance, Use and Management of Mortgaged Property....................9
10.   Sale of Mortgaged Property or Change in Borrower.........................9
11.   Anti-Terrorism Laws.....................................................12
12.   Estoppel Certificates and No Default Affidavits.........................13
13.   Cooperation; Loan Servicing.............................................13
14.   Books and Records; Reporting Requirements...............................14
15.   Performance of Other Agreements.........................................15
16.   Further Acts, Etc.......................................................15
17.   Recording of Security Instrument, Etc...................................15
18.   Events of Default.......................................................15
19.   Right to Cure Defaults..................................................16
20.   Lender's Remedies.......................................................17
21.   Changes in the Laws Regarding Taxation..................................19
22.   Documentary Stamps......................................................19
23.   Usury Laws..............................................................19
24.   Right of Entry..........................................................20
25.   Reasonable Use and Occupancy............................................20
26.   Security Agreement......................................................20
27.   Actions and Proceedings.................................................20
28.   Waiver of Counterclaim..................................................21
29.   Recovery of Sums Required to Be Paid....................................21
30.   Marshalling and Other Matters...........................................21
31.   Costs and Expenses......................................................21
32.   Access Laws.............................................................21
33.   Indemnification.........................................................22
34.   Notices.................................................................22
35.   Authority...............................................................22
36.   Waiver of Notice........................................................22
37.   Remedies of Borrower....................................................23
38.   Sole Discretion of Lender...............................................23
39.   Nonwaiver...............................................................23
40.   Waiver of Automatic or Supplemental Stay................................23
41.   Bankruptcy Acknowledgment...............................................23
42.   No Oral Change..........................................................24
43.   Liability...............................................................24
44.   Inapplicable Provisions.................................................24
45.   Headings, Etc...........................................................24
46.   Concerning the Trustee..................................................24
47.   Trustee's Costs.........................................................25
48.   Counterparts............................................................25
49.   Definitions.............................................................25
50.   Homestead...............................................................25
51.   Assignments.............................................................25
52.   Exculpation.............................................................25
53.   Integration.............................................................25
54.   Applicable Law; Jurisdiction............................................26
55.   Single Purpose Entity...................................................26
56.   Fixture Filing..........................................................28
57.   Prepayment..............................................................28
58.   Default Interest........................................................28
59.   Additional Terms and Provisions.........................................28

         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (the "Security Instrument") is made as of September 18, 2003,
                         -------------------
by Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower"), each having
                                                         --------
its principal place of business (or residing) at Hannay Investment Properties, 4651 E. Palomino Road, Phoenix, Arizona 85018 to Chicago Title Insurance Company, a Missouri corporation ("Trustee"), having an address of 2415 E.
                                  -------
Camelback Road #300, Phoenix, Arizona 85016, for the benefit of PNC Bank, National Association ("Lender"), having a mailing address at 10851 Mastin, Suite
                       ------
300, Overland Park, Kansas 66210.

                                    RECITALS:
                                    ---------

         To secure the payment of an indebtedness in the principal sum of Eleven Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($11,625,000.00), lawful money of the United States of America, to be paid with interest according to a certain contemporaneously executed Promissory Note made by Borrower to the order of Lender (said Promissory Note, together with all extensions, renewals or modifications thereof, is referred to as the "Note", and said indebtedness,
                                              ----
interest and all other sums due hereunder, and under the Note and the Other Security Documents (hereinafter defined), including applicable attorney fees and costs, is collectively referred to as the "Debt"), Borrower hereby irrevocably
                                           ----
deeds, mortgages, gives, grants, bargains, sells, alienates, conveys, confirms, pledges, assigns, grants a security interest in, and hypothecates to Trustee, its successors and assigns, in trust, with power of sale, and right to entry and possession, all of its estate, right, title and interest in, to, and under any and all of the following described property (collectively the "Mortgaged
                                                               ---------
Property"), whether now owned or held or hereafter acquired:
--------

(a) The real property described in Exhibit A attached hereto (the "Premises")
                                                                   --------
and the buildings, structures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");
              ------------

(b) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(c) all other assets of Borrower, of every kind and nature, now existing and hereafter acquired and arising and wherever located, related to the ownership or operation of the Premises, including without limitation, accounts, deposit or reserve accounts, commercial tort claims, letter of credit rights, chattel paper (including electronic chattel paper), documents, instruments, investment property, general intangibles (including payment intangibles), software, goods, inventory, equipment, furniture and fixtures, all supporting obligations of the foregoing, and all cash and noncash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacements thereof, and including, without limitation, the following;

(1) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), building equipment, materials and supplies, and other property of every kind and nature, whether tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including the
                                                   ---------
proceeds of any sale or transfer of the foregoing, and, without limiting the generality of the foregoing, if any such Equipment is subject to any prior security interest or prior security agreement (as such terms are defined in the Uniform Commercial Code, as adopted and enacted in the state or states in which any of the Mortgaged Property is located), then the Mortgaged Property shall include all of the right, title and interest of Borrower in and to any such Equipment, together with all deposits and payments now or hereafter made by Borrower with respect to such Equipment;

(2) all awards, payments or compensation, including interest thereon, heretofore or hereafter made with respect to the Mortgaged Property for any injury or decrease in the value of the Mortgaged Property related to any exercise of the right of eminent domain or condemnation (including without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights or for a change of grade);

(3) all leases, reciprocal easement agreements, and other agreements and arrangements affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or at the Premises and the Improvements heretofore or hereafter entered into (the "Leases"), all income, rents (including, without limitation,
                   ------
all percentage rents), issues, profits and revenues (including all oil and gas or other mineral royalties and bonuses) from the Mortgaged Property (the "Rents") and all proceeds from the sale or other disposition of the Leases and
 -----
the right to receive and apply the Rents to the payment of the Debt;

(4) all proceeds of, and any unearned premiums on, any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

(5) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Lender in the Mortgaged Property; and

(6) all other property or collateral of any nature whatsoever, now or hereafter given as additional security for the payment of the Debt, including without limitation, property management agreements now or hereafter entered into with any person or entity providing management services to the Mortgaged Property, service contracts, common area agreements, licenses, permits, construction warranties and other contracts, agreements and instruments relating to the Mortgaged Property (including, without limitation, agreements pursuant to which Borrower acquired any of the Mortgaged Property, and including any security or indemnities given in connection therewith), security deposits, royalties, refunds, expense reimbursements, reserve or escrow deposits or accounts related to the Mortgaged Property or any Lease and all documents relating to each of the foregoing.

         TO HAVE AND TO HOLD the Mortgaged Property unto and to the use and benefit of Trustee, and the successors and assigns of Trustee, forever; IN TRUST, WITH POWER OF SALE, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Note, in this Security Instrument or in the Other Security Documents;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note, in this Security Instrument or in the Other Security Documents, and shall abide by and comply with each and every covenant and condition set forth herein and in the Note in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void, and Lender shall execute and deliver to Borrower a satisfaction or discharge of this Security Instrument, in recordable form.

         Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

         1.       Payment of Debt and Incorporation of Covenants, Conditions and
                  --------------------------------------------------------------
Agreements. Borrower will pay the Debt at the time and in the manner provided in
----------
the Note, this Security Instrument and the Other Security Documents. All the covenants, conditions and agreements contained in: (a) the Note; and (b) all and any documents (other than the Note or this Security Instrument)(collectively the "Other Security Documents") now or hereafter executed by Borrower and/or others
 ------------------------
in favor of Lender, which wholly or partially secure or guaranty payment of the Note, provide for any indemnity in favor of or payment to Lender related to the Debt, the Note or the Mortgaged Property, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan secured by this Security Instrument (the "Loan"), are hereby made a part of this Security Instrument to
                 ----
the same extent and with the same force as if fully set forth herein. Notwithstanding anything herein to the contrary, neither this Security Instrument nor any of the Other Security Documents shall secure the payment of any Environmental Losses (as defined in that certain Environmental Indemnity Agreement executed in favor of Lender contemporaneously herewith).

         2.       Warranty of Title. Borrower warrants that Borrower has good
                  -----------------
title to the Mortgaged Property and has the right to deed, mortgage, give, grant a security interest in, bargain, sell, alienate, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy in favor of Lender insuring the lien of this Security Instrument. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Security Instrument to Lender against the claims of all persons whomsoever.

         3.       Insurance Requirements.
                  ----------------------

         (a) Borrower, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Security Instrument for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage including, but not limited to, fire, lightning, explosion, windstorm or hail, smoke, aircraft or vehicles, riot or civic commotion, terrorism, vandalism, malicious mischief, burglary, theft, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet or water damage, and to the extent required by Lender, earthquake or any other risks insured against by persons operating like properties in the locality of the Mortgaged Property. Such insurance shall be in an amount not less than the lesser of (i) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation, or (ii) the outstanding principal balance of the Debt; but in any event an amount sufficient to ensure that the insurer issuing said policies would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance, shall contain the "Replacement Cost Endorsement" with a waiver of depreciation, and, if required by Lender, shall contain "Ordinance and Law" coverage.

         (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

              (i) Flood insurance (meeting the current requirement of the Federal Insurance Administration) if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the Flood Disaster Protection Act of 1973 (and any successor act thereto) in an amount at least equal to the lesser of (A) the outstanding principal balance of the Debt; (B) the maximum amount of coverage available to Borrower under the National Flood Insurance Program; or (C) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation.

             (ii) General liability insurance on an "occurrence basis", in the amount of at least $1,000,000.00 per occurrence, $2,000,000.00 general aggregate against claims for bodily injury or property damage occurring on, in or about the Mortgaged Property.

            (iii) Business Income and/or Rental Value insurance in an amount equal to the sum of: (A) the total anticipated rental income
         (including percentage rents) payable by all tenants under Leases (whether or not such Leases are terminable in the event of a fire or casualty); (B) the total amount of all Taxes (hereinafter defined), Other Charges (hereinafter defined) or similar charges which a tenant is obligated to pay on Borrower's behalf; and (C) an amount equal to the fair rental value of any portion of the Mortgaged Property occupied by Borrower; for a period of at least twelve (12) months after the date of the fire or other casualty in question. The amount of such insurance shall be increased from time to time during the term of this Security Instrument as and when Lender requires, to reflect all rent, additional rent, increased rent and increased additional rent payable by all new or renewal tenants, and all increased profits or other income from the Mortgaged Property. No exclusions shall be allowed for any risks specifically enumerated in subsection (a) above.

             (iv) Boiler and Machinery Insurance if any steam boiler, air conditioning equipment, high pressure piping, machinery and equipment pressure vessels or similar apparatus now exists or is hereafter installed in the Improvements (excepting any such apparatus located within and serving individual residential units of the Improvements, if any).

              (v) Such other insurance as may from time to time be required by Lender in order to protect its interests.

         (c)      All policies of insurance (individually, a "Policy", and
                                                              ------
collectively the "Policies") required pursuant to this Security Instrument:
                  --------
(i) shall be issued by an insurer satisfactory to Lender, in its sole discretion; (ii) shall contain a mortgagee non-contribution clause satisfactory to Lender, in its sole discretion, naming Lender as the person to which all payments made by such insurance company shall be paid; (iii) shall be maintained throughout the term of this Security Instrument without cost to Lender;
(iv) shall be assigned and delivered to Lender; (v) shall contain such provisions as Lender deems necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, termination or cancellation of the applicable Policy; and (vi) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance
                                                                  ---------
Premiums") as the same become due and payable. Not later than thirty (30) days
--------
prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each expiring Policy.

         (d) If insurance for earthquake or special hazards is obtained by Borrower in its sole discretion and without requirement of Lender, then Borrower, when obtaining such insurance coverage, shall meet the insurance requirements hereof except as to matters requiring Lender's further approval, and such insurance coverage: (i) shall be within the meaning of a "Policy" or "Policies"; and (ii) shall be for the benefit of Lender and all proceeds thereof constitute additional security for the Debt, and Lender shall have all rights with respect to and be entitled to receive all proceeds in the same manner it would receive any Insurance Proceeds (hereinafter defined) in the event the Mortgaged Property is damaged or destroyed by a Casualty (hereinafter defined) or by any risk or loss insured against.

         (e) Any failure by Lender to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Lender's right to subsequently require full compliance with these requirements.

         4.       Casualty Loss.
                  -------------

         (a) If the Mortgaged Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt
                                       --------
notice thereof to Lender. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for any insurance proceeds arising from any Casualty (the "Insurance Proceeds"), to receive such Insurance Proceeds and
                   ------------------
to retain and apply such Insurance Proceeds as set forth herein. If no Event of Default (hereinafter defined), or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Casualty or as of the date any Insurance Proceeds are to be paid or disbursed to Borrower, then:

              (i) If the aggregate amount of any Insurance Proceeds resulting from a Casualty is equal to $25,000.00 or less, such Insurance Proceeds shall be paid directly to Borrower and shall be applied by Borrower to the prompt repair and replacement of the Mortgaged Property;

             (ii) If the aggregate amount of any Insurance Proceeds resulting from a Casualty (or series of related Casualties) exceeds $25,000.00 and the value of the Mortgaged Property immediately following such Casualty remains greater than fifty percent (50%) of its value immediately prior to such Casualty, then all Insurance Proceeds from such Casualty shall be paid to Lender; provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper;

            (iii) If the value of the Mortgaged Property immediately following any Casualty (or series of related Casualties) does not exceed fifty percent (50%) of its value immediately prior to such Casualties, then all Insurance Proceeds from such Casualties shall be paid directly to Lender and Lender, at its discretion may declare the entire Debt to be immediately due and payable and apply all such Insurance Proceeds, after deduction for Lender's costs and expenses of collection, to the Debt in such priority and proportions as Lender deems proper. In the event Lender does not declare the entire Debt to be immediately due and payable, Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property destroyed by such Casualty. In such event, subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper; and

             (iv) If no Event of Default (as hereinafter defined) has occurred, and no event has occurred that with notice and/or the passage of time, or both, would constitute an Event of Default, then no Prepayment Consideration (as defined in the Note) will be then due with respect to any application of Insurance Proceeds to the Debt pursuant to subclauses (ii) or (iii) above, or with respect to any required prepayment of the entire Debt pursuant to Lender's election to declare the entire Debt to be immediately due and payable pursuant to subclause
         (iii) above. An Event of Default which existed but which was completely cured prior to the date of Casualty shall not in itself give rise to any Prepayment Consideration under this subsection.

         (b) All disbursements of any portion of any Insurance Proceeds held by Lender shall be subject to all terms and conditions deemed necessary by Lender, including: (i) Lender's receipt of satisfactory requests for disbursements, paid bills and lien waivers, architect certificates or other certificates, and certificates or endorsements from title insurance companies;
(ii) Borrower's deposit with Lender of any additional funds necessary to supplement the Insurance Proceeds, so as to cover, in advance, the entire cost of the necessary repairs or replacements to the Mortgaged Property as established by the certificate of an architect or engineer (employed by Lender at Borrower's expense); (iii) such architect's or engineer's determination that such repairs or replacements may be effected within a period of six (6) months or less; (iv) Borrower's prompt and diligent completion of such repairs or replacements in accordance with plans and specifications submitted to and approved by Lender; and (v) Lender's inspection, at Borrower's cost and expense, of the repairs or replacements to the Mortgaged Property to verify that such repairs or replacements have been completed in a good and workmanlike manner and are otherwise acceptable to Lender. Lender, whether in possession of the Premises or not, shall not have any obligation to advance or make funds other than the Insurance Proceeds available for the repair or replacement of the Mortgaged Property.

         5.       Payment of Taxes and Other Charges.
                  ----------------------------------

         (a) Borrower shall pay or cause to be paid and discharged all taxes, assessments, water rates and sewer rents now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (collectively the "Taxes"), and all ground rents, utility charges, maintenance
                   -----
charges, other governmental impositions, and all other liens or charges whatsoever which may be or become a lien or charge against the Mortgaged Property (including without limitation, mechanics and materialmen's liens, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises), now or hereafter related to, or levied, assessed or imposed against, the Mortgaged Property or any part thereof (collectively the "Other Charges") as the same become due and payable. Borrower will deliver to
 -------------
Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes and Other Charges have been paid prior to the same becoming delinquent.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default has occurred and shall be continuing; (ii) Borrower is permitted to do so under the provisions of any mortgage, deed of trust, ground lease, or other instrument which creates a superior or junior lien to this Security Instrument (it being understood that no such superior or junior liens will be permitted unless specifically allowed, in writing, by Lender); (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall have set aside adequate reserves (which Lender may at its option require to be placed in escrow with Lender) for the payment of the Taxes or Other Charges, together with all interest and penalties; and (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

         6.       Escrowed Funds. Borrower shall, at the option of Lender or its
                  --------------
designee, pay to Lender or its designee on the first day of each calendar month one-twelfth of an amount which would be sufficient to pay all Insurance Premiums, Taxes and Other Charges payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months. (The aggregate of said amounts so held by Lender is hereinafter called the "Escrowed Funds"). Borrower hereby
                                          --------------
pledges to Lender any and all Escrowed Funds now or hereafter held by Lender as additional security for the payment of the Debt. Lender will apply the Escrowed Funds to payments of Taxes, Other Charges and Insurance Premiums required to be made by Borrower pursuant hereto. If the amount of the Escrowed Funds held by Lender shall exceed the amounts required for the payment of the Taxes, Other Charges and Insurance Premiums described above, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrowed Funds. If, at any time, the Escrowed Funds are not sufficient to pay the Taxes, Other Charges and Insurance
Premiums described above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Lender may apply any Escrowed Funds held by it to the payment of the following items in any order in its sole discretion:

         (a)      Taxes and Other Charges;
         (b)      Insurance Premiums;
         (c)      Interest on the unpaid principal balance of the Note;
         (d)      Amortization of the unpaid principal balance of the Note; and
         (e) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument and any applicable Prepayment Consideration.

Until expended or applied as above provided, the Escrowed Funds shall constitute additional security for the Debt. The Escrowed Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrowed Funds shall be payable to Borrower.

         To the extent Borrower timely deposits all required Escrowed Funds with Lender, Borrower shall be relieved of any further obligation to directly pay, or to deliver to Lender any evidence of the payment of (prior to their expiration or delinquency), any Insurance Premiums, Taxes or Other Charges.

         7.       Condemnation. Borrower shall promptly give Lender written
                  ------------
notice of the actual or threatened commencement of any exercise of a right of condemnation or eminent domain affecting all or any part of the Mortgaged Property (each such event being hereinafter referred to as a "Condemnation"),
                                                              ------------
and shall deliver to Lender copies of any and all papers served in connection with any such Condemnation. Notwithstanding any taking (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) of all or any part of the Mortgaged Property through a Condemnation, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Security Instrument and the Other Security Documents, and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender (after deducting any expenses of collection, including reasonable attorney's fees) to the Debt. Lender shall not be limited to the rate of interest paid on any such award or payment from a Condemnation but shall be entitled to receive out of such award or payment interest at the rate then applicable under the Note. Borrower shall cause any award or payment payable to Borrower in any Condemnation to be paid directly to Lender. Lender shall apply, at Lender's discretion, any such award or payment (after deducting any expenses of collection, including reasonable attorney's fees) to (a) the reduction or discharge of the Debt (whether or not then due and payable) or (b) the restoration, repair, replacement, or rebuilding of the portion of the Mortgaged Property remaining after the Condemnation. No Prepayment Consideration shall be payable solely in connection with such application; provided, however, that
                                                    --------  -------
notwithstanding the foregoing, if an Event of Default is existing as of the date of the Condemnation, or an event has occurred as of the date of the Condemnation that with notice and/or the passage of time, or both, would constitute an Event of Default hereunder, then any Condemnation awards or proceeds applied to the Debt pursuant to this section shall be subject to the Prepayment Consideration computed in accordance with the terms of the Note. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of any such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment in an amount sufficient to fully satisfy the Debt.

         8.       Leases and Rents. Borrower does hereby absolutely and
                  ----------------
unconditionally assign to Lender all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. The terms and conditions of this assignment shall be governed by the Assignment of Leases and Rents (the "Assignment of Leases") executed by Borrower in favor of Lender
            --------------------
contemporaneously with this Security Instrument. Except as permitted pursuant to the Assignment of Leases, Borrower shall not enter into any future Leases of all or any part of the Mortgaged Property.

         9.       Maintenance, Use and Management of Mortgaged Property.
                  -----------------------------------------------------

         (a) Borrower shall maintain the Mortgaged Property in good condition and repair and in such a manner as to allow the Mortgaged Property to remain consistently competitive in its market. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Lender, not to be unreasonably withheld. Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may become damaged, worn or dilapidated, and shall also complete and pay for any structure at any time in the process of construction or repair on the Premises. Borrower shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, except that Borrower shall be permitted to contest any change or proposed change thereto under the same terms and conditions as permitted in paragraph 5(b), above.

         (b) Without limiting any rights Lender or its selected representatives may possess hereunder, under the Note or under any Other Security Document to inspect the Mortgaged Property, Lender shall have the right to conduct physical inspections of the Mortgaged Property to ensure Borrower is appropriately maintaining the Mortgaged Property. Following any such inspection, should Lender determine that the Mortgaged Property has not been maintained as required herein, Lender shall have the right to demand that Borrower complete corrective measures within a ninety (90) day period of time. Failure of Borrower to complete such corrective measures within such period shall constitute an immediate Event of Default and shall entitle Lender to exercise all remedies available to it, including, without limitation, performing Borrower's obligations hereunder.

         (c) Borrower shall use and continuously operate and permit the use and continuous operation of the Premises and the Improvements as provided for in Borrower's original loan application to Lender.

         (d) Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to: (i) the removal or resignation of the property manager for the Mortgaged Property; or (ii) if such property manager is an entity affiliated with Borrower, the transfer of ownership, management or control of such property manager to a person or entity other than Borrower, its managing member, general partner or similar controlling entity in Borrower.

         (e) Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to: (i) any change, modification or alteration of the existing access to the Mortgaged Property; (ii) any change in any private restrictive covenant, replat, easement, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender.

         10.      Sale of Mortgaged Property or Change in Borrower.
                  ------------------------------------------------

         (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in agreeing to make the loan secured hereby, and that Lender has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Mortgaged Property.

         (b) Borrower may not Transfer (hereinafter defined) the Mortgaged Property, nor allow any Change in Ownership (hereinafter defined), unless all of the following conditions shall have been satisfied: (i) Lender has received Borrower's written request for a Transfer, or for a Change in Ownership (or any other request resulting in a new obligor under the Loan) and Lender shall have expressly approved, in its sole discretion, such request in writing, subject to the satisfaction of all requirements hereunder; (ii) no Event of Default has occurred and is continuing; (iii) the proposed new owner/assignee of the Mortgaged Property (the "New Borrower") meets all of Lender's Underwriting
                         ------------
Standards (hereinafter defined); (iv) the Mortgaged Property meets all of Lender's Underwriting Standards related to its financial condition, cash flow, operating income, physical condition, management and operation; (v) Borrower provides Lender such other information and documentation reasonably required by Lender, including without limitation, engineering reports, appraisals, environmental reports and title endorsements; (vi) Borrower reimburses Lender for all underwriting and other costs ("Underwriting Costs") incurred by Lender
                                       ------------------
in connection with such Transfer or Change in Ownership (including without limitation, engineering and/or architect's fees, environmental studies, title searches, credit checks, title endorsements, appraisal fees, attorney fees and any costs associated with obtaining any REMIC Opinion or Rating Agency No-Downgrade Letter (as such terms are hereinafter defined) required by Lender);
(vii) Borrower remits to Lender both a reasonable administrative fee and an assumption fee in the amount of one percent (1%) of the outstanding balance of the Debt as of the date of such Transfer or Change in Ownership. Borrower shall reimburse Lender for all Underwriting Costs incurred by Lender in connection with any request for Lender's consent to a Transfer or a Change in Ownership, whether or not any requested Transfer or Change in Ownership is approved or consummated. A failure to comply with any of the terms of this paragraph 10 shall constitute an Event of Default, and Lender may then declare the entire Debt immediately due and payable upon any such Transfer or Change in Ownership. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to so declare the Debt immediately due and payable, or in denying any request for approval of a Transfer or Change in Ownership. This provision shall apply to every Transfer or Change in Ownership whether or not Lender has consented to any previous Transfer or Change in Ownership.

         (c)      "Lender's Underwriting Standards" shall mean the actual
                   -------------------------------
commercial loan underwriting standards used by PNC Bank, National Association, in connection with its making of loans for the purpose of commercial securitization, or any successor entity that is then servicing the Loan, in effect at the time of the proposed Transfer or Change in Ownership, or, if no such standards exist, such standards which are then customary for a commercial lender in connection with the origination of a commercial mortgage loan, for the purpose of securitization, of the size and type of Borrower's loan from Lender secured hereby.

         (d)      A "Transfer" is defined as any sale, conveyance, assignment,
                     --------
alienation, mortgage, hypothecation, encumbrance, grant of a lien over or a security interest in, pledge or other transfer of the Mortgaged Property or any part thereof or interest therein, whether voluntary or involuntary. Without limiting the generality of the foregoing, a Transfer is deemed to include: (i) an installment sales agreement wherein Borrower agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder; or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents.

         (e)      A "Change in Ownership" shall occur: (i) when the ownership or
                     ------------------
control of more than forty-nine percent (49%), in the aggregate, of the applicable indicia of ownership or actual ownership interest in Borrower, any Guarantor (hereinafter defined), or any Controlling Entity (hereinafter defined) shall be vested in a party or parties who were not owners of such indicia of ownership or actual ownership interest as of the closing of the Loan (1) by any one or more voluntary or involuntary sales, conveyances, transfers, assignments, mortgages, hypothecations, encumbrances, grants of liens over or security interests in, or pledges of such indicia of ownership or actual ownership interest or any interest therein, or (2) in one or a series of transactions causing the creation or issuance of any additional indicia of ownership or actual ownership interest; or (ii) upon the change, removal or resignation of a managing member, general partner or similar controlling person or entity of Borrower, any Guarantor or any Controlling Entity. The term "Controlling Entity"
                                                             ------------------
shall mean any managing member, general partner or similar controlling entity in Borrower or any Guarantor. Involuntary changes in ownership resulting from a death or physical or mental disability shall not be considered a Change in Ownership.

         (f) A Change of Ownership shall not be deemed to have occurred when a shareholder, member, partner or other person (for purposes of this paragraph, each of the foregoing is called an "Estate Planning Transferor")
                                               --------------------------
possessing an ownership interest in Borrower makes a one-time transfer (an "Estate Planning Transfer") during the term of the Loan, of all or part of such
 ------------------------
ownership interest for estate planning purposes to a trust or other entity for the benefit of any of such person's spouse, children or grandchildren, or any of them (each, a "Permitted Transferee"); provided, however, that any such Estate
               --------------------
Planning Transfer shall be subject to the following conditions:

              (i) No Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist on the date of the proposed Estate Planning Transfer; and

             (ii) No such Estate Planning Transfer shall in any event absolve any Estate Planning Transferor, in whole or in part, from its liability, if any, to Lender under the Note, this Security Instrument or any Other Security Document; and

            (iii) Each applicable Permitted Transferee shall execute and deliver to Lender an agreement, in a form acceptable to Lender in its sole discretion, whereby such Permitted Transferee, upon the death of the applicable Estate Planning Transferor, becomes jointly and severally liable for the liability, if any, of such Estate Planning Transferor to Lender under the Note, this Security Instrument or any Other Security Documents; and

             (iv) Lender has been paid a $3,500 administrative fee and all out-of-pocket costs incurred by Lender (including, without limitation, attorney fees) in effecting any Estate Planning Transfer; and

              (v) Lender has determined that, from the date of the closing of the loan to the date of the proposed Estate Planning Transfer, there has been no material adverse change in the (a) financial condition of the Estate Planning Transferor, and (b) financial or physical condition of the Property.

An Estate Planning Transfer shall be effective only upon the date of satisfaction of the last of such conditions to be satisfied. Lender shall have the absolute and unconditional right to require reasonable evidence of the satisfaction of each condition to an Estate Planning Transfer.

         (g) Borrower shall be released from liability for the Debt only after: (i) all conditions for a Transfer or Change in Ownership have been satisfied; (ii) all security documents deemed necessary by Lender have been executed, delivered, recorded and perfected; (iii) Lender has received a policy of title insurance (or similar assurance) reflecting the new ownership and the priority and perfection of Lender's security; (iv) the New Borrower has assumed all required personal liability; and (v) all other reasonable requirements of Lender are satisfied.

         (h) Notwithstanding anything herein to the contrary, in connection with any request for Lender's consent to a Transfer or Change in Ownership subsequent to the conveyance of the Note to a real estate mortgage investment conduit (a "REMIC"), within the meaning of Section 860D of the Internal Revenue
            -----
Code of 1986, as amended from time to time or any successor statute (the "Code")
                                                                          ----
or to another entity in connection with a Secondary Market Transaction (hereinafter defined), Borrower acknowledges that Lender may require Borrower to obtain and deliver to Lender other documentation evidencing that the proposed Transfer or Change in Ownership will not (i) cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) result in a
                               -------------
qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note (a "Rating Agency
                                                             -------------
No-Downgrade Letter").
-------------------

         11.      Anti-Terrorism Laws.
                  -------------------

         (a) Neither Borrower nor any of its affiliates is in violation of any laws or regulations relating to terrorism or money laundering ("Anti-Terrorism Laws"), including Executive Order No. 13224 on Terrorist
  -------------------
Financing, effective September 24, 2001 (the "Executive Order") and the Uniting
                                              ---------------
and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

         (b) Neither Borrower, any of its affiliates, or any of its brokers or other agents acting or benefiting from the Loan is a Prohibited Person. A "Prohibited Person" is any of the following:
 -----------------

              (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

             (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

            (iii) a person or entity with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

             (iv) a person or entity who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order; or

              (v) a person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

         (b) Neither Borrower, any of its affiliates or any of its brokers or other agents acting in any capacity in connection with the Loan (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

         (c) Borrower shall not (1) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Borrower shall deliver to Lender any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming Borrower's compliance herewith).

         12.      Estoppel Certificates and No Default Affidavits.
                  -----------------------------------------------

         (a) After request by Lender, Borrower shall within ten (10) business days furnish Lender with a statement, duly acknowledged and certified by Borrower, setting forth: (i) the amount of the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the rate of interest of the Note; (iv) the date installments of interest and/or principal were last paid; (v) any offsets or defenses to the payment of the Debt, if any; and (vi) that the Note, this Security Instrument and the Other Security Documents are valid, legal and binding obligations and have not been modified, or if modified, giving particulars of such modification.

         (b) Within ten (10) business days after request by Lender, Borrower will furnish Lender with estoppel certificates, in form and content satisfactory to Lender, from all tenants specified by Lender (other than tenants under Leases for residential purposes, congregate care services or mini-warehouse storage rentals where such storage rental is less than ten percent (10%) of the rentable square footage of such storage facility (collectively "Residential Leases")). If any tenant fails to provide such
               ------------------
estoppel certificate, Borrower shall provide a certificate with respect to the tenancy of such tenant, in form and substance satisfactory to Lender.

         13.      Cooperation; Loan Servicing. Borrower acknowledges that Lender
                  ---------------------------
and its successors and assigns may: (a) sell or assign this Security Instrument, the Note and any of the Other Security Documents to one or more investors as a whole loan; (b) sell or assign a participation interest in the Debt to one or more investors; (c) deposit this Security Instrument, the Note and any of the Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets; or (d) otherwise sell or assign the Debt, the Note, this Security Instrument and any of the
Other Security Documents, or any interest therein to investors. The transactions referred to in subparagraphs (a) through (d) above are hereinafter referred to as "Secondary Market Transactions". Borrower shall cooperate in good faith with
    -----------------------------
Lender in effecting any such Secondary Market Transaction and in addressing such matters as any party involved in a Secondary Market Transaction may require, including the provision of such information and documents relating to Borrower, any Guarantors, the Mortgaged Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, any Guarantors, the Mortgaged Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents.
Prior to or in connection with a Secondary Market Transaction, Lender may assign or delegate all or part of the responsibility for servicing the Loan to one or more loan servicers. All references to Lender herein, in the Note or any other Security Document, shall include all such loan servicers.

         14.      Books and Records; Reporting Requirements.
                  -----------------------------------------

         (a) Borrower and Guarantor(s), if any, shall keep complete and accurate books and records of account in accordance with generally accepted accounting principles consistently applied. Borrower shall deliver, or cause to be delivered, the reports and financial statements described below, all in form acceptable to Lender (collectively the "Reports"), within the time period
                                        -------
required. Any required certification of such reports and financial statements must be by the chief financial officer (or other person acceptable to Lender) of Borrower or Guarantor, as applicable.

              (i) Within thirty (30) days after the close of each fiscal year of Borrower, Borrower shall deliver, or cause to be delivered to Lender:
         (A) a certified current rent roll; (B) a certified annual operating statement of the Mortgaged Property; and (C) a certified annual balance sheet and profit and loss statement of Borrower. If the original principal amount of the Loan was $20,000,000.00 or more, then all of the foregoing must be delivered within sixty (60) days after the close of each fiscal year of Borrower and must be audited by independent certified public accountants acceptable to Lender.

             (ii) Within thirty (30) days after the close of the separate individual fiscal years of any Guarantor, Borrower shall deliver, or cause to be delivered to Lender, a certified annual balance sheet and profit and loss statement of each Guarantor, if any. If the original principal amount of the Loan was $20,000,000.00 or more, then all of the foregoing must be delivered within sixty (60) days after the close of each fiscal year of Guarantor and must be audited by independent certified public accountants acceptable to Lender.

            (iii) Within thirty (30) days after the close of each calendar quarter, Borrower shall deliver, or cause to be delivered to Lender the following: (A) a certified current rent roll; (B) a certified quarterly operating statement of the Mortgaged Property; (C) a certified quarterly balance sheet and profit and loss statement of Borrower.

             (iv) Within sixty (60) days after filing, Borrower shall deliver, or cause to be delivered to Lender a certified copy of Borrower's tax return.

         (b) Within thirty (30) days after the close of each fiscal year of Borrower, Borrower shall deliver to Lender, for Lender's approval in its sole discretion, a report (the "Leasing Report") setting forth the minimum economic
                           --------------
terms which Borrower proposes for use in connection with the standard lease form for Leases of portions of the Mortgaged Property during the twelve month period beginning upon such anniversary date. The terms set forth in the Leasing Report shall reflect the prevailing market conditions for like properties in the locality of the Mortgaged Property.

         (c) In addition to the other requirements of this paragraph 14, until such time as the Note is transferred to a REMIC or to another entity in connection with a securitization including the Note, Borrower shall deliver, or cause to be delivered to Lender, within ten (10) days after the close of each calendar month, a current certified rent roll and certified monthly (on a trailing 12 month basis) and annual year to date income statements of the Mortgaged Property.

         (d) Borrower shall supplement the required Reports and Leasing Reports and provide such other financial information in respect of Borrower, any Guarantor and the Mortgaged Property as Lender, from time to time, may request. Borrower acknowledges that, without timely delivery of complete and accurate Reports and Leasing Reports, Lender may not be able to execute a Secondary Market Transaction. Borrower agrees that failure to timely deliver any of the Reports or the Leasing Reports shall be an Event of Default hereunder.

         15.      Performance of Other Agreements. Borrower shall observe and
                  -------------------------------
perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

         16.      Further Acts, Etc. Borrower will, at Borrower's cost, complete
                  ------------------
and deliver any such further acts or documents required by Lender, from time to time, to correct errors in the documenting of the Loan or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in this Security Instrument, the Note or any Other Security Document. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Note, this Security Instrument, the Other Security Documents, at law or in equity, including without limitation the rights and remedies described in this paragraph.

         17.      Recording of Security Instrument, Etc. Except where otherwise
                  --------------------------------------
prohibited by law, Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyance of this Security Instrument and the Note, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, any instrument of further assurance and all federal, state, county and municipal, taxes, duties, impositions, assessments and charges arising out of or in connection with the same.
Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Security Instrument.

         18.      Events of Default. The Debt shall become immediately due and
                  -----------------
payable at the option of Lender, without notice or demand, upon the occurrence of any one or more of the following events (each an "Event of Default"):
                                                     ----------------

         (a) if Borrower fails to make the full and punctual payment of any amount payable pursuant to this Security Instrument, the Note or any Other Security Document, which failure is not cured on or before the fifth (5th) day after written notice from Lender to Borrower of such failure;

         (b) if Borrower fails to pay the entire outstanding principal balance of the Note, together with all accrued and unpaid interest, on the date when due, whether on the Maturity Date (as defined in the Note), or upon acceleration, or on the Prepayment Date (as defined in the Note);

         (c) if Borrower fails to make the full and punctual payment of Taxes or Other Charges as required hereby;

         (d) if Borrower fails to keep the Policies of insurance required hereby in full force and effect, or fails to promptly deliver copies thereof to Lender upon request;

         (e) if a Transfer or a Change in Ownership occurs in violation of the provisions of this Security Instrument, or if Borrower violates or does not comply with the provisions of the Assignment of Leases;

         (f) if any representation or warranty of Borrower or any Guarantor made herein, in any guaranty or indemnity or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (g) if Borrower shall make an assignment for the benefit of creditors or if Borrower is not paying debts as and when the same become due;

         (h) if a receiver, liquidator or trustee of Borrower shall be appointed or if Borrower is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, then upon the same not being discharged, stayed or dismissed within sixty (60) days;

         (i) if Borrower shall be in default under any other deed of trust, mortgage or security agreement covering any part of the Mortgaged Property whether it be superior or junior in priority to this Security Instrument (it not being implied by this clause that any such encumbrance will be permitted);

         (j) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien (other than a lien for local real estate taxes and assessments not then due and payable, or any lien being contested by Borrower pursuant to its rights hereunder) and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

         (k) the expiration, dismissal or final adjudication of any appeal rights of Borrower in connection with any judgment entered against it in excess of $100,000.00 which is not fully covered by insurance (other than Borrower's deductible, if any);

         (l) if Borrower fails to promptly and diligently cure any material violations of laws or ordinances affecting the Mortgaged Property; or

         (m) if for more than thirty (30) days after written notice from Lender, Borrower shall fail to perform any other term, covenant or condition of the Note, this Security Instrument or any of the Other Security Documents; provided, however, that if such failure to perform is of a type which cannot be cured within such thirty (30) day period and Borrower diligently commences and prosecutes such cure, Lender shall allow a reasonable additional time period (not to exceed sixty (60) additional days) to complete such cure.

         19.      Right to Cure Defaults. Upon the occurrence of any Event of
                  ----------------------
Default, or if Borrower fails to make any payment or to do any act as herein required, Lender may do such acts or make such payments in Borrower's stead, in such manner and to the extent that Lender may deem necessary to protect the security hereof. Any such acts or payments by Lender shall be at Lender's sole discretion, may be taken without notice to or demand on Borrower, and will not release Borrower from any obligation hereunder. Lender is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property, to cause this Security Instrument to be foreclosed or to collect the Debt. All such costs and expenses (including attorney fees) incurred by Lender in remedying any such Event of Default, in acting or making payments in Borrower's stead, or in appearing in, defending or bringing any of the foregoing actions or proceedings, shall bear interest at the Default Rate from the date incurred by Lender until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         20.      Lender's Remedies.
                  -----------------

         (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Mortgaged Property, including, without limitation, the following actions:

              (i) declare the entire Debt to be immediately due and payable;

             (ii) institute proceedings to foreclose this Security Instrument, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

            (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

             (iv) enforce the power of sale herein granted;

              (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or the Other Security Documents;

             (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument;

            (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt or the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

           (viii) enforce Lender's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Borrower with respect to the Mortgaged Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorney fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, Insurance Premiums and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

             (ix) pursue such other rights and remedies as may then be available at law and in equity. To the extent permitted presently or in the future by laws of the state in which the Premises and Improvements are located, Lender may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Security Instrument or the complete or partial sale of the Mortgaged Property under a power of sale which power is hereby granted to Trustee.

In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Security Instrument shall continue as a lien on the remaining portion of the Mortgaged Property.

         (b) To the extent permitted by applicable law, Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and , except as otherwise provided by law, Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (c) Upon the completion of any sale or sales made by Trustee under or by virtue of this Security Instrument, Trustee, or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold, and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that Trustee or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Security Instrument, whether made under the power of sale herein or granted or under or by virtue of judicial proceedings or any judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

         (d) Upon any sale made under or by virtue of this Security Instrument, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or any judgment or decree of foreclosure and sale, Lender may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom, to the extent allowed by applicable law, the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument.

         (e) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Instrument upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

         (f) In any action by Lender to recover a deficiency judgment following a foreclosure or trustee's sale, the successful bid amount at that sale shall be deemed conclusively to be the fair market value of the Mortgaged Property sold at that sale, which value shall be binding against Borrower in any proceedings to determine or establish the fair market value of that portion of the Mortgaged Property. The successful bid at any foreclosure or trustee's sale shall be the preferred alternative means of determining and establishing the fair market value of the portion of the Mortgaged Property sold at the sale. Borrower hereby waives any right to have the fair market value of the Mortgaged Property determined by a judge or jury in any action seeking a deficiency judgment, including without limitation, a hearing to determine fair market value pursuant to A.R.S. Sections 12-1566, 33-814, 33-725, or 33-727.

         (g) Lender shall have all rights, remedies and recourses granted in this Security Instrument and the Other Security Documents or available at law or equity (including the Uniform Commercial Code), which rights: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note, this Security Instrument and the Other Security Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefore shall arise and exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. No enforcement of any rights, remedies or recourse under the Note, this Security Instrument and the Other Security Documents or otherwise at law or equity shall be deemed to cure any Event of Default. The remedies provided for in this Security Instrument may be exercised in any order.

         21.      Changes in the Laws Regarding Taxation. If any law is enacted
                  --------------------------------------
or adopted or amended after the date of this Security Instrument which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Mortgaged Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the entire Debt immediately due and payable; provided, however, that no Prepayment Consideration shall be required solely as a result of a prepayment required by any such declaration.

         22.      Documentary Stamps. If at any time the United States of
                  ------------------
America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Security Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         23.      Usury Laws. All interest and other charges, fees, goods,
                  ----------
things in action or any other sums, things of value and reimbursable costs that Borrower is or may become obligated to pay or reimburse in connection with the Loan evidenced by the Note, and which may be deemed to constitute "interest" within the meaning of Arizona Revised Statutes Section 44-1201 et. seq. shall be deemed to constitute items of interest in addition to the rate(s) of interest specified above, which Borrower hereby contracts in writing to pay. This Security Instrument, the Other Security Documents and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any other charges at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Security Instrument, the Other Security Documents or the Note, Borrower is at any time required or obligated to pay any such amounts at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

         24.      Right of Entry. Lender and its agents shall have the right to
                  --------------
enter and inspect the Mortgaged Property at all reasonable times.

         25.      Reasonable Use and Occupancy. In addition to the rights which
                  ----------------------------
Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Borrower, or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

         26.      Security Agreement. This Security Instrument is both a real
                  ------------------
property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), made by and
                                        -----------------------
between Borrower, as debtor, and Lender, as secured party, and by and between Borrower, as debtor and Trustee, as secured party. Borrower hereby grants to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being herein referred to as the "Collateral"). If an
                                                         ----------
Event of Default shall occur, Lender and Trustee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Trustee or Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender or Trustee, Borrower shall at its expense assemble the Collateral and make it available to Lender or Trustee at a convenient place acceptable to Lender or Trustee. Borrower shall pay to Lender or Trustee on demand any and all expenses, including legal expenses and attorney fees, incurred or paid by Lender or Trustee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. The Collateral may be sold in such manner, portions, order or parcels as Lender may determine, with or without having first taken possession of same. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales or attempted sales, any other action, proceeding, or other exercise of a remedy, and the liens granted by this Security Instrument shall continue unimpaired. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         27.      Actions and Proceedings. Lender or Trustee has the right to
                  -----------------------
appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Lender shall, at its option, be subrogated to the lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         28.      Waiver of Counterclaim. Borrower hereby waives the right to
                  ----------------------
assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and, to the extent permitted by law, waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender, or its successors or assigns, against Borrower, or in any matters whatsoever arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents or the Debt.

         29.      Recovery of Sums Required to Be Paid. Lender shall have the
                  ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         30.      Marshalling and Other Matters. Borrower hereby waives, to the
                  -----------------------------
extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption and similar laws now or hereafter in force
           -------------
and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         31.      Costs and Expenses. Without limiting Lender's rights under any
                  ------------------
other provision herein or in the Note or any Other Security Document, Borrower agrees that it will reimburse Lender for any and all costs and expenses incurred by Lender in connection with any breach or default of this Security Instrument, the Note or any Other Security Document, or in connection with any request that Lender take, or refrain from taking, any action with respect to Borrower or the Mortgaged Property.

         32.      Access Laws.
                  -----------

         (a) Borrower agrees that the Mortgaged Property shall at all times comply with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all similar state and local laws and ordinances related to access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively the "Access Laws").
 -----------

         (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Mortgaged Property, Borrower shall not alter the Mortgaged Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of an architect, engineer or other person acceptable to Lender regarding compliance with applicable Access Laws.

         (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to any violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         33.      Indemnification. Borrower shall protect, defend, indemnify and
                  ---------------
save harmless Lender and Trustee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorney fees and expenses) (the "Indemnified Obligations"), imposed upon, incurred by or asserted against
      -----------------------
Lender or Trustee by reason of: (a) ownership of this Security Instrument, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, non-use or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; and (e) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Lender or Trustee by reason of the application of this indemnification shall be secured by this Security Instrument and the Other Security Documents, shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender or Trustee until paid. The obligations and liabilities of Borrower under this paragraph shall survive any termination, satisfaction or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure. The foregoing indemnification shall not relate to Indemnified Obligations arising from Lender's gross negligence or willful misconduct.

         34.      Notices. Except as otherwise specified herein, any notice,
                  -------
consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note. The notice address for Trustee is:

                  Trustee: Chicago Title Insurance Company
                           2415 E. Camelback Road #300
                           Phoenix, Arizona 85016

         35.      Authority.
                  ---------

         (a) Borrower (and the undersigned representative of Borrower, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Security Instrument, and to deed, mortgage, give, grant, bargain, sell, alienate, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

         (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

         36.      Waiver of Notice. Borrower shall not be entitled to any
                  ----------------
notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any other notice.

         37.      Remedies of Borrower. In the event that a claim or
                  --------------------
adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or the Other Security Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

         38.      Sole Discretion of Lender. Wherever pursuant to this Security
                  -------------------------
Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         39.      Nonwaiver. The failure of Lender or Trustee to insist upon
                  ---------
strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of: (a) the failure of Lender or Trustee to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof, of the Note or the Other Security Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or
(c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights and remedies of Lender or Trustee under this Security Instrument and the Other Security Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Trustee and Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         40.      Waiver of Automatic or Supplemental Stay. In the event of the
                  ----------------------------------------
filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Borrower (other than an involuntary petition filed by or joined by Lender), Borrower shall not assert, or request any other party to assert, that the automatic stay under ss. 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Lender to enforce any rights it has by virtue of this Security Instrument, or any other rights that Lender has, whether now or hereafter acquired, against any Guarantor. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss.105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument against any Guarantor. The waivers contained in this paragraph are a material inducement to Lender's willingness to make the Loan, and Borrower acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Lender of its rights and remedies against Borrower or any Guarantor.

         41.      Bankruptcy Acknowledgment. In the event the Mortgaged Property
                  -------------------------
or any portion thereof or interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Security Instrument, to obtain: (a) an order from the Bankruptcy Court or other appropriate court granting immediate relief from any automatic stay laws (including ss.362 of the Bankruptcy Code) so to permit Lender to pursue its rights and remedies against Borrower as provided under this Security Instrument and all other rights and remedies of Lender at law and in equity under applicable state law; and (b) an order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under ss.363 of the Bankruptcy Code. In connection with any such orders, Borrower shall not contend or allege in any pleading or petition that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized by state law.

         42.      No Oral Change. This Security Instrument, and any provisions
                  --------------
hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         43.      Liability. If Borrower consists of more than one person, the
                  ---------
obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         44.      Inapplicable Provisions. If any term, covenant or condition of
                  -----------------------
the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         45.      Headings, Etc. The headings and captions of various paragraphs
                  --------------
of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         46.      Concerning the Trustee. Trustee shall be under no duty to take
                  ----------------------
any action hereunder except as expressly required hereunder or by law, or to perform any act which would impose upon Trustee any expense or liability, or require the Trustee to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation in lieu thereof for any services rendered by Trustee hereunder. Trustee may resign at any time upon giving thirty (30) days' notice to Lender. In the event of the death, removal, resignation, or refusal or inability to act of Trustee or any duly appointed successor Trustee, or in Lender's sole discretion for any reason whatsoever, Lender, from time to time without notice and without specifying any reason therefor and without applying to any court, may select and appoint a successor trustee by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee hereunder shall thereupon become vested in such successor. Such successor trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this Security Instrument for the appointment of a successor for the Trustee shall be in addition to and not in exclusion of any other provisions for such an appointment, by law or otherwise.

         47.      Trustee's Costs. Borrower shall pay all costs, fees and
                  ---------------
expenses incurred by Trustee and Trustee's agents and counsel in connection with the Trustee's performance of its duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

         48.      Counterparts. This Security Instrument may be executed in any
                  ------------
number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Security Instrument.

         49.      Definitions. Unless the context clearly indicates a contrary
                  -----------
intent or unless otherwise specifically provided herein, words used in this Security Instrument (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The word "Borrower" shall mean "each Borrower
                                             --------
and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any
                                    ------
subsequent holder of the Note"; the word "Trustee" shall mean "Trustee and any
                                          -------
successor trustee under this Security Instrument; the word "Note" shall mean
                                                            ----
"the Note and any other evidence of indebtedness secured by this Security Instrument"; the word "person" shall include an individual, corporation,
                       ------
partnership, limited partnership, limited liability partnership, limited liability company, trust, unincorporated association, government, governmental authority and any other entity; and the words "Mortgaged Property" shall include
                                               ------------------
any portion of the Mortgaged Property and any interest therein. Additionally, the word "Guarantor" shall mean any person or entity guaranteeing or
          ---------
indemnifying payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument, the Note or the Other Security Documents, including, without limitation, any person or entity executing the Non-Recourse Indemnification Agreement delivered to Lender in connection with the Loan.

         50.      Homestead. Borrower hereby waives and renounces all homestead
                  ---------
and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part hereof.

         51.      Assignments. Lender shall have the right to assign or transfer
                  -----------
its rights under this Security Instrument without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Instrument.

         52.      Exculpation. Notwithstanding anything to the contrary
                  -----------
contained in this Security Instrument, the liability of Borrower for the payment of the Debt and for the performance of the other agreements, covenants and obligations contained herein, in the Note or in any of the Other Security Documents shall be limited as set forth in Paragraph 12 of the Note.

         53.      Integration. This Security Instrument, the Note and the Other
                  -----------
Security Documents embody the entire agreement by and between Borrower and Lender with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein; provided, however, that
                                                       --------  -------
except to the extent inconsistent with the specific terms and provisions of this Security Instrument, the Note and the Other Security Documents, all representations, warranties, statements, covenants and agreements of Borrower contained in any loan commitment and/or loan application executed in connection with the Loan shall survive the funding of the Loan, any termination, satisfaction, or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

         54.      Applicable Law; Jurisdiction. This Security Instrument shall
                  ----------------------------
be governed and construed in accordance with the laws of the state in which the Premises and Improvements encumbered by this Security Instrument are located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

         55.      Single Purpose Entity.
                  ---------------------

         (a) Until the Debt has been paid in full to Lender, Borrower's organizational documents will provide that Borrower's sole business purpose shall be the acquisition, ownership and operation of the Mortgaged Property. Borrower shall at all times during the term of the Note conduct its business affairs in compliance with such organizational documents. In addition, Borrower represents and warrants to, and covenants and agrees with Lender that Borrower has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Mortgaged Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Mortgaged Property, and (ii) such incidental personal property as may be necessary for the operation of the Mortgaged Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's prior written consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation, articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (e) own any subsidiary or make any investment in, any person or entity without the prior written consent of Lender; (f) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, excepting trade payables (which must be paid when due) incurred by Borrower in the ordinary course of its business of owning and operating the Mortgaged Property; (h) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or managing member of Borrower, and any other person or entity; (i) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof; (j) seek the dissolution or winding up in whole, or in part, of Borrower; (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person; (l) hold itself out to be responsible for the debts of another person; (m) make any loans to any third party; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

         (b) In addition to the foregoing, if Borrower or its Controlling Entity is a single member limited liability company, it must be organized under the laws of Delaware, its organizational documents must also contain continuation of existence provisions acceptable to Lender, it must cause an acceptable Delaware counsel to deliver acceptable non-consolidation and non-dissolution opinions to Lender and it must satisfy any other requirements imposed by Lender.

         (c) If the original principal amount of the Loan was $20,000,000.00 or more, then, in addition to the foregoing:

              (i) Borrower's organizational documents shall require unanimous consent of all shareholders, members, partners or other owners of an equity ownership interest in Borrower prior to the filing of petition in bankruptcy, or for the dissolution, liquidation, consolidation, merger or sale of all or substantially all of Borrower's assets.

             (ii) Borrower must have (A) at least two Independent Controlling Persons (hereinafter defined), and (B) organizational documents requiring the unanimous consent of all directors, members, partners or other persons having similar decision-making authority with respect to Borrower (each, a "Controlling Person") prior to the filing of petition
                            ------------------
         in bankruptcy, or for the dissolution, liquidation, consolidation, merger or sale of all or substantially all of either Borrower's assets. The term "Independent Controlling Person" shall mean a Controlling
                   ------------------------------
         Person approved by Lender who shall at no time during the term of the Loan be, or have been within the 5 years immediately preceding becoming an Independent Controlling Person, (1) an employee, director, member, stockholder, partner or employee of Borrower or of any of its Affiliates (hereinafter defined), (2) a customer of or supplier to (including any attorney, accountant, broker or banker) to Borrower or any of its Affiliates, or (3) an immediate family member of any such employee, director, member, stockholder, partner, customer or supplier. The term "Affiliate" shall mean any person or entity (I) which owns
                   ---------
         beneficially, directly or indirectly, ten percent (10%) or more of the outstanding ownership interest in Borrower (each, an "Owning
                                                               ------
         Affiliate"), or (II) of which ten percent (10%) or more of its
         ---------
         outstanding ownership interest is owned beneficially, directly or indirectly, by any Owning Affiliate, or (III) which is controlled by any Owning Affiliate, as the term "control" is defined under Section
         230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R. Section 230.405, or (IV) any immediate family member of the foregoing.

            (iii) Borrower agrees that its Controlling Entity shall also be subject to all of the requirements contained in this section, except that its organizational documents shall prohibit it from engaging in any business or activity other than the operation and maintenance of the Mortgaged Property, and activities incidental thereto, or acquiring or owning any material assets other than its interest in Borrower.

         56.      Fixture Filing. This Security Instrument shall be deemed a
                  --------------
fixture filing within the meaning of any applicable uniform commercial code, and for such purpose, the following information is given:

         Name, address and                   Deer Valley Financial Center, LLC
         tax identification                           Tax ID No. 20-0115681
         number of Debtor(s):                Huntington Company, L.L.C.
                                                      Tax ID No. 86-0723187
                                             Geneva Company, L.L.C.
                                                      Tax ID No. 86-0733848
                                             Metzger Deer Valley, LLC
                                                      Tax ID No. 77-0608616
                                             c/o Hannay Investment Properties
                                             4651 E. Palomino Road
                                             Phoenix, Arizona  85018

         Name and address                    PNC Bank, National Association
         of Secured Party                    10851 Mastin, Suite 300
                                             Overland Park, Kansas 66210

         Description of the type
         (or items) of property:             See the Recitals herein.

         Description of real estate
         to which the collateral
         is attached or upon which
         it is or will be located:           See Exhibit A hereto.

         Some of the above described collateral is or is to become fixtures upon the above-described real estate, and this fixture filing is to be filed for record in the public real estate records.

         57.      Prepayment. The Debt may only be prepaid in accordance with
                  ----------
the terms of the Note.

         58.      Default Interest. Upon the occurrence of any Event of Default
                  ----------------
(including, without limitation, the failure of Borrower to pay the Debt in full on the Maturity Date), Borrower shall pay interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note).

         59.      Additional Terms and Provisions. Certain additional and
                  -------------------------------
supplemental terms and provisions of this Security Instrument are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Security Instrument.

         (a)      Boiler and Machinery Insurance. Borrower will not be required
                  ------------------------------
to obtain any separate boiler and machinery insurance with respect to the air conditioning units located at the Mortgaged Property as of the closing, or any replacements therefore that are substantially similar in size to the existing units.

         (b)      Payment of Taxes and Other Charges. The phrase "as the same
                  ----------------------------------
become due and payable" in Paragraph 5(a) is amended to be the phrase "prior to the same becoming delinquent".

         (c)      Corrective Maintenance Period. The phrase "should Lender
                  -----------------------------
determine" in the second sentence of Paragraph 9(b) is amended to be the phrase "should Lender reasonably determine".

         (d)      Transfer. Any transfer by Huntington Company, L.L.C. or Geneva
                  --------
Company, L.L.C. of their respective ownership interest in the Mortgaged Property to any other entity that was a "Borrower" as of the date hereof shall not be deemed a "Transfer" under Paragraph 10.

         (e)      Financial Reporting. Each reference to the phrase "thirty (30)
                  -------------------
days" in Paragraph 14(a)(i), Paragraph 14(a)(ii) or Paragraph 14(b) is amended to be the phrase "sixty (60) days".

         (f)      Events of Default. Paragraph 18(k) is amended to add the
                  -----------------
phrase "and is not paid within thirty (30) days following such expiration, dismissal or final adjudication" at the end thereof.

         (g)      Single Purpose Entity. Paragraph 55(a)(g) is amended to read
                  ---------------------
as follows:

                  "(g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, excepting trade payables (which must be paid when due) incurred by Borrower in the ordinary course of its business of owning and operating the Mortgaged Property and further excepting advances made to or on behalf of any Borrower under the terms of that certain Co-Tenancy Agreement entered into with respect to the Mortgaged Property by all of the Borrowers contemporaneously with the closing of the Loan;"

         IN WITNESS WHEREOF, Borrower has executed this Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing to be effective as of the day and year first above written.

                                 "Borrower"

                                 DEER VALLEY FINANCIAL CENTER, LLC,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "Borrower"

                                 HUNTINGTON COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "Borrower"

                                 GENEVA COMPANY, L.L.C.,
                                 an Arizona limited liability company


                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President


                                 "Borrower"

                                 METZGER DEER VALLEY, LLC,
                                 a Delaware limited liability company

                                 By:     Metzger Family of Saratoga, LLC,
                                         a New York limited liability company
                                         Its sole Member


                                          By: /s/ Irving L. Metzger
                                              -------------------------------
                                             Irving L. Metzger, Managing Member

                                ACKNOWLEDGMENT(S)


STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of DEER VALLEY FINANCIAL CENTER, LLC, an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         /s/ R. A. Sandidge
                                         ------------------------------
                                         Notary Public

My Commission Expires:
8-20-07




STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of HUNTINGTON COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of GENEVA COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company the sole Member of METZGER DEER VALLEY, LLC, a Delaware limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                         ASSIGNMENT OF LEASES AND RENTS






                        DEER VALLEY FINANCIAL CENTER, LLC
                           HUNTINGTON COMPANY, L.L.C.
                             GENEVA COMPANY, L.L.C.
                            METZGER DEER VALLEY, LLC

                             (collectively Borrower)



                                       to



                         PNC BANK, NATIONAL ASSOCIATION
                                    (Lender)




                               Dated:      September 18, 2003

                               Location:   Deer Valley Financial Center
                                           22601 N. 19th Avenue
                                           Phoenix, Arizona  85027

                               RECORD AND RETURN TO:

                               PNC BANK, NATIONAL ASSOCIATION
                               10851 Mastin, Suite 300
                               Overland Park, Kansas 66210
                               Attention:  Closing Department

                               Loan No.:   94-0950186

         THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") is made as of
                                               ----------
September 18, 2003, by Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower"), each having its principal place of business (or residing) at Hannay
 --------
Investment Properties, 4651 E. Palomino Road, Phoenix, Arizona 85108 to PNC Bank, National Association ("Lender"), having a mailing address at 10851 Mastin,
                             ------
Suite 300, Overland Park, Kansas 66210.

                                    RECITALS:
                                    ---------

         THAT Borrower for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and absolutely and unconditionally assigns to Lender Borrower's entire interest in and to all current and future leases, reciprocal easement agreements and other agreements (together with any extensions or renewals of the same without further or supplemental assignment), now or hereafter made and affecting the use, enjoyment, or occupancy of all or any part of that certain real property more particularly described in Exhibit A
                                                                      ---------
attached hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "Mortgaged Property"), all of the same being
                                 ------------------
hereinafter collectively referred to as the "Leases";
                                             ------

         TOGETHER WITH all rents (including, without limitation, percentage rents), income, issues, revenues, proceeds and profits arising from the Leases and all rents, income, issues, revenues, proceeds and profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Mortgaged Property (hereinafter collectively referred to as the "Rents").

         THIS ASSIGNMENT is made on the following terms, covenants and conditions:

1.       Indebtedness Secured. This Assignment is made for the purposes of
         --------------------
         securing:

(a) The payment of the Debt (hereinafter defined), including, without limitation, the principal sum, interest and all other sums evidenced by that certain Promissory Note (the "Note") executed by Borrower contemporaneously with this Assignment and payable to the order of Lender.

(b) The performance and discharge of each and every obligation, covenant and agreement of Borrower contained herein, in the Note, in the Security Instrument (as defined in the Note) and in any of the Other Security Documents (as defined in the Note).

2.       Borrower's Warranties. Borrower warrants that: (i) Borrower is the sole
         ---------------------
         owner of the entire lessor's interest in the Leases; (ii) the Leases are in all material respects valid and enforceable and have not been altered, modified or amended in any manner since copies of same were last delivered to Lender; (iii) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (iv) none of the Rents have been collected for more than one (1) month in advance; (v) Borrower has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Mortgaged Property; (vi) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (vii) to the best of Borrower's knowledge, there exist no offsets or defenses to the payment of any portion of the Rents; and (viii) other than Leases for all or any part of the Mortgaged Property for residential purposes, for congregate care services or for mini-warehouse storage rentals where such storage rental is less than ten percent (10%) or more of the rentable square footage of such storage facility (collectively "Residential Leases"),
                                                         ------------------
         true and correct copies of all Leases in existence as of the date of this Assignment were delivered to Lender prior to the execution of this Assignment.

3.       Present and Absolute Assignment. Borrower does hereby absolutely and
         -------------------------------
         unconditionally assign to Lender all of Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this Assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Nothing herein shall be construed to bind Lender to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as Lender may hereinafter require to further evidence and confirm this Assignment. Lender is hereby granted the right to enter the Mortgaged Property for the purpose of enforcing Lender's interest in the Leases and the Rents, this Assignment constituting a present, absolute and unconditional assignment of the Leases and Rents. Nevertheless, subject to the terms hereof, Lender grants to Borrower a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Borrower shall hold the Rents for use in the payment of all current sums due on the Debt. Upon an Event of Default (as defined in the Security Instrument), the license granted to Borrower herein shall be automatically terminated and Lender shall be immediately entitled to receive and apply all Rents, whether or not Lender enters upon and takes possession or control of the Mortgaged Property. Lender is hereby granted the right, at its option, upon the termination of the license granted Borrower herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the termination of the license herein granted may be applied toward payment of the Debt in such order and manner as Lender, in its sole and absolute discretion, shall deem proper.

4.       Performance of Leases. With respect to all Leases, Borrower shall: (i)
         ---------------------
         observe and perform all the obligations imposed upon Borrower as landlord; (ii) not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (iii) other than Residential Leases, promptly send to Lender copies of all notices of default which Borrower shall send or receive thereunder; (iv) enforce all of the material terms, covenants and conditions which are to be performed by any tenant, short of termination thereof; (v) not collect any of the Rents more than one (1) month in advance; (vi) not execute any other assignment of Borrower's interest in any of the Leases or the Rents; (vii) execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Lender shall from time to time require; and
         (viii) not extend any Lease or enter into any new or renewal Lease affecting the Mortgaged Property except as allowed pursuant to this Assignment.

5.       Acts Requiring Lender's Approval.
         --------------------------------

(a) Without obtaining Lender's prior written approval (which shall not be unreasonably withheld), Borrower shall not:

(i) extend any Lease or enter into any new or renewal Lease affecting the Mortgaged Property; provided, however, that no such approval is required if: (A) such Lease is written on a standard form of lease approved in writing by Lender (the "Approved Lease Form") with no
                                             -------------------
         material changes to such Approved Lease Form; (B) all of the terms of such Lease equal or exceed the requirements set forth in the then applicable Leasing Report (as defined in the Security Instrument);
         (C) such Lease is an arm's-length transaction with an unrelated third party tenant; (D) an executed copy of such Lease (other than Residential Leases, unless requested by Lender) shall be furnished to Lender within ten (10) days after its execution; (E) such Lease provides that upon Borrower's request the tenant thereunder shall subordinate such Lease to the Security Instrument and shall agree to attorn to Lender and such subordination and attornment shall be evidenced by a written agreement executed by such tenant in form and substance satisfactory to Lender;

(ii) other than Residential Leases, consent to any assignment of or subletting by any tenant under any of the Leases (except in accordance with the terms of such tenant's Lease);

(iii) alter, modify, change, cancel or terminate any guaranty of any of the Leases;

(iv) other than Residential Leases, materially alter, modify, change the terms of, cancel, terminate or accept a surrender of any of the Leases; or

(v) transfer or permit a transfer of the Mortgaged Property or of any interest therein, even if such a transfer is permitted under the Security Instrument, if such transfer would effect a merger of the estates and rights of, or a termination or diminution of the obligations of, tenants under any of the Leases.

(b)      Notwithstanding anything to the contrary above, Borrower agrees that:
         (i) Borrower shall not modify, amend, supplement or replace the Approved Lease Form without Lender's prior written approval, which approval shall not be unreasonably withheld; and (ii) Borrower shall not enter into, materially modify, extend, renew or terminate any Lease in respect of twenty percent (20%) or more of the rentable space at the Mortgaged Property without Lender's prior written approval, which approval may be withheld or granted in Lender's sole discretion.

6.       Remedies of Lender. Upon or at any time after an Event of Default,
         ------------------
         Lender may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt: (i) in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Lender may deem proper; (ii) with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and
         (iii) make from time to time all alterations, renovations, repairs or replacements to the Mortgaged Property as Lender deems proper. Lender may apply any Rents obtained by it to the payment of the following in such manner and order as Lender in its sole and absolute discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of securing, managing, operating and maintaining the Mortgaged Property, including, without limitation, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable; all taxes, charges, claims, assessments, water charges, sewer rents and any other liens; premiums for all insurance which Lender may deem necessary or desirable; the cost of all alterations, renovations, repairs or replacements; and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Debt, together with all court costs and attorney fees, receiver fees and all other costs and expenses incurred by Lender. Upon the occurrence of an Event of Default, Lender, at its option, may either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Borrower or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise. Borrower grants to Lender its irrevocable power of attorney, coupled with an interest, to take any and all actions allowed hereunder and any or all other actions designated by Lender for the proper management and preservation of the Mortgaged Property. The exercise by Lender of any particular remedy or right hereunder and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default by Borrower.

7.       No Liability of Lender. Lender shall not be liable for any loss
         ----------------------
         sustained by Borrower resulting from Lender's failure to let the Mortgaged Property after an Event of Default or from any other act or omission of Lender in managing the Mortgaged Property after an Event of Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment. Borrower hereby agrees to hold Lender harmless from any and all liability, loss or damage (including attorney fees and the costs of defense) from any and all claims and demands whatsoever asserted against Lender pursuant to the Leases or this Assignment, including, without limitation, any claims or demands related to any alleged obligations or alleged undertakings on Lender's part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Borrower shall reimburse Lender immediately upon demand for the amount of any such liability, loss or damage, the payment of which shall be secured by this Assignment, by the Security Instrument and by the Other Security Documents. Upon the failure of Borrower to reimburse Lender, Lender may, at its option, declare the entire Debt immediately due and payable. This Assignment shall not obligate or make Lender liable for (i) the control, care, management or repair of the Mortgaged Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Mortgaged Property by the tenants or any other parties, any dangerous or defective condition of the Mortgaged Property, including without limitation the presence of any Hazardous Material (as defined in the Environmental Indemnity Agreement executed contemporaneously herewith in favor of Lender), or (v) any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

8.       Notice to Tenants. Borrower hereby authorizes and directs all tenants
         -----------------
         or occupants now or in the future possessing any rights in the Mortgaged Property pursuant to any of the Leases, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a default exists thereunder, under this Assignment, under the Note or under the Other Security Documents, to pay over to Lender all Rents and to continue to do so until otherwise notified by Lender in writing.

9.       Other Security. Lender may take or release other security for the
         --------------
         payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

10.      Other Remedies. Nothing contained in this Assignment and no act done or
         --------------
         omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to prejudice or waive Lender's rights and remedies under the Note, the Security Instrument, or the Other Security Documents. Lender's right to collect the Debt and to enforce any other security held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

11.      No Mortgagee-in-Possession. Nothing herein contained shall be construed
         --------------------------
         as constituting Lender a "mortgagee-in-possession" or "beneficiary-in-possession" in the absence of the taking of actual possession of the Mortgaged Property by Lender. Borrower hereby expressly waives and releases all claims and liability against Lender in Lender's exercise of its rights and powers hereunder.

12.      Notices. Except as otherwise specified herein, any notice, consent,
         -------
         request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

13.      Conflict of Terms. In case of any conflict between the terms of this
         -----------------
         Assignment and the terms of either the Note or the Security Instrument, the terms of the Note and the Security Instrument shall prevail.

14.      No Oral Change. This Assignment and any provisions hereof may not be
         --------------
         modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15.      Certain Definitions. Unless the context clearly indicates a contrary
         -------------------
         intent or unless otherwise specifically provided herein, words used in this Assignment (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The word "Borrower"
                                                                  --------
         shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the
               ------
         Note"; the word "Note" shall mean "the Note and any other evidence of
                          ----
         indebtedness secured by the Security Instrument"; the word "person"
                                                                     ------
         shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority and any other entity; the words "Mortgaged Property" shall include any portion
                                  ------------------
         of the Mortgaged Property and any interest therein; and the word "Debt"
                                                                           ----
         shall mean all amounts due and payable under the Note, together with all sums due under the Security Instrument and the Other Security Documents, including applicable attorney fees and costs.

16.      Non-Waiver. The failure of Lender to insist upon strict performance of
         ----------
         any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the Other Security Documents; (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its sole and absolute discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

17.      Inapplicable Terms, Covenants or Conditions. If any term, covenant or
         -------------------------------------------
         condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such term, covenant or condition.

18.      Applicable Law; Jurisdiction. This Assignment shall be governed and
         ----------------------------
         construed in accordance with the laws of the state in which the real property encumbered by the Security Instrument is located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

19.      Termination of Assignment. Upon payment in full of the Debt and the
         -------------------------
         delivery and recording of a satisfaction, conveyance or discharge of the Security Instrument duly executed by Lender, this Assignment shall be deemed null and void and of no further effect.

20.      Successors and Assigns. Lender shall have the right to assign or
         ----------------------
         transfer its rights under this Assignment without limitation. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Lender and any subsequent holder of the Note and beneficiary under the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property.

21.      Counterparts. This Assignment may be executed in any number of
         ------------
         counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Assignment.

22.      WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY
         --------------------
         AND INTENTIONALLY WAIVE ANY RIGHT THEY, OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION IN CONNECTION WITH THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS.

23.      Additional Terms and Provisions. Certain additional and supplemental
         -------------------------------
         terms and provisions of this Assignment are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Assignment.

(a)      Acts Requiring Lender's Approval. Paragraph 5(b)(ii) is amended to read
         --------------------------------
         as follows:

              "(ii) Borrower shall not enter into, materially modify, extend, renew or terminate any Lease in respect of twenty percent (20%) or more of the rentable space at the Mortgaged Property without Lender's prior written approval, in Lender's reasonable discretion, not to be unreasonably withheld or delayed (PNC Bank agreeing that it shall be deemed to have given such approval if it has not responded to Borrower's request for such approval within 15 days after its receipt of Borrower's request for such approval)."

               THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.

         IN WITNESS WHEREOF, Borrower has executed this Assignment of Leases and Rents to be effective as of the day and year first above written.

                                 "Borrower"

                                 DEER VALLEY FINANCIAL CENTER, LLC,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "Borrower"

                                 HUNTINGTON COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "Borrower"

                                 GENEVA COMPANY, L.L.C.,
                                 an Arizona limited liability company


                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "Borrower"

                                 METZGER DEER VALLEY, LLC,
                                 a Delaware limited liability company

                                 By:     Metzger Family of Saratoga, LLC,
                                         a New York limited liability company
                                         Its sole Member


                                         By: /s/ Irving L. Metzger
                                             --------------------------------
                                             Irving L. Metzger, Managing Member

                                ACKNOWLEDGMENT(S)


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of DEER VALLEY FINANCIAL CENTER, LLC, an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of HUNTINGTON COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of GENEVA COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company the sole Member of METZGER DEER VALLEY, LLC, a Delaware limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                                                             Loan No. 94-0950186

                        ENVIRONMENTAL INDEMNITY AGREEMENT
                        ---------------------------------

         THIS ENVIRONMENTAL INDEMNITY AGREEMENT (the "Indemnity") is entered
                                                      ---------
into as of September 18, 2003, by the undersigned ("Indemnitor") in favor of PNC
                                                    ----------
Bank, National Association ("Lender").
                             ------

                                    RECITALS:
                                    ---------

         A. Contemporaneously with this Indemnity, Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower") have executed and delivered a Promissory Note
                       --------
(the "Note") to Lender evidencing Lender's loan to Borrower in the amount of
      ----
$11,625,000.00 (the "Loan").
                     ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note), which Security Instrument encumbers the property described therein (the "Mortgaged Property") and including, without
                                 ------------------
limitation, the real property more particularly described in Exhibit A attached
                                                             ---------
hereto, and the Other Security Documents (as defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                 --------------

         C. As a condition to making the Loan, Lender has required that Indemnitor indemnify Lender with respect to the matters set forth herein.

         D. The extension of the Loan to Borrower is a substantial benefit to Indemnitor, and Indemnitor therefore has agreed to provide Lender the indemnity described herein.

         NOW, THEREFORE, in consideration of the foregoing, of Lender making the Loan and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Indemnitor agrees as follows:

1. Certain Defined Terms. Unless otherwise expressly herein provided, each
   ---------------------
defined term in this Indemnity, as indicated by the initial capitalization thereof, shall have the meaning set forth in the Loan Documents. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. The following terms shall have the following meanings:

(a) "Affiliates" the respective successors, assigns and participants, parent,
     ----------
subsidiary and affiliated corporations and entities of any Indemnitor, and the respective partners, directors, officers, agents, attorneys and employees of each of the foregoing.

(b) "CERCLA" means the Comprehensive Environmental Response, Compensation, and
     ------
Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.), as heretofore or hereafter amended from time to time.

(c) "Environmental Laws" means all present and future laws (whether common law,
     ------------------
statute, rule, regulation or otherwise), permits and other requirements of governmental authorities relating to the environment or to any Hazardous Material or Hazardous Material Activity, including, without limitation, CERCLA; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Toxic Substance Control Act; the Clean Air Act; the Federal Water Pollution Control Act; the Hazardous Substance Control Act; the Emergency Planning and Community Right to Know Act; the Occupational Safety and Health Act; the Underground Tank Act of 1984; any so-called "Super-Fund" or "Super-Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as of now or at any time hereafter in effect.

(d) "Environmental Report" means the Phase 1 Environmental Site Assessment dated
     --------------------
July 23, 2003, prepared by EMG in favor of Lender.

(e) "Foreclosure Transfer" means the transfer of title to all or any part of the
     --------------------
Mortgaged Property in connection with a foreclosure of the Security Instrument, including, without limitation, a sale pursuant to judicial decree or power of sale, or by deed in lieu of such foreclosure.

(f) "Hazardous Material" means, at any time: (i) any substance that is then
     ------------------
defined or listed in, or otherwise classified, designated or regulated pursuant to any applicable Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as radioactivity, ignitability, corrosivity, reactivity, carcinogenicity, toxicity, explosiveness, reproductive toxicity or "EP toxicity"; (ii) any petroleum and petroleum byproducts, drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iii) asbestos and polychlorinated biphenyls; and (iv) any other material or substance, naturally occurring or otherwise, which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property or any adjacent property.

(g) "Hazardous Material Activity" means any actual, proposed or threatened
     ---------------------------
storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Material from, under, into or on the Mortgaged Property or surrounding property.

(h) "Indemnitor" means any person or entity executing this Indemnity.
     ----------

(i) "Lender" means Lender, any person or entity that may acquire the Mortgaged
     ------
Property in connection with any Foreclosure Transfer and their respective successors, assigns and participants, parent, subsidiary and affiliated corporations and entities, and the respective partners, directors, officers, agents, attorneys and employees of each of the foregoing.

(j) "Losses" means any and all losses, liabilities, damages, demands, claims,
     ------
actions, judgments, causes of action, assessments, penalties, costs and expenses (including, without limitation, all fees and costs of any attorneys and accountants, including on appeal and in any bankruptcy case or proceeding) and all consequential damages.

(k) "Environmental Losses" means Losses suffered or incurred by Lender arising
     --------------------
out of or as a result of: (i) any breach of any representation, warranty, covenant or agreement contained herein; (ii) the occurrence of any Hazardous Material Activity prior to a Foreclosure Transfer; (iii) any violation of any applicable Environmental Laws relating to the Mortgaged Property or the ownership, use, maintenance, occupancy or operation thereof prior to a Foreclosure Transfer; (iv) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Material Activity occurring or allegedly occurring prior to a Foreclosure Transfer; or (v) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Lender to the extent directly or indirectly relating to, arising from or based on any of the matters described in clauses (i), (ii), (iii) or (iv) above, or any allegation of any such matters.

2. Indemnity. Indemnitor hereby assumes liability for and agrees to pay,
   ---------
protect, indemnify, defend and hold harmless Lender from and against any and all Environmental Losses, excluding any such losses arising from Lender's gross negligence or willful misconduct. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitor under this Indemnity. Separate successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger or judgments. Each person or party executing the Indemnity agrees that the liability hereunder shall be joint and several.

3. Covenants and Representations. Indemnitor hereby represents and warrants to
   -----------------------------
Lender that, to the best of its knowledge, after due inquiry and investigation, the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to any Hazardous Material; and except as disclosed to Lender in the Environmental Report: (a) the Mortgaged Property is not in violation of any Environmental Laws; (b) no Hazardous Material is present at the Mortgaged Property; (c) no Hazardous Material has been discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws; and (d) no underground storage tanks exist on any of the Mortgaged Property. Until a Foreclosure Transfer, Indemnitor shall keep the Mortgaged Property free from Hazardous Material and in compliance with all Environmental Laws. Indemnitor shall notify Lender within five (5) business days after it becomes aware of the existence of any Hazardous Material on, or any alleged or actual violation of any Environmental Laws with respect to, the Mortgaged Property. Indemnitor shall remove any such Hazardous Material and/or cure any such violations, as applicable, as required by law, promptly after it becomes aware of same, at its sole expense. Nothing herein shall prevent Indemnitor from recovering such expenses from any other party (excluding Lender) that may be liable for such removal or cure. If, at any time and from time to time until the occurrence of a Foreclosure Transfer, Lender has reasonable cause to believe that Indemnitor has violated, or permitted any violations, any breach of the foregoing, then Indemnitor shall provide, at its sole expense, an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of Hazardous Material on, or violation of Environmental Laws at the Mortgaged Property. If Indemnitor fails to provide such inspection or audit within thirty (30) days after such request, Lender may order same, and Indemnitor hereby grants to Lender and its employees and agents access to the Mortgaged Property to undertake such inspection or audit. The cost of such inspection or audit shall be immediately due and payable, shall be added to the Debt (as defined in the Note) and shall bear interest at the Default Rate from the date expended by Lender until paid by Indemnitor.

4. Absolute Indemnity; Waiver of Subrogation and Other Rights. This Indemnity is
   ----------------------------------------------------------
absolute, unconditional, present and continuing. It is not conditioned or contingent upon any attempt to enforce Lender's rights against Borrower or the Mortgaged Property, to collect from Borrower or any other person or entity or upon any other condition or contingency not set forth herein. Lender shall have the right to proceed against Indemnitor without taking any prior action to enforce the obligations of Borrower under the Loan Documents or the obligations of any other indemnitor under any indemnity. Furthermore, Lender in its sole discretion, without prior notice to or consent of Indemnitor, may elect to: (a) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan; (b) accept a transfer of any such security in lieu of foreclosure; (c) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Indemnitor; or (d) exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit the liability of Indemnitor, who shall remain liable under this Indemnity after the action, even if the effect of the action is to deprive Indemnitor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Indemnitor, for itself and its Affiliates, expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any Foreclosure Transfer. The rights and remedies of Lender under this Indemnity shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Regardless of whether Indemnitor may have made any payments to Lender, Indemnitor forever waives: (I) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise; (II) all rights to enforce any remedy that Lender may have against Borrower; and (III) all rights to participate in any security now or later to be held by Lender for the Loan.

5. Extent of Liability; Waivers. This Indemnity is a separate, unsecured
   ----------------------------
obligation of Indemnitor to the Lender and is not secured by the Security Instrument or any of the Other Security Documents. This Indemnity is given solely to protect Lender against Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. Indemnitor's obligations under this Indemnity are independent of, and shall not be measured or affected by: (a) any amounts at any time owing under or secured by the Loan Documents;
(b) the sufficiency or insufficiency of any collateral securing the repayment of the Loan; (c) any obligations of Borrower under the Loan Documents; (d) any consideration given by Lender or any other party in order to acquire the Mortgaged Property or any portion thereof; (e) the modification, expiration or termination of any Loan Document; (f) the discharge or repayment in full of the Loan (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure); (g) any limitations on Lender's recourse for recovery of the Loan;
(h) any extensions of time for performance under the Loan Documents, whether prior to or after maturity; (i) the release of any collateral securing the Loan, or the release (by operation of law or otherwise) of Borrower or any other indemnitor from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents; or (j) any failure to give Indemnitor any notices of acceptance, default or otherwise; (k) any other indemnity now or hereafter executed by any other person in connection with the Loan; (l) any rights, powers or privileges Lender may now or hereafter have against any person, entity or collateral; (m) any assignment for the benefit of creditors by Borrower or, if Borrower is a partnership, any general partner of Borrower; (n) any appointment of a receiver, liquidator or trustee (other than any receiver appointed at Lender's request) for Borrower or, if Borrower is a partnership, any general partner of Borrower or for any of the properties of Borrower; (o) any filing of a petition by or against Borrower or, if Borrower is a partnership, any general partner of Borrower, for relief pursuant to the Federal Bankruptcy Code or any similar statute; (p) the institution of any proceedings for the dissolution or liquidation of Borrower or, if Borrower is a partnership, any general partner of Borrower; or (q) any relief or discharge granted Borrower under the Federal Bankruptcy Code or any other debtor relief laws (whether statutory, common law, case law or otherwise). Under no circumstances shall any payment received by Lender, from Borrower or otherwise, which is returned by Lender by reason of the avoidance powers granted pursuant to any federal or state bankruptcy or similar law or for any other reason, regardless of whether Lender contested the order requiring the return of such payment, result in any reduction of Indemnitor's liability hereunder. Indemnitor, for itself and its Affiliates, waives any right or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed at any time or in any particular order against Borrower, Indemnitor, any other person or entity and/or any collateral securing the Loan. To the extent allowed by applicable law, Indemnitor, for itself and its Affiliates, expressly waives and relinquishes all defenses, counterclaims, rights and remedies now or hereafter accorded by applicable law to indemnitors, guarantors or sureties, including, without limitation, those arising out of or related to the following: (I) any extension of time for payment; (II) notice of acceptance of this Indemnity by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; (III) any defense, right of offset or other claim which Indemnitor or any Affiliate may have against Borrower or which Indemnitor, any Affiliate or Borrower may have against Lender; (IV) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Indemnitor with liability; (V) any failure by Lender to inform Indemnitor of any facts Lender may now or hereafter know about Borrower, the Mortgaged Property, the Loan or the transactions contemplated by the Loan Documents, it being understood and agreed that Lender has no duty so to inform; (VI) any failure by Lender to perfect or continue the perfection of any lien, security interest or similar rights against any of the Mortgaged Property; and (VII) all rights of redemption, homestead, dower, and other rights or exemptions of every kind, whether under common law or by statute.

6. Survival. Indemnitor's obligations hereunder shall survive any Foreclosure
   --------
Transfer and any sale or other transfer of the Mortgaged Property prior to a Foreclosure Transfer. Lender's rights under this Indemnity shall be in addition to any other rights and remedies available to it under any other document or instrument now or hereafter existing, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA or any other Environmental Law), and shall not in any way be deemed a waiver of any such rights.

7. Demand Obligations. All obligations of Indemnitor hereunder shall be payable
   ------------------
on demand, and any amount due and payable hereunder which is not paid within thirty (30) days after written demand therefor shall bear interest from the date of such demand at a per annum interest rate equal to the Default Rate (as defined in the Note) which would have been in effect as if the Note were in existence and an Event of Default had occurred under the Note upon the date of such demand.

8. Additional Waivers. Indemnitor, for itself and its Affiliates, waives any
   ------------------
defense to its obligations hereunder based on: (a) the claim that the Loan Documents were not duly authorized and executed by Borrower and are not legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms; or (b) an avoidance action.

9. Rights of Action. Lender shall have the right to join Borrower and/or
   ----------------
Indemnitor in any action or proceeding commenced by Lender pursuant to the rights, powers and privileges Lender now or hereafter may possess under this Indemnity or, at Lender's option, Lender may commence any action or proceeding directly against Indemnitor without joining Borrower or anyone else in such action or proceeding. In the event any such action or proceeding arising on, under, out of or by reason of or relating in any way to this Indemnity or the interpretation, breach or enforcement thereof is brought against Indemnitor, service of process may be made on Indemnitor by certified mail, return receipt requested, in accordance with the notice provision hereof.

10. Costs and Expenses. If: (a) this Indemnity is placed in the hands of an
    ------------------
attorney for collection of any payment due hereunder or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Indemnity or any other Loan Document; (c) an attorney is retained to protect or enforce the lien of the Security Instrument or any of the other Loan Documents, or to provide advice or other representation with respect to the Mortgaged Property or any of the Loan Documents; or (d) an attorney is retained to provide advice to or represent Lender in any other proceeding whatsoever in connection with this Indemnity, the Note or any other Loan Document; then Indemnitor shall pay all costs and expenses incurred by Lender in connection therewith, including, without limitation, attorney fees, court costs, filing fees, recording costs, expenses of foreclosure, premiums, survey costs and minutes of foreclosure, in addition to all other amounts due hereunder, regardless of whether all or a portion of such enforcement costs are in a single proceeding brought to enforce this Indemnity as well as the other Loan Documents. The terms "attorney fees",
                                                          -------------
"counsel fees" and the like, as used herein, shall include all fees for the
 ------------
attorneys' services whether outside or within judicial proceedings, including any arbitration, appellate and bankruptcy court proceedings, together with all costs and disbursements incurred by such attorneys.

11. Successors and Assigns. This Indemnity may be freely assigned by Lender, its
    ----------------------
successors, endorsees and assigns. This Indemnity shall be binding upon Indemnitor, and shall inure to the benefit of and shall be enforceable by Lender.

12. Entire Agreement. This Indemnity contains Indemnitor's sole and entire
    ----------------
understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings with respect thereto are merged herein.

13. Severability. Every provision of this Indemnity is intended to be severable.
    ------------
If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable, for any reason, by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

14. Waiver of Jury Trial. Indemnitor, for itself and its Affiliates, and Lender
    --------------------
hereby knowingly, voluntarily and intentionally waive any right they, or their respective successors or assigns, may have to a trial by jury in respect of any action or proceeding of any kind arising on, under, out of, by reason of or relating in any way to this Indemnity or any of the Loan Documents, the interpretation, breach or enforcement thereof or any course of conduct, course of dealing, statement (whether verbal or written) or action or omission of Indemnitor, Borrower or Lender. This provision is a material inducement for Lender's making of the Loan to Borrower.

15. Applicable Law; Jurisdiction. This Indemnity shall be governed and construed
    ----------------------------
in accordance with the laws of the state in which the real property described in Exhibit A is located. Indemnitor hereby submits to personal jurisdiction in the
---------
state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Indemnitor's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

16. Notices. Except as otherwise specified herein, any notice, consent, request
    -------
or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note, provided that the address for each Indemnitor, other than Borrower, shall be:

                  R. Craig Hannay
                  Hannay Investment Properties
                  4651 E. Palomino Road
                  Phoenix, Arizona  85018

Indemnitor must prominently display Lender's Loan Number (as set forth on page 1 of this Indemnity) on all notices or communications to Lender.

17. Subordinate Debt. Any indebtedness of Borrower to any other Indemnitor now
    ----------------
or hereafter existing is hereby subordinated to the Debt. Each such Indemnitor agrees that, until the Debt has been paid in full, such Indemnitor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Any such payments received by any such Indemnitor shall be held in trust for Lender and shall be paid over to Lender on account of the Debt without reducing, impairing or releasing the obligations of such Indemnitor hereunder.

18. Application of Payments. Any amounts received by Lender from any source on
    -----------------------
account of the Loan may be applied by Lender toward the Debt in such order and manner of application as Lender may deem appropriate.

19. No Conflict with Other Agreements. The execution, delivery and performance
    ---------------------------------
by Indemnitor of this Indemnity does not and will not contravene or conflict with: (a) the corporate charter, bylaws, partnership agreement or other organizational documents of Indemnitor; (b) any law, order, rule, regulation, writ, injunction, or decree applicable to Indemnitor; or (c) any contractual restriction binding on or affecting Indemnitor or any of Indemnitor's property or assets.

20. No Actions; No Defaults. Except as previously disclosed in writing to
    -----------------------
Lender, there is no action, proceeding or investigation pending or, to the knowledge of Indemnitor, threatened or affecting Indemnitor, which may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. There are no judgments or orders for payment of money against Indemnitor. Indemnitor is not in default under any agreement which default may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. Indemnitor shall, within five (5) business days after receipt thereof, deliver to Lender copies of any notices of default served on Indemnitor pursuant to the terms of any agreement to which Indemnitor is a party.

21. No Waiver; No Oral Change. No failure or delay on the part of Lender to
    -------------------------
exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No termination, modification or waiver of any provisions of this Indemnity shall be binding upon Lender except as expressly set forth in writing duly signed and delivered by Lender.

22. No Actions; No Defaults. Except as previously disclosed in writing to
    -----------------------
Lender, there is no action, proceeding or investigation pending or, to the knowledge of Indemnitor, threatened or affecting Indemnitor, which may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. There are no judgments or orders for payment of money against Indemnitor. Indemnitor is not in default under any agreement which default may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. Indemnitor shall, within five (5) business days after receipt thereof, deliver to Lender copies of any notices of default served on Indemnitor pursuant to the terms of any agreement to which Indemnitor is a party.

23. Terms of Payments. Any and all amounts required to be paid by Indemnitor
    -----------------
hereunder shall be paid to Lender, on demand, at Lender's office in Overland Park, Kansas, or such other place as shall be designated by Lender.

24. Counterparts. This Indemnity may be executed in any number of counterparts,
    ------------
each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Indemnity.

25. Authorization to Obtain Credit Reports. By signing below, each Indemnitor
    --------------------------------------
who is an individual provides written instruction to Lender or its designee (and any assignee or potential assignee thereof) authorizing review of the Indemnitor's personal credit profile from a national credit bureau. Such authorization shall extend to obtaining a credit profile in considering this Indemnity and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, each Indemnitor affirms his/her identity as the respective individual(s) identified in this Indemnity.

26. Additional Terms and Provisions. Certain additional and supplemental terms
    -------------------------------
and provisions of this Indemnity are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Indemnity.

(a) Hazardous Material. The term "Hazardous Material" shall not include de
    ------------------            ------------------
minimus amounts of substances located at the Mortgaged Property that would normally be considered Hazardous Materials so long as the same are stored, handled and used in full compliance with all Environmental Laws.

         IN WITNESS WHEREOF, the undersigned have executed this Environmental Indemnity Agreement to be effective as of the day and year first above written.

                                 "INDEMNITOR"

                                 DEER VALLEY FINANCIAL CENTER, LLC,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "INDEMNITOR"

                                 HUNTINGTON COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "INDEMNITOR"

                                 GENEVA COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 "INDEMNITOR"

                                 METZGER DEER VALLEY, LLC,
                                 a Delaware limited liability company

                                 By:     Metzger Family of Saratoga, LLC,
                                         a New York limited liability company
                                         Its sole Member


                                         By: /s/ Irving L. Metzger
                                             --------------------------------
                                             Irving L. Metzger, Managing Member


                                 "INDEMNITOR"

                                 /s/ R. Craig Hannay
                                     ----------------------------------
                                 R. Craig Hannay

                                ACKNOWLEDGMENT(S)
                                -----------------


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of DEER VALLEY FINANCIAL CENTER, LLC, an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07




STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of HUNTINGTON COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of GENEVA COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company the sole Member of METZGER DEER VALLEY, LLC, a Delaware limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. CRAIG HANNAY, an individual, who acknowledged that she executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                                                            Loan No.: 94-0950186
                             BORROWER'S CERTIFICATE
                             ----------------------

         THIS BORROWER'S CERTIFICATE ("Certificate") is entered into as of
                                       -----------
September 18, 2003, by the undersigned ("Borrower") in favor of PNC Bank,
                                         --------
National Association ("Lender").
                       ------

                                    RECITALS:
                                    ---------

         A. Contemporaneously with this Certificate, Lender is making a loan to Borrower in the original principal amount of $11,625,000.00 (the "Loan") that is
                                                                  ----
evidenced by a Promissory Note (the "Note") of even date herewith executed by
                                     ----
Borrower to the order of Lender. The Note is secured by the Security Instrument (as defined in the Note) and the Other Security Documents (as defined in the Security Instrument).

         B. Lender has required the execution and delivery of this Certificate in connection with the making of the Loan.

         NOW THEREFORE, Borrower certifies, represents and warrants to Lender that:

1. Borrower is the owner of the real and personal property described in the Security Instrument (the "Property"), including without limitation, the real
                          --------
property described in Exhibit A attached hereto and made a part hereof. Borrower
                      ---------
is the only person (other than Lender) who possesses any interest in the right to receive any payments due under the Leases (as defined in the Security Instrument).

2. The Property is now free of all liens, encumbrances and all other matters affecting title thereto except: (a) for those matters shown in the lender's title insurance policy issued to Lender insuring the lien of the Security Instrument; and (b) the financing statements described in Exhibit B attached
                                                          ---------
hereto and made a part hereof.

3. All improvements located upon the Property have been fully completed and all costs and expenses of construction have been fully paid. Except current bills for minor maintenance and repair (none of which are overdue), complete and final payment has been made for all construction, repairs or new improvements made to the Property within the applicable period for filing lien claims in the state in which the real property encumbered by the Security Instrument is located.

4. Except as disclosed on Exhibit B, there are no chattel mortgages, conditional
                          ---------
sales contracts, bills of sale, financing statements, retention of title agreements, security agreements or equipment or personal property leases affecting, or any unpaid bills related to, any portion of the Property, including without limitation, any fixtures, attachments, appliances, equipment, machinery and other articles attached to or located on or within the Property.

5. Except for the tenancy rights of tenants under the Leases (none of which tenants hold any unrecorded deeds, contracts or options to purchase all or any part of the Property), Borrower is in possession of the Property and there are no other persons, firms, corporations or entities having any right of possession of any of the Property under any lease, option, deed or other written instrument of any kind or character.

6. Borrower possesses all necessary approvals and authority to execute and deliver the Note, the Security Instrument and the Other Security Documents.

7. Neither Borrower nor any managing member, general partner or similar controlling entity in Borrower is the subject of any pending: (a) petition in bankruptcy (voluntary or otherwise); (b) assignment for the benefit of creditors; (c) petition for the appointment of a receiver or trustee or seeking reorganization, arrangement, composition, extension or adjustment of any obligations of Borrower or any managing member, general partner or similar controlling entity in Borrower; or (d) other action or proceeding brought under any federal or state bankruptcy laws or any similar laws. There are no unsatisfied judgments against Borrower or any managing member, general partner or similar controlling entity in Borrower.

8. All financial statements and other financial information previously submitted to Lender by Borrower are true, correct and complete in all material respects and fairly present the financial condition of Borrower or the Property for the specified period(s) of time, and (except as disclosed to Lender in writing) no material adverse changes in the financial condition of either Borrower or the Property have occurred from the date of such financial statements and other financial information.

9. The Property is in good repair and free of any waste, defective condition or damage by fire or other cause which has not been repaired. The Property is not subject to any pending condemnation or eminent domain proceedings, and based upon Borrower's best knowledge, after diligent inquiry, no such condemnation or eminent domain proceedings are pending or threatened against any of the Property.

10. All premiums for any Policies (as defined in the Security Instrument) which became due and payable prior to the date of this Certificate have been paid, and the benefits of coverages provided pursuant to the Policies has not been materially impaired in any manner.

11. Borrower executed and delivered the Note, the Security Instrument and Other Security Documents and received and applied the proceeds of the Loan for its own account and not as an agent, nominee or trustee for any other party or entity. No part of the proceeds of the Loan will be used for the purposes of financing the construction or rehabilitation of the Property, for personal, family or household purposes, or for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security", as such terms are defined in Regulation G (12 C.F.R., Chapter II, Part 207) of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

12. Borrower has obtained all required inspections, licenses, permits, authorizations, certificates and approvals of all applicable governmental authorities and agencies for the use, occupancy and operation of the Property in accordance with the intended uses previously communicated to Lender in writing, including without limitation, certificates of occupancy and fire underwriter certificates. No notice has been received by Borrower that it has failed to obtain any such inspections, licenses, permits, authorizations, certificates and approvals.

13. Borrower has complied with, and the Property is in compliance with, all laws, statutes, rules, regulations, codes, ordinances and insurance requirements applicable to the Property (the "Applicable Laws") related to the construction,
                                 ---------------
use, occupancy or operation of the Property, including without limitation, those related to zoning, building, land use, the environment, pollution control, fire, health and safety. There are presently no pending actions or proceedings of any kind instituted by any governmental authority or agency against Borrower based upon any charge or complaint that any of the Property, or the operation thereof, is in material non-compliance with, or is being used, operated or occupied unlawfully or in violation of any of the Applicable Laws, and, as of the date hereof, no notice has been received by Borrower that any such action or proceeding is imminent or is being considered.

14. As of the date hereof, Borrower is: (a) in good standing in and is qualified to do business in the state of its organization; (b) in good standing in and is authorized to do business in the state in which the Property is located; and (c) a special purpose and single asset entity, which holds no material assets other than the Property, has no material debt other than the Loan (except for trade payables or accrued expenses in the ordinary course of business) and is engaged in no other business other than owning and operating the Property. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to the Note, the Security Instrument and the Other Security Documents and that the Note, the Security Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.

15. Neither Borrower nor any person or entity owning a beneficial interest in Borrower is a "foreign person", "foreign corporation", "foreign partnership", "foreign trust", or "foreign estate" under the provisions of Section 1445 of the Internal Revenue Code. Borrower's federal taxpayer identification number is set forth immediately following its signature below.

16. The Property is located on a dedicated, public, all-weather road or has access to an irrevocable easement permitting ingress and egress, which ingress and egress complies with all applicable laws, ordinances and regulations and is adequate to service the Property.

17. The Property is serviced by all utilities necessary for the operation of the business currently conducted thereon (including natural gas, telephone, electric, public water and sanitary and storm sewer systems) which comply with all applicable laws, ordinances and regulations, and which are adequate to service the Property.

18. The Property has parking and other amenities necessary for the operation of the business currently conducted thereon which comply with all applicable laws, ordinances and regulations and are adequate to service the Property.

19. The Property is not relied upon by, and does not rely upon, any building or improvement not part of the Property to fulfill any zoning, building code or other governmental or municipal requirement for structural support or the furnishing of any essential building systems or utilities, except to the extent of any valid and existing reciprocal easement agreements shown in the title insurance policy insuring the lien of the Security Instrument.

20. This Certificate is made with the knowledge and intent that Lender will rely on the warranties, representations and certifications herein contained in making the Loan. This Certificate shall inure to the benefit of Lender and any subsequent holder of the Note and beneficiary under the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

21. This Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Certificate.

         IN WITNESS WHEREOF, Borrower has executed this Borrower's Certificate to be effective as of the day and year first above written.

                                  "Borrower"

                                  DEER VALLEY FINANCIAL CENTER, LLC,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 20-0115681


                                  "Borrower"

                                  HUNTINGTON COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0723187


                                  "Borrower"

                                  GENEVA COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0733848

                                  "Borrower"

                                  METZGER DEER VALLEY, LLC,
                                  a Delaware limited liability company

                                  By:     Metzger Family of Saratoga, LLC,
                                          a New York limited liability company
                                          Its sole Member


                                          By: /s/ Irving L. Metzger
                                              --------------------------------
                                              Irving L. Metzger, Managing Member

                                  Taxpayer ID No. 77-0608616

                                ACKNOWLEDGMENT(S)
                                -----------------


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of DEER VALLEY FINANCIAL CENTER, LLC, an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of HUNTINGTON COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. Craig Hannay, who acknowledged himself to be the President of Hannay Investment Properties, Inc., an Arizona corporation, the Manager of GENEVA COMPANY, L.L.C., an Arizona limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared Irving L. Metzger, who acknowledged himself to be the Managing Member of Metzger Family of Saratoga, LLC, a New York limited liability company the sole Member of METZGER DEER VALLEY, LLC, a Delaware limited liability company, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporations by himself in such capacity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                                    EXHIBIT B
                   Financing Statements and Other Encumbrances
                   -------------------------------------------


Financing Statements:   NONE


Other Encumbrances:     NONE

                                                             Loan No. 94-0950186

                     NON-RECOURSE INDEMNIFICATION AGREEMENT
                     --------------------------------------

         THIS NON-RECOURSE INDEMNIFICATION AGREEMENT (the "Indemnity") is
                                                           ---------
entered into as of September 18, 2003, by the undersigned ("Indemnitor") in
                                                            ----------
favor of PNC Bank, National Association ("Lender").
                                          ------

                                    RECITALS:
                                    ---------

         A. Contemporaneously with this Indemnity, Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower") have executed and delivered a Promissory Note
                       --------
(the "Note") to Lender evidencing Lender's loan to Borrower in the amount of
      ----
$11,625,000.00 (the "Loan").
                     ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note); and (ii) the Other Security Documents (as defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan
                                                                          ----
Documents".
---------

         C. As a condition to making the Loan, Lender has required that Indemnitor indemnify Lender with respect to the matters set forth herein.

         D. The extension of the Loan to Borrower is a substantial benefit to Indemnitor, and Indemnitor therefore has agreed to provide Lender the indemnity described herein.

         NOW, THEREFORE, in consideration of the foregoing, of Lender making the Loan and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Indemnitor agrees as follows:

1. Certain Defined Terms. Unless otherwise expressly herein provided, each
   ---------------------
defined term in this Indemnity, as indicated by the initial capitalization thereof, shall have the meaning set forth in the Loan Documents. Each reference to the "Indemnitor" shall include "Indemnitors" in reference to all Indemnitors
        ----------                 -----------
collectively, if there are more than one.

2. Indemnity. Indemnitor hereby assumes liability for and agrees to pay,
   ---------
protect, indemnify, defend and hold harmless Lender (and any assignee or purchaser of all or any interest in the Note and the Security Instrument) from and against any and all liabilities, obligations, losses, damages, costs and expenses (including attorneys' fees), causes of action, suits, claims, demands and judgments which at any time may be imposed upon, incurred by or awarded against Lender and for which Borrower at any time may be personally liable pursuant to the Non-Recourse Exceptions (as defined in the Note). Each person or party executing the Indemnity agrees that the liability hereunder shall be joint and several.

3. Absolute Indemnity; Waiver of Subrogation and Other Rights. This Indemnity is
   ----------------------------------------------------------
absolute, unconditional, present and continuing. It is not conditioned or contingent upon any attempt to enforce Lender's rights against Borrower or the Mortgaged Property (as defined in the Security Instrument), to collect from Borrower or any other person or entity or upon any other condition or contingency not set forth herein. Lender shall have the right to proceed against Indemnitor without taking any prior action to enforce the obligations of Borrower under the Loan Documents or the obligations of any other indemnitor under any indemnity. Furthermore, Lender in its sole discretion, without prior notice to or consent of Indemnitor, may elect to: (a) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan; (b) accept a transfer of any such security in lieu of foreclosure; (c) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Indemnitor; or (d) exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit the liability of Indemnitor, who shall remain liable under this Indemnity after the action, even if the effect of the action is to deprive Indemnitor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Indemnitor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan. The rights and remedies of Lender under this Indemnity shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Regardless of whether Indemnitor may have made any payments to Lender, Indemnitor forever waives: (I) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise; (II) all rights to enforce any remedy that Lender may have against Borrower; and (III) all rights to participate in any security now or later to be held by Lender for the Loan.

4. Extent of Liability; Waivers. Indemnitor's liability hereunder shall not be
   ----------------------------
affected by: (a) any amendment or modification of the Loan Documents; or (b) any extensions of time for performance under the Loan Documents, whether prior to or after maturity; or (c) the release of any collateral securing the Loan, or the release (by operation of law or otherwise) of Borrower or any other indemnitor from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents (whether such amendments, modifications, extensions or releases are made with or without notice to Indemnitor); or (d) the failure to give Indemnitor any notices of acceptance, default or otherwise; or (e) any other indemnity now or hereafter executed by any other person in connection with the Loan; or (f) any rights, powers or privileges Lender may now or hereafter have against any person, entity or collateral; or (g) any assignment for the benefit of creditors by Borrower or, if Borrower is a partnership, any general partner of Borrower; or (h) any appointment of a receiver, liquidator or trustee (other than any receiver appointed at Lender's request) for Borrower or, if Borrower is a partnership, any general partner of Borrower or for any of the properties of Borrower; or (i) any filing of a petition by or against Borrower or, if Borrower is a partnership, any general partner of Borrower, for relief pursuant to the Federal Bankruptcy Code or any similar statute; or (j) the institution of any proceedings for the dissolution or liquidation of Borrower or, if Borrower is a partnership, any general partner of Borrower; or (k) any relief or discharge granted Borrower under the Federal Bankruptcy Code or any other debtor relief laws (whether statutory, common law, case law or otherwise). Under no circumstances shall any payment received by Lender, from Borrower or otherwise, which is returned by Lender by reason of the avoidance powers granted pursuant to any federal or state bankruptcy or similar law or for any other reason, regardless of whether Lender contested the order requiring the return of such payment, result in any reduction of Indemnitor's liability hereunder. Indemnitor waives any right or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed at any time or in any particular order against Borrower, Indemnitor, any other person or entity and/or any collateral securing the Loan. To the extent allowed by applicable law, Indemnitor expressly waives and relinquishes all defenses, counterclaims, rights and remedies now or hereafter accorded by applicable law to indemnitors, guarantors or sureties, including, without limitation, those arising out of or related to the following:
(I) any extension of time for payment; (II) notice of acceptance of this Indemnity by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; (III) any defense, right of offset or other claim which Indemnitor may have against Borrower or which Indemnitor or Borrower may have against Lender or the holder of the Note; (IV) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Indemnitor with liability; (V) any failure by Lender to inform Indemnitor of any facts Lender may now or hereafter know about Borrower, the Mortgaged Property, the Loan or the transactions contemplated by the Loan Documents, it being understood and agreed that Lender has no duty so to inform; (VI) any failure by Lender to perfect or continue the perfection of any lien, security interest or similar rights against any of the Mortgaged Property; and (VII) all rights of redemption, homestead, dower, and other rights or exemptions of every kind, whether under common law or by statute.

5. Financial Reports. All of the financial statements and information delivered
   -----------------
to Lender in connection with the Loan are true and correct in all respects, and unless otherwise set forth in the certificate attached thereto, fairly present Indemnitor's financial condition as of the dates thereof; and no adverse change has occurred in Indemnitor's financial condition reflected in such financial statements since the date thereof. Indemnitor agrees to deliver, or cause to be delivered to Lender any and all future financial statements or other financial information required by the Security Instrument or any other Loan Document. Indemnitor has disclosed to Lender all events, conditions, and facts known to Indemnitor which are likely to have an adverse effect on the financial condition of Indemnitor. No representation or warranty by Indemnitor contained herein, nor any schedule, certificate or other document furnished by Indemnitor to Lender in connection with this Indemnity or the Loan contains any misstatement of fact or omits to state any fact necessary to make the statements contained therein not misleading.

6. No Waiver by Lender. No delay on Lender's part in exercising any right, power
   -------------------
or privilege under any of the Loan Documents, this Indemnity or any other document executed by Indemnitor in connection with the Loan shall operate as a waiver of any such right, power or privilege.

7. Additional Waivers. Indemnitor waives any defense to its obligations
   ------------------
hereunder based on: (a) the claim that the Loan Documents were not duly authorized and executed by Borrower and are not legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms; or (b) an avoidance action.

8. Rights of Action. Lender shall have the right to join Borrower and/or
   ----------------
Indemnitor in any action or proceeding commenced by Lender pursuant to the rights, powers and privileges Lender now or hereafter may possess under this Indemnity or, at Lender's option, Lender may commence any action or proceeding directly against Indemnitor without joining Borrower or anyone else in such action or proceeding. In the event any such action or proceeding arising on, under, out of or by reason of or relating in any way to this Indemnity or the interpretation, breach or enforcement thereof is brought against Indemnitor, service of process may be made on Indemnitor by certified mail, return receipt requested, at the address set forth herein or such other address as Lender is notified of by notice similarly sent.

9. Costs and Expenses. If: (a) this Indemnity is placed in the hands of an
   ------------------
attorney for collection of any payment due hereunder or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Indemnity or any other Loan Document; (c) an attorney is retained to protect or enforce the lien of the Security Instrument or any of the other Loan Documents, or to provide advice or other representation with respect to the Mortgaged Property or any of the Loan Documents; or (d) an attorney is retained to provide advice to or represent Lender in any other proceeding whatsoever in connection with this Indemnity, the Note or any other Loan Document; then Indemnitor shall pay all costs and expenses incurred by Lender in connection therewith, including, without limitation, attorney fees, court costs, filing fees, recording costs, expenses of foreclosure, premiums, survey costs and minutes of foreclosure, in addition to all other amounts due hereunder, regardless of whether all or a portion of such enforcement costs are in a single proceeding brought to enforce this Indemnity as well as the other Loan Documents. The terms "attorney fees",
                                                          -------------
"counsel fees" and the like, as used herein, shall include all fees for the
 ------------
attorneys' services whether outside or within judicial proceedings, including any arbitration, appellate and bankruptcy court proceedings, together with all costs and disbursements incurred by such attorneys.

10. Successors and Assigns. This Indemnity may be freely assigned by Lender, its
    ----------------------
successors, endorsees and assigns. All stipulations, obligations, liabilities and undertakings hereunder shall be binding upon Indemnitor and the heirs, legal representatives, successors and assigns of Indemnitor and shall inure to Lender's benefit and to the benefit of Lender's successors and assigns and to the benefit of each and every holder of any of the Loan Documents and to the benefit of anyone claiming title to any collateral sold by Lender pursuant to Lender's rights, powers and privileges under the Loan Documents and shall not be discharged or affected by the death of Indemnitor.

11. Entire Agreement. This Indemnity contains Indemnitor's sole and entire
    ----------------
understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings with respect thereto are merged herein.

12. Severability. Every provision of this Indemnity is intended to be severable.
    ------------
If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable, for any reason, by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

13. Waiver of Jury Trial. Indemnitor and Lender hereby knowingly, voluntarily
    --------------------
and intentionally waive any right they, or their respective successors or assigns, may have to a trial by jury in respect of any action or proceeding of any kind arising on, under, out of, by reason of or relating in any way to this Indemnity or any of the Loan Documents, the interpretation, breach or enforcement thereof or any course of conduct, course of dealing, statement (whether verbal or written) or action or omission of Indemnitor, Borrower or Lender. This provision is a material inducement for Lender's making of the Loan to Borrower.

14. Applicable Law; Jurisdiction. This Indemnity shall be governed and construe
    ----------------------------
in accordance with the laws of the state in which the real property encumbered by the Security Instrument is located. Indemnitor hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Indemnitor's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Indemnitor.

15. Notices. Except as otherwise specified herein, any notice, consent, request
    -------
or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note, provided that the address for the Indemnitor shall be:

                                    R. Craig Hannay
                                    Hannay Investment Properties
                                    4651 E. Palomino Road
                                    Phoenix, Arizona  85018

Indemnitor must prominently display Lender's Loan Number (as set forth on page 1 of this Indemnity) on all notices or communications to Lender.

16. Subordinate Debt. Any indebtedness of Borrower to Indemnitor now or
    ----------------
hereafter existing is hereby subordinated to the Debt (as defined in the Note). Indemnitor agrees that, until the Debt has been paid in full, Indemnitor will not seek, accept, or retain for Indemnitor's own account, any payment from Borrower on account of such subordinated debt. Any such payments received by Indemnitor shall be held in trust for Lender and shall be paid over to Lender on account of the Debt without reducing, impairing or releasing the obligations of Indemnitor hereunder.

17. Application of Payments. Any amounts received by Lender from any source on
    -----------------------
account of the Loan may be applied by Lender toward the Debt in such order and manner of application as Lender may deem appropriate.

18. No Conflict with Other Agreements. The execution, delivery and performance
    ---------------------------------
by Indemnitor of this Indemnity does not and will not contravene or conflict with: (a) the corporate charter, bylaws, partnership agreement or other organizational documents of Indemnitor; (b) any law, order, rule, regulation, writ, injunction, or decree applicable to Indemnitor; or (c) any contractual restriction binding on or affecting Indemnitor or any of Indemnitor's property or assets.

19. No Actions; No Defaults. Except as previously disclosed in writing to
    -----------------------
Lender, there is no action, proceeding or investigation pending or, to the knowledge of Indemnitor, threatened or affecting Indemnitor, which may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. There are no judgments or orders for payment of money against Indemnitor. Indemnitor is not in default under any agreement which default may adversely affect Indemnitor's ability to fulfill Indemnitor's obligations under this Indemnity. Indemnitor shall, within five (5) business days after receipt thereof, deliver to Lender copies of any notices of default served on Indemnitor pursuant to the terms of any agreement to which Indemnitor is a party.

20. No Waiver; No Oral Change. No failure or delay on the part of Lender to
    -------------------------
exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No termination, modification or waiver of any provisions of this Indemnity shall be binding upon Lender except as expressly set forth in writing duly signed and delivered by Lender.

21. Terms of Payments. Any and all amounts required to be paid by Indemnitor
    -----------------
hereunder shall be paid to Lender, on demand, at Lender's office in Overland Park, Kansas, or such other place as shall be designated by Lender.

22. Counterparts. This Indemnity may be executed in any number of counterparts,
    ------------
each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Indemnity.

23. Authorization to Obtain Credit Reports. By signing below, each Indemnitor
    --------------------------------------
who is an individual provides written instruction to Lender or its designee (and any assignee or potential assignee thereof) authorizing review of the Indemnitor's personal credit profile from a national credit bureau. Such authorization shall extend to obtaining a credit profile in considering this Indemnity and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, each Indemnitor affirms his/her identity as the respective individual(s) identified in this Indemnity.

         IN WITNESS WHEREOF, this Non-Recourse Indemnification Agreement is executed to be effective as of the day and year first written above.

                                           "INDEMNITOR"


                                           /s/ R. Craig Hannay
                                               ---------------------------------
                                           R. Craig Hannay

                                ACKNOWLEDGMENT(S)
                                -----------------


STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

On this September 18, 2003, before me, the undersigned Notary Public, personally appeared R. CRAIG HANNAY, an individual, who acknowledged that she executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ R. A. Sandidge
                                     --------------------------------
                                     Notary Public

My Commission Expires:
8-20-07

                          ASSIGNMENT OF LOAN DOCUMENTS




                         PNC BANK, NATIONAL ASSOCIATION
                                   (Assignor)


                                       to


                         ----------------------------------
                                   (Assignee)




                             Dated: September 30, 2003


                             Location:  Deer Valley Financial Center
                                        22601 N. 19th Avenue
                                        Phoenix, Arizona  85027



                             THIS INSTRUMENT WAS DRAFTED BY, AND
                             UPON RECORDING SHOULD BE RETURNED TO:




                             Attention:
                                        ---------------------------

                             Loan No.:        94-0950186

         THIS ASSIGNMENT OF LOAN DOCUMENTS  ("Assignment") is made as of
                                              ----------
September 30, 2003, by PNC BANK,  NATIONAL ASSOCIATION ("Assignor"), whose
                                                        --------
mailing address is 10851 Mastin, Suite 300, Overland Park, Kansas 66210, in favor of ("Assignee") whose mailing address is c/o Midland Loan Services Inc.,
           --------
10851 Mastin, Ste. 400, Overland Park, KS  66210.

                                    RECITALS:
                                    ---------

         A. Assignor is the legal and equitable owner and holder of that certain Promissory Note dated September 18, 2003, made by Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower"), in the original principal amount of Eleven
                       --------
Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($11,625,000.00) (the "Note").
      ----

         B. Assignor is also the legal and equitable owner and holder of certain instruments securing the Note, including, without limitation, the following:

(i) the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the "Security Instrument") dated September 18,
                                  -------------------
         2003, executed by Borrower in favor of Assignor, filed for record September 18, 2003, in the Office of the County Recorder, as applicable, in and for Maricopa County, Arizona (the "Recording
                                                               ---------
         Office") in 20031312703, at Page ___________________,
         ------
         encumbering certain improved real property (the "Mortgaged Property")
                                                          ------------------
         situated in said County, as more particularly described on Exhibit A
                                                                    ---------
         attached hereto and made a part hereof; and

(ii)     the Assignment of Leases and Rents (the "Assignment of Leases") dated
                                                  --------------------
         September 18, 2003, executed by Borrower in favor of Assignor, filed for record September 18, 2003, in the Recording Office in 20031312704
         _______________.

         C. Assignor and Assignee desire that the Security Instrument, the Assignment of Leases, the Note, the Other Security Documents (as defined in the Security Instrument), and all other documents executed in connection with the Loan (including, without limitation any indemnities or guaranties of the Loan, if any) (all such documents being collectively referred to herein as the "Loan
                                                                          ----
Documents") be assigned to Assignee.
---------

         D. Assignor has simultaneously herewith endorsed the Note to Assignee.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1. Assignor does hereby sell, assign, grant, transfer, set over and convey to Assignee, its successors and assigns, all of the Loan Documents (and all of Assignor's right, title and interest therein), including without limitation, the Security Instrument, the Assignment of Leases, the Note and the Other Security Documents. Except as otherwise agreed to in writing, Assignor makes no representations or warranties regarding the Loan Documents, the loan evidenced and secured thereby or the Mortgaged Property.

2. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Mortgaged Property is located.

         IN WITNESS WHEREOF, the undersigned has executed this Assignment of Loan Documents to be effective as of the day and year first above mentioned.

                        ASSIGNOR

                        PNC BANK, NATIONAL ASSOCIATION


                        By: /s/ Jeannette Butler
                            -----------------------------
                            Jeannette Butler, Vice President

                                 ACKNOWLEDGMENT

STATE OF KANSAS      )
                     ) ss.
COUNTY OF JOHNSON    )

         This instrument was acknowledged before me on September 30, 2003, by Jeannette Butler, Vice President of PNC BANK, NATIONAL ASSOCIATION, on behalf of said bank.

                                 /s/ Stephanie Cook
                                     --------------------------
                                 Printed Name: Stephanie Cook
                                 Notary Public in and for said County and State


My Commission Expires:
06-11-06

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                                                             Loan No. 94-0950186

                                    EXHIBIT A
                                    ---------

                           Description of the Premises
                           ---------------------------


Debtor(s):               Metzger Deer Valley, LLC
---------
                         c/o Hannay Investment Properties
                         4651 E. Palomino Road
                         Phoenix, Arizona  85018

Secured Party:           PNC BANK, NATIONAL ASSOCIATION
-------------
                         10851 Mastin, Suite 300
                         Overland Park, Kansas 66210

Physical Property Address:
Deer Valley Financial Center
22601 N. 19th Avenue
Phoenix, Arizona  85027

The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                       TITLE INSTRUCTION LETTER AGREEMENT
                       ----------------------------------

                               September 18, 2003

Chicago Title Insurance Company
Issuing Agent for
2415 E. Camelback Road, #100
Phoenix, Arizona  85106

Attention: Rebecca Sandidge

                  Re:       Commitment No. 2302681-46
                           $11,625,000.00 Loan (the "Loan") to Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company Loan No. 94-0950186

Dear Ms. Sandidge:

         This letter constitutes escrow instructions to you from PNC Bank, National Association ("Lender"), in connection with the Loan made to Deer Valley
                       ------
Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower"), which will be secured by a first
                                 --------
lien against the real property located in the County of Maricopa, State of Arizona, commonly known as Deer Valley Financial Center, 22601 N. 19th Avenue, Phoenix, Arizona 85027 (the "Property").
                             --------

A. Delivery of Documents. Delivered to you herewith, or to be delivered from
   ---------------------
Lender or Borrower, are the following documents relating to the Loan (collectively, the "Delivered Documents"). Concurrently with the funding of the
                    -------------------
Loan, you shall take possession of all of the Delivered Documents for the benefit of Lender:

- Promissory Note executed or to be executed by Borrower in favor of Lender (the "Note");
         ----

- Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing executed or to be executed by Borrower in favor of Lender, encumbering the Property (the "Security Instrument");
                                             -------------------

- Assignment of Leases and Rents executed or to be executed by Borrower in favor of Lender, encumbering the Property (the "Assignment of Leases");
                                                   ---------------------

- Three (3) financing statements showing one or more of Borrower, as debtor, and Lender, as secured party (the "Financing Statements");
                                      --------------------

-  Environmental Indemnity Agreement executed or to be executed by Borrower and
   R. Craig Hannay in favor of Lender (the "Environmental Indemnity");
                                            -----------------------

- Non-Recourse Indemnification Agreement executed or to be executed by R. Craig Hannay in favor of Lender (the "Non-Recourse Indemnification");
                                         ----------------------------

- Borrower's Certificate executed or to be executed by Borrower in favor of Lender (the "Certificate");
                -----------

- Capital Improvement Escrow Agreement executed or to be executed by Borrower (the "CIE Agreement");
         -------------

- Tenant Improvement and Leasing Commission Escrow Agreement executed or to be executed by Borrower (the "TILC Agreement");
                              --------------

- Security Agreement and Lockbox Agreement executed or to be executed by Borrower (the "Lockbox Agreement");
                  -----------------

- Blackboard Campuswide Escrow Agreement executed or to be executed by Borrower (the "Blackboard Escrow Agreement");
         ---------------------------

- Security Agreement for Letter of Credit executed or to be executed by Borrower (the "LC Security Agreement");
                  ---------------------

- Legal opinion of the law firm of Fennemore Craig executed or to be executed in favor of Lender (the "Fennemore Opinion");
                            -----------------

- Legal opinion of the law firm of Richards, Layton & Finger executed or to be executed in favor of Lender (the "Richards Opinion", and together with the
                                     ----------------
   Fennemore Opinion, the "Opinions");
                           --------

- Irrevocable Standby Letter of Credit No. SVB01IS3742 dated June 14, 2001, issued by Silicon Valley Bank ("Silicon Bank") and naming Denali National
                                   ------------
   Trust, Inc. ("Denali"), as beneficiary, and Blackboard, Inc. ("Blackboard"),
                 ------                                           ----------
   as Applicant (the "Letter of Credit");
                      ----------------

- Fully executed Letter, with applicable signature guaranty, from Denali to Silicon Bank in the form attached hereto as Exhibit B irrevocably
                                               ---------
   transferring the Letter of Credit to PNK Bank (the "LOC Transfer Letter");
                                                       -------------------

- Fully executed Amendment Application from Blackboard to Silicon Bank in the form attached hereto as Exhibit C (the "LOC Amendment"); and
                           ---------       -------------

-  Four (4) Form W-9- Request for Taxpayer Identification Number and
   Certification.

B. Wire Transfers. You will receive one or more wire transfer(s) in the amount
   --------------
shown on the Loan Closing Statement (hereinafter defined). The funds you receive by such wire transfer(s) shall be referred to hereinafter collectively as the "Loan Funds".
 ----------

C. Closing Conditions. The following are Lender's conditions to closing the Loan
   ------------------
(collectively, the "Closing Conditions"):
                    ------------------


   i. You have executed the Receipt and Acknowledgment contained below and faxed a copy to Rebecca Kester (the "PNC Bank Closer") as
                                                     --------------
            called for in the last paragraph of this letter.

   ii. You have received from Lender the Loan Funds and are prepared to immediately disburse said funds in accordance with a Loan Closing Statement (the "Loan Closing Statement") approved by Lender and
                            ----------------------
            executed by Borrower, and a copy of which executed Loan Closing Statement shall have been attached hereto by you as Exhibit A.
                                                                ---------

   iii. You are unconditionally and irrevocably committed to issue to Lender an ALTA Loan Policy of Title Insurance (the "Policy"),
                                                                ------
            which Policy:

            (a) shall be effective as of the date and time of the recording of the Security Instrument,

            (b) shall show the named insured as "PNC Bank, National Association, and its successors and assigns";

            (c) shall insure the Security Instrument to be a valid first lien on the Property and shall otherwise be identical to the Pro Forma Policy you issued in connection with your File No. 2302681-46 (the "Specimen Policy"),
                                               ---------------
                     a copy of which has been approved by the undersigned in writing, with all endorsements attached thereto and with all blanks completed and corrections made as indicated on such Pro Forma Policy; and

            (d) shall reference in Part II of Schedule B the Assignment of Leases and the Financing
                     Statement to be recorded in the county in which the Property is located.

            Each page of the Policy and each endorsement attached thereto must reflect the correct Policy number.
            Further, each endorsement to the Policy must be signed and dated.

   iv. The Delivered Documents and the Borrower's Agreement attached hereto have been fully executed, dated and notarized as called for by the respective documents.

   v. You have received and are holding an original of the executed Opinions and have sent them to us for written confirmation of their acceptability, or you have written confirmation that the undersigned is in receipt of the Opinions, in form and content acceptable to Lender.

D. Closing. When all of the foregoing Closing Conditions have been fully met,
   -------
you shall:

   i. Advise the PNC Bank Closer at (913) 253-9651 or (913) 253-9000 that you have received the Loan Funds and are proceeding with the closing; and then

   ii.      Perform the following actions, recordings and filings, in the order
                                                                   ------------
            listed:
            ------

            (a) Record in the appropriate records of Maricopa County, Arizona, in the order listed, the Security Instrument, the
                              -------------------
                     Assignment of Leases and the Financing Statements indicated for recording in said county; and then

            (b) File in the Office of the Arizona Secretary of State the Financing Statements indicated for filing in said office; and then

            (c) File in the Office of the Delaware Secretary of State the Financing Statements indicated for filing in said office; and then

            (d) Send the LOC Transfer Letter, the Letter of Credit and the required transfer fee to Silicon Bank, via federal express overnight delivery, at the following address:

                                            Silicon Valley Bank
                                            International Division
                                            3003 Tasman Drive
                                            Santa Clara, CA 95054
                                            Attn: Enrico Nicolas

   iii. Disburse the Loan Funds in the manner specified in the Loan Closing Statement; and then

   iv. No later than the end of the second business day after the Loan Funds are disbursed, deliver to Lender: (a) the original and one
                                                            ----------------
            certified copy of the executed Promissory Note, Environmental
            --------------
            Indemnity, Non-Recourse Indemnification, Certificate, CIE Agreement, TILC Agreement, Lockbox Agreement, Blackboard Escrow Agreement, LC Security Agreement, LOC Transfer Letter, Letter of Credit, final Closing Settlement Statement and the Borrower's Agreement attached to this Title Instruction Letter Agreement, (b) one original of
                                                            ------------
            this Title Instruction Letter Agreement and the Opinion, and (c)
            two certified copies of the executed Security Instrument,
            --------------------
            Assignment of Leases and any other documents to be recorded or filed; and then

   v. Conduct a post-filing search of the name of the Borrower in the appropriate records of the offices in which the Financing Statements are required to be filed or recorded as set forth above to obtain file-stamped copies of such Financing Statements (including all exhibits attached thereto), and deliver the same to Lender with a copy to the undersigned; and then

   vi. Deliver to the undersigned no later than the next business day after the Loan Funds are disbursed, copies of all documents and instruments delivered to Lender pursuant to this letter; and then

   vii.     Deliver to Lender the original final Policy; and then

   viii.    Deliver to Lender the original of the executed and recorded
                                  --------
            Security Instrument, Assignment of Leases and any other recorded or filed documents by the next business day after such documents have been recorded or filed and are in your possession.

         Return ALL original documents to Lender. The Policy and other recorded documents should be sent via overnight or same day courier to the PNC Bank Closer at PNC Bank, National Association, 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

         Your recordation of any of the documents or disbursement of any funds delivered to you hereunder shall constitute your unqualified, unconditional and irrevocable agreement to issue the Policy as set forth herein. All title insurance premiums, recording fees, escrow fees, taxes and other closing costs are to be paid by Borrower.

E. Compliance Dates.
   ----------------

   i. If for any reason, by 4 p.m. (local time) on September 19, 2003 you have not received the Loan Funds, you are to immediately contact the PNC Bank Closer and Ronald L. Ballard (Borrower's Counsel) at
            (602) 916-5312 for further instructions.

   ii. If for any reason, by 4 p.m. (local time) of the third (3rd) business day following the date on which you receive the Loan Funds, you are not prepared to comply with the provisions of Paragraph D above (with the exception of Paragraph D(ix)), you are to immediately return the Loan Funds to Lender, take possession of the Loan Documents for Lender, and contact the PNC Bank Closer by telephone for further instructions.

F. Confirmation. As soon as the Delivered Documents to be recorded have been
   ------------
recorded in accordance with the terms of this letter, please fax written confirmation of such recording to the PNC Bank Closer at (913) 253-9718, which written confirmation sets forth the date and time of recording and the recording information of each recorded document.

G. Return of Documents. The original recorded Delivered Documents are to be
   -------------------
returned after the recording thereof via overnight courier to the PNC Bank Closer at PNC Bank, National Association, 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

H. Sale of Loan. It is anticipated that the Loan will be sold within one (1)
   ------------
year after this closing. Upon recordation of the Security Instrument and the subsequent sale of the Loan, Lender will deliver to you an original Assignment of Loan Documents and assignments of the Financing Statements filed or recorded pursuant to this Letter Agreement, executed by Lender in favor of an assignee to be determined by Lender (the "Assignment Documents"). Upon receipt of the
                                 --------------------
original Assignment Documents, you shall record and file the same as soon as possible and issue an endorsement insuring the assignment of Lender's interest under the Security Instrument and Assignment of Leases to the assignee.

I. Amendment. The undersigned reserves the right to modify the foregoing
   ---------
instructions at any time prior to your recording of the Delivered Documents, provided, however, that any such modification shall require and shall be effective only with the written consent of the undersigned, the PNC Bank Closer or Jeannette Butler (Lender's Closing Department Manager).

J. Investment of Loan Funds. If you are not able to disburse the Loan Funds to
   ------------------------
the Borrower on the same day that the Loan Funds are received by you, you will invest the Loan Funds in either: (i) direct obligations of, or obligations guaranteed as to full and timely payment of principal and interest by the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, or (ii) shares of money market funds or mutual funds that seek to maintain a constant net asset value and have been rated AAAm or AAAm-G by S & P or Aaa by Moody's, or (iii) such other investment as may be expressly authorized by Lender. The investment proceeds shall accrue in favor of the Borrower if the Loan closes, or Lender if the Loan does not close.

         Please acknowledge your receipt of the Delivered Documents and confirm your agreement to comply with the foregoing instructions by signing the Receipt and Acknowledgment in the space provided below, and faxing the same to the PNC Bank Closer at (913) 253-9718.

                           STINSON MORRISON HECKER LLP


                           Greg A. Nickell
                           Stinson Morrison Hecker LLP
                           2600 Grand Avenue
                           Kansas City, Missouri 64108
                           816-691-2423 - Phone
                           816-474-4208 - Fax

cc:      Rebecca Kester

                           RECEIPT AND ACKNOWLEDGMENT
                           --------------------------


         The undersigned hereby acknowledges receipt of all of the Delivered Documents described in Paragraph A above, confirms that: (A) except for receipt of the Loan Funds, all requirements necessary for the issuance of the Policy pursuant to the Commitment, including, without limitation, either the payment of, or satisfactory provision for the payment of, title insurance premiums, recording fees, taxes and existing encumbrances against the Property, have been complied with pursuant to the Commitment; (B) the undersigned will issue the Policy in accordance with the provisions of this letter and will comply with the terms of this letter; (C) the undersigned will insure during the period from the date of the Commitment through the date and time of recording of the Security Instrument; (D) the undersigned will file any Form 1099 necessitated by the consummation of the contemplated transaction; and (E) the undersigned will record the originals of the Assignment Documents as soon as possible following the undersigned's receipt thereof and will issue the endorsement insuring the assignment of Lender's interest under the Security Instrument and the Assignment of Leases to the assignee, as contemplated under Paragraph H of this letter.

Dated: September ___, 2003

                           Chicago title Insurance Company

                           By:
                                ------------------------------------
                           Print Name:
                                        ----------------------------
                           Title:
                                   ---------------------------------

                              BORROWER'S AGREEMENT
                              --------------------


         By its execution of this letter, Borrower agrees that the full amount of the Loan shall be deemed to be disbursed to Borrower as of the date Lender initiates the wire transfer of the Loan Funds in connection with the closing of the Loan. The Loan Funds shall thereafter be evidenced by the Note and bear interest at the rate provided in the Note; provided, however, that Lender's obligations under the Loan shall arise only when the Loan Funds are disbursed to, or for the benefit of, Borrower. If the Loan closing is delayed, Borrower agrees that interest shall accrue on the principal amount wired to the Escrow Account, at the interest rate specified in the Note, from the date Lender initiates the wire transfer of the Loan Funds in connection with the closing of the Loan and Borrower shall be liable for all such accrued interest. If the Loan should fail to close and the Loan Funds are returned to Lender, Borrower agrees that interest shall accrue on the principal amount wired to the Escrow Account, at the rate specified in the Note, from the date Lender initiates the wire transfer of the Loan Funds in connection with the closing of the Loan through the date on which the Lender receives the wire transferred return of such Loan Funds and Borrower shall be liable for all such accrued interest (less any amounts received by Lender from the investment of the Loan Funds during the time the same are in the Escrow Account).

Dated:  September 18, 2003     BORROWER:

                               DEER VALLEY FINANCIAL CENTER, LLC,
                               an Arizona limited liability company

                               By: Hannay Investment Properties, Inc.,
                                   an Arizona corporation
                                   Its Manager


                                   By:
                                       ------------------------------------
                                       R. Craig Hannay, President

                               BORROWER:

                               HUNTINGTON COMPANY, L.L.C.,
                               an Arizona limited liability company

                               By: Hannay Investment Properties, Inc.,
                                   an Arizona corporation
                                   Its Manager


                                    By:
                                        -----------------------------------
                                        R. Craig Hannay, President

                               BORROWER:

                               GENEVA COMPANY, L.L.C.,
                               an Arizona limited liability company

                               By: Hannay Investment Properties, Inc.,
                                   an Arizona corporation
                                   Its Manager


                                   By:
                                       -------------------------------------
                                       R. Craig Hannay, President


                                            BORROWER:

                               METZGER DEER VALLEY, LLC,
                               a Delaware limited liability company

                               By:  Metzger Family of Saratoga, LLC,
                                    a New York limited liability company
                                    Its sole Member


                                    By:
                                        ------------------------------------
                                        Irving L. Metzger, Managing Member

                                    EXHIBIT A
                                    ---------
                             Loan Closing Statement
                             ----------------------


                                To Be Attached By
                         Chicago Title Insurance Company

                                    EXHIBIT B
                           Form of LOC Transfer Letter
                           ---------------------------

DATE:

TO:      SILICON VALLEY BANK
         3003 TASMAN DRIVE
         SANTA CLARA, CA 95054

         ATTN:  INTERNATIONAL DIVISION.

RE: STANDBY LETTER OF CREDIT NO. SVB01IS3742 FOR US$500,000.00 ISSUED BY SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA.

LADIES & GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

                         PNC BANK, NATIONAL ASSOCIATION
                         ------------------------------

                              (NAME OF TRANSFEREE)
               10851 MASTIN SUITE 300, OVERLAND PARK, KANSAS 66210
               ---------------------------------------------------

                                    (ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,
DENALI NATIONAL TRUST, INC.
(NAME OF BENEFICIARY)

-------------------------
(AUTHORIZED SIGNATURE)(1)

SIGNATURE AUTHENTICATION:
THE ABOVE SIGNATURE WITH TITLE
CONFORMS WITH THAT ON FILE WITH US.

------------------------------
(NAME OF BANK OF BENEFICIARY)

-------------------------
(AUTHORIZED SIGNATURE)


1The signature on this form must be verified/authenticated by the Bank of the Beneficiary or must be notarized (signed before a Notary Public).

                                    EXHIBIT C
                              Form of LOC Amendment
                              ---------------------


                               Silicon Valley Bank
                             International Division
                                3003 Tasman Drive
                              Santa Clara, CA 95054
                              AMENDMENT APPLICATION



       _
TYPE: |_|   Commercial         |x|  Standby      Date:  __________ ___, 2003


Letter of Credit No.:  SVB01IS3742

Applicant:  BLACKBOARD INC.

Beneficiary:  PNC BANK, NATIONAL ASSOCIATION

Amendment is as follows:

          AS PER ATTACHED DRAFT EXHIBIT WHICH FORMS AS AN
          INTEGRAL PART OF THIS AMENDMENT APPLICATION.




If Applicant is party to a Loan Agreement with Bank, the terms set forth therein (including, without limitation, any terms of the Loan Agreement or ancillary agreements relating to collateral) shall remain in full force and effect so long as Applicant owes obligations to Bank in connection with this Credit.

All other terms and conditions remain unchanged.


Requested By

BLACKBOARD, INC.
APPLICANT'S NAME      AUTHORIZED SIGNATURE 1      AUTHORIZED SIGNATURE 2


                          FOR SVB USE ONLY


----------------------------------      --------------------------------------
       APPROVED BY                      AUTHORIZED SIGNATURE           DATE

BENEFICIARY
PNC BANK, NATIONAL ASSOCIATION
10851 MASTIN, SUITE 300
OVERLAND PARK, KANSAS 66210

APPLICANT                                                        BLACKBOARD INC.

1899 L. STREET NW, 5TH FLOOR
WASHINGTON, DC 20036

LADIES/GENTLEMEN:

ON BEHALF OF OUR CUSTOMER, BLACKBOARD INC., WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB01IS3742 DATED JUNE 14, 2001 ("LETTER OF CREDIT") AS FOLLOWS:

1.) DOCUMENTARY REQUIREMENT NO. 2 (A) IS NOW TO READ:
              "AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED UNDER THAT CERTAIN OFFICE LEASE AGREEMENT ("LEASE) BY AND BETWEEN BLACKBOARD CAMPUSWIDE INC., A DELAWARE CORP. ("TENANT") AND DENALI NATIONAL TRUST, INC. OF WHICH APPLICANT IS THE GUARANTOR. FURTHER THIS IS TO CERTIFY THAT: (I) WRITTEN NOTICE OF SUCH DEFAULT HAS BEEN GIVEN TO TENANT AND APPLICANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE; (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT; AND (III) BENEFICIARY IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT."

2.) THE TRANSFER CLAUSE ON PAGE 2 OF THE LETTER OF CREDIT IS NOW TO READ:
              "THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY ONE OR MORE TIMES BY SILICON VALLEY BANK, AT THE REQUEST OF THE BENEFICIARY, ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.
              S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION AS PER ATTACHED EXHIBIT "A" DULY EXECUTED. APPLICANT SHALL PAY OUR TRANSFER FEE OF 1/4 of 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS. HOWEVER, ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT'S ABILITY TO PAY OUR TRANSFER FEE."

              "ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

KINDLY SIGNIFY YOUR AGREEMENT OR DECISION TO REJECT THIS AMENDMENT BY FOLLOWING THE INSTRUCTIONS ON THE FOLLOWING PAGE.

THIS AMENDMENT IS AN INTEGRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.


                              SILICON VALLEY BANK,



-----------------------                     -----------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                   EXHIBIT "A"

DATE:

TO:      SILICON VALLEY BANK
         3003 TASMAN DRIVE
         SANTA CLARA, CA 95054

         ATTN:  INTERNATIONAL DIVISION.

RE: STANDBY LETTER OF CREDIT NO. SVB01IS3742 FOR US$500,000.00 ISSUED BY SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA.

LADIES & GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

             -------------------------------------------------------------------
                                     (NAME OF TRANSFEREE)
             -------------------------------------------------------------------


                                          (ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,
DENALI NATIONAL TRUST, INC.
(NAME OF BENEFICIARY)

-------------------------
(AUTHORIZED SIGNATURE)(2)

SIGNATURE AUTHENTICATION:
THE ABOVE SIGNATURE WITH TITLE
CONFORMS WITH THAT ON FILE WITH US.

------------------------------
(NAME OF BANK OF BENEFICIARY)

-------------------------
(AUTHORIZED SIGNATURE)


2The signature on this form must be verified/authenticated by the Bank of the Beneficiary or must be notarized (signed before a Notary Public).

SPECIAL INSTRUCTIONS TO THE BENEFICIARY:
---------------------------------------
PLEASE SIGNIFY YOUR AGREEMENT OR DECISION TO REJECT THIS AMENDMENT, DETAILING THE REASONS FOR YOUR DECISION, BY RETURNING THE ATTACHED COPY OF THIS AMENDMENT SIGNED AND DATED IN THE ENCLOSED ENVELOPE (NO POSTAGE REQUIRED). YOUR DECISION TO AGREE OR REJECT THIS AMENDMENT WILL CONFIRM YOUR REJECTION OF AMENDMENT NO. 1 DATED SEPTEMBER 25, 2002 TO THIS LETTER OF CREDIT.

  _
 |_|     I HEREBY AGREE AND ACCEPT THIS AMENDMENT IN ITS ENTIRETY.
  _
 |_|     I HEREBY REJECT THIS AMENDMENT IN ITS ENTIRETY.


PNC BANK, NATIONAL ASSOCIATION


----------------------------------------------
         (AUTHORIZED SIGNATURE)

----------------------------------------------
         (PRINTED NAME AND TITLE)

----------------------------------------------
                  DATE)

                                                             Loan No. 94-0950186

                      CAPITAL IMPROVEMENT ESCROW AGREEMENT
                      ------------------------------------

         THIS CAPITAL IMPROVEMENT ESCROW AGREEMENT (the "Agreement") is made as
                                                         ---------
of September 18, 2003 between PNC Bank, National Association, in its capacities as lender and escrow agent ("PNC Bank"), and Deer Valley Financial Center, LLC,
                             --------
an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower").
               --------

                                    RECITALS

         A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to PNC Bank
                                                          ----
                  evidencing PNC Bank's loan to Borrower in the amount of $11,625,000.00 (the "Loan").
                                       ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note) encumbering certain property (the "Property") located in Maricopa County, Arizona
                                 --------
                  (the "State"); and (ii) the Other Security Documents (as
                        -----
                  defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                   --------------

         C. As a condition to making the Loan, PNC Bank has required that Borrower deposit the Escrow Funds (hereinafter defined) with PNC Bank pursuant and subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Escrow. Borrower shall establish and maintain at all times during the term of
   ------
the Loan an escrow of funds with PNC Bank pursuant to the terms of this Agreement for the payment of future customary and reasonable bona fide costs and expenses incurred by Borrower in connection with certain major repairs, replacements and improvements which are normally capitalized under generally accepted accounting principles performed at the Property (collectively the "Repairs"), including but not limited to the performance of work to the roofs,
 -------
chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators, appliances, carpeting, exterior painting, vinyl flooring, plumbing fixtures, countertops, cabinets, water heaters, electrical fixtures, clubhouse repairs, landscaping, fences, gates and mechanical and HVAC equipment.

2. Deposit of Escrow Funds. All amounts held by PNC Bank at any time in escrow
   -----------------------
pursuant to this Agreement are the "Escrow Funds". Concurrently with and in
                                    ------------
addition to each scheduled monthly payment payable by Borrower during the term of the Loan, Borrower shall deposit $2,110.00 with PNC Bank, to be held in escrow by PNC Bank according to the terms of this Agreement. The Escrow Funds shall be disbursed or applied only as specified in this Agreement.

3. Escrow Account. PNC Bank agrees to hold all Escrow Funds in an Eligible
   --------------
Account (hereinafter defined) selected by PNC Bank from time to time in the exercise of its sole discretion (the "Escrow Account"). No earnings or interest
                                      --------------
on the Escrow Funds shall be payable to Borrower. The Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. The Escrow Account shall be held in the name of PNC Bank and shall be within its sole and exclusive control, and all funds deposited in the Escrow Account shall be for the account of PNC Bank. Except as provided herein, Borrower shall have no right to or interest in the Escrow Funds or Escrow Account and shall have no authority to withdraw Escrow Funds from the Escrow Account. An "Eligible Account" shall mean either (a) an account maintained with
             ----------------
a depository institution or trust company, the long term unsecured debt obligations of which are rated in one of the three highest rating categories by any Rating Agency (hereinafter defined) acceptable to PNC Bank at the time of any deposit therein or (b) a trust account maintained with a federally or state-chartered depository institution or trust company acting in its fiduciary capacity, subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. Section 9.10(b). The term "Rating Agency" shall mean a nationally
                                     -------------
recognized credit rating agency (including, without limitation, Standard and Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch ICBA, Inc., and their respective successors and assigns).

4. Permitted Investments. PNC Bank may direct the depository institution
   ---------------------
maintaining the Escrow Account to invest the Escrow Funds in one or more of the following obligations or securities (each a "Permitted Investment") having, at
                                             --------------------
the time of purchase, the required ratings, if any, provided for below:

(a) Direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

(b) Direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System;

(c) Demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

(d) Commercial or finance company paper that is rated by two or more Rating Agencies acceptable to PNC Bank in their highest short-term unsecured rating category at the time of such investment and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two or more Rating Agencies in one of their two highest long-term unsecured rating categories;

(e) Repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

(f) Units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States and repurchase agreements using full faith and credit issues as collateral and are rated in the highest rating category available by a Rating Agency acceptable to PNC Bank.

5. Pledge and Security Interest. As additional security for the payment and
   ----------------------------
performance by Borrower of all duties, responsibilities and obligations hereunder and under the Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto PNC Bank, and hereby grants to PNC Bank a security interest and a valid and perfected first lien in (a) the Escrow Funds, (b) the Escrow Account, (c) all insurance of the Escrow Account, (d) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (e) all sums now or hereafter therein or represented thereby, (f) all replacements, substitutions or proceeds thereof, (g) all instruments and documents now or hereafter evidencing the Escrow Funds or the Escrow Account,
(h) all powers, options, rights, privileges and immunities pertaining to the Escrow Funds or the Escrow Account (including the right to make withdrawal therefrom), and (i) all proceeds of the foregoing. PNC Bank may deliver notice of its interest in the Escrow Funds and Escrow Account at any time to the financial institution wherein the Escrow Account has been established, and PNC Bank shall have possession of all passbooks or other evidences of such Escrow Account. Borrower hereby assumes all risk of loss with respect to amounts on deposit in the Escrow Account, except to the extent caused by the gross negligence or intentional misconduct of PNC Bank. Borrower hereby agrees that the advancement of Escrow Funds from the Escrow Account as set forth herein is at Borrower's direction and is not the exercise by PNC Bank of any right of set-off or other remedy upon an Event of Default (as defined in the Loan Documents). Borrower hereby waives all right to withdraw Escrow Funds from the Escrow Account, except upon full satisfaction of all amounts owing under the Loan. Borrower agrees to execute and deliver on demand any and all documentation requested by PNC Bank to further evidence or perfect such assignment, including, without limitation, Uniform Commercial Code financing statements. Borrower hereby irrevocably constitutes and appoints PNC Bank as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be irrevocable and coupled with an interest. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State and upon an Event of Default, PNC Bank may exercise any or all of the remedies available at law or in equity including, without limitation, the remedies specified in this Agreement and the remedies available to a secured party following default as specified in such Uniform Commercial Code. PNC Bank and Borrower hereby acknowledge and agree that PNC Bank has a valid and perfected first priority lien on, and security interest in, any Escrow Funds now or hereafter held in the Escrow Account.

6. Disbursement of Escrow Funds to Borrower. PNC Bank shall disburse all or part
   ----------------------------------------
of the Escrow Funds to Borrower as provided herein upon satisfaction of the following terms and conditions:

(a) Borrower has delivered to PNC Bank an affidavit, in form satisfactory to PNC Bank, specifying the amount of the requested disbursement and the Repairs completed and certifying that all such Repairs have been completed and all costs in connection therewith have been paid. Simultaneously with submitting such affidavit Borrower shall also submit copies of lien waivers from the general contractor, any subcontractors and all materialmen and suppliers showing that they have been paid for all work and that no liens are claimed.

(b) Borrower has delivered to PNC Bank, at Borrower's cost: (i) copies of building permits, any Certificate of Occupancy or any other certificates required and issued by governmental authorities in connection with any Repairs performed for which reimbursement is being sought under this Agreement; and (ii) if required by PNC Bank, an endorsement to PNC Bank's loan policy of title insurance obtained in connection with the Loan, insuring PNC Bank against any mechanic's liens in connection with such Repairs.

(c) Borrower has delivered to PNC Bank such other documents as PNC Bank shall reasonably require to confirm the satisfaction of the conditions contained herein and the completion of the work required to be done under this Agreement.

(d) All disbursements requested by Borrower shall be at least $5,000 and no requests for disbursements shall be made more often than once during any calendar quarter.

(e) No Event of Default exists as of the date of Borrower's request for a disbursement or the actual date of such a disbursement.

(f) PNC Bank shall have the right, but not the obligation, at Borrower's cost and expense, to inspect the Property and/or to have the documentation regarding the Repairs reviewed to verify that the Repairs for which reimbursement is being sought have been completed in a good and workmanlike manner and are otherwise acceptable to PNC Bank.

(g) Within 15 days after Borrower submits to PNC Bank a request for a disbursement, the related supporting documentation and the required Disbursement Fee (hereinafter defined), PNC Bank shall either (a) advise Borrower of any additional information needed to satisfy the requirements hereof for the requested disbursement; or (b) shall disburse the requested disbursement amount to Borrower. PNC Bank shall have no obligation to disburse Escrow Funds to Borrower until all disbursement requirements herein have been satisfied.

(h) Notwithstanding anything to the contrary herein, PNC Bank shall have the right to make the disbursement jointly payable to Borrower and the person or entity being paid. In the event of such a joint disbursement, Borrower shall not be required to have paid for such work prior to requesting the reimbursement, but Borrower shall be required to have satisfied all the other conditions of this Agreement for such disbursement.

7. Disbursement Fees. Borrower shall pay PNC Bank a nonrefundable fee (each, a
   -----------------
"Disbursement Fee") as a condition to each disbursement under this Agreement as
 ----------------
compensation for PNC Bank's review, analysis and processing of such disbursement. The Disbursement Fee shall be $150.00 for each requested disbursement.

8. Default by Borrower. Any failure of Borrower to comply with the terms of this
   -------------------
Agreement or any other Loan Document shall be an Event of Default, and shall entitle PNC Bank to pursue any and all remedies available to it pursuant to this Agreement, any other Loan Document, at law or in equity. Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default, PNC Bank shall have the right, but not the obligation, without notice or demand on Borrower: (a) to withdraw any or all of the Escrow Funds and to disburse and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorney fees, costs and expenses) to the obligations of Borrower hereunder or under any Loan Document in such manner as PNC Bank shall deem appropriate in its sole discretion; (b) to complete any such acts, in the Borrower's stead, in such manner and to the extent PNC Bank deems necessary to fulfill the purpose of this Agreement; (c) to exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code; and (d) to exercise any other remedies available at law or in equity. No such use or application of the Escrow Funds shall be deemed to cure any Event of Default. Any disbursement made by PNC Bank shall continue to be part of the Loan and secured by the Loan Documents. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursement by PNC Bank and all such disbursements shall satisfy the obligation of PNC Bank hereunder and shall be secured by the Loan Documents as fully as if made directly to Borrower.

9. Maintenance of Property by Borrower. Notwithstanding the amount of any Escrow
   -----------------------------------
Funds hereunder, Borrower shall maintain the Property in such a manner as to allow the Property to remain consistently competitive in its market. Without limiting any rights PNC Bank or its selected representatives may possess under the Loan Documents to inspect the Property, PNC Bank shall have the right to conduct physical inspections of the Property to ensure Borrower is appropriately maintaining the Property. Following any such inspection, should PNC Bank determine that the Property has not been maintained in such a manner as to remain consistently competitive in its market, PNC Bank shall have the right to demand that Borrower complete corrective measures within a ninety (90) day period of time. Failure of Borrower to complete such corrective measures within such period shall constitute an Event of Default and shall entitle PNC Bank to exercise all remedies available to it, including, without limitation, advancing Escrow Funds and performing Borrower's obligations hereunder.

10. Indemnity. Borrower represents and warrants to PNC Bank that as of the date
    ---------
hereof, complete and final payment has been made for all construction, repairs or new improvements made to the Property and there are no liens or outstanding claims for which a lien could be recorded against the Property. Borrower hereby indemnifies and holds PNC Bank harmless against all claims, losses, costs, damages and expenses (including attorney fees), which PNC Bank may incur arising from the inaccuracy of the foregoing representation and warranty, any breach by Borrower of this Agreement, any action taken by PNC Bank hereunder and/or any and all claims and demands asserted against PNC Bank arising out of this Agreement; excepting, however, those based upon its willful misconduct or gross negligence. The amount of any such claims, losses, costs, damages and expenses, with interest thereon at the Default Rate (as defined in the Note), shall be payable by the Borrower immediately upon demand and, if not so paid, may be reimbursed by withdrawal from the Escrow Account.

11. Disbursement of Disputed Escrow Funds. In the event any adverse claims are
    -------------------------------------
made upon the Escrow Funds, then, at PNC Bank's option: (a) PNC Bank shall not deliver the Escrow Funds to any person, shall refuse to comply with any claims on it and shall continue to hold the Escrow Funds until (i) PNC Bank, Borrower and any other person who may have asserted a claim upon the Escrow Funds shall agree in writing to a delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such written agreement, or (ii) PNC Bank receives a certified copy of a final and nonappealable judgment or order of a court of competent jurisdiction directing the delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such judgment or order; or (b) if PNC Bank shall receive a written notice advising that litigation over the Escrow Funds has been commenced, PNC Bank may deposit the Escrow Funds with the Clerk of the Court in which such litigation is pending; or (c) PNC Bank may take affirmative steps (i) to substitute for itself an impartial party reasonably satisfactory to PNC Bank and Borrower, (ii) to deposit the Escrow Funds with a court of competent jurisdiction, or (iii) to commence an action for interpleader, the costs thereof to be borne by Borrower. The provisions of this Section shall not apply to any dispute between Borrower and PNC Bank.

12. Limitation of Liability of PNC Bank.
    -----------------------------------

(a) PNC Bank shall have no liability to any person based upon its errors in judgment, its performance of its duties under this Agreement, any claimed failure to perform its duties hereunder, any action taken or omitted in good faith or any mistake of fact or law; provided that PNC Bank shall be liable for damages arising out of its gross negligence or intentional misconduct. PNC Bank shall be automatically released from all obligation and liability hereunder upon its disbursement, delivery or deposit of the Escrow Funds in accordance with the provisions of this Agreement.

(b) The duties of PNC Bank in its capacity as escrow agent hereunder are purely ministerial. In such capacity, PNC Bank is acting as a stakeholder for the accommodation of Borrower and is not responsible or liable in any manner whatsoever related to any signature, notice, request, waiver, consent, receipt or other document or instrument pursuant to which PNC Bank may act, including, without limitation, terms and conditions, sufficiency, correctness, genuineness, validity, form of execution, or the identity, authority or right of any person executing or depositing the same.

(c) PNC Bank shall not be responsible for the validity or sufficiency of any cash, instruments, wire transfer or any other property delivered to it hereunder, for the value or collectibility of any check or other instrument so delivered or for any representation made or obligations assumed by Borrower or any other party to the Loan Documents. Nothing herein contained shall be deemed to obligate PNC Bank to deliver any cash or any other funds or property referred to herein, unless the same shall have first been received by PNC Bank pursuant to this Agreement.

(d) In no event whatsoever shall PNC Bank be liable for any losses related to the Escrow Funds resulting from an investment of Escrow Funds made in accordance with the terms hereof.

(e) Upon the assignment of the Loan and the Loan Documents by PNC Bank, any Escrow Funds then held by PNC Bank shall be turned over to the assignee and all responsibility of PNC Bank with respect thereto shall be terminated.

13. Assignment. Borrower hereby collaterally assigns to PNC Bank, as additional
    ----------
security for the Loan, its rights under any contract entered into by Borrower related to any matters for which reimbursement could be sought by Borrower under this Agreement. Any such contract shall provide that PNC Bank shall have the right to require performance of such contract but shall have no liability for any amounts owed by Borrower and incurred prior to the date PNC Bank exercises its rights herein provided to require performance.

14. Notices. Any notice, consent, request or other communication required or
    -------
permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

15. Governing Law. The terms and provisions hereof shall be governed by and
    -------------
construed in accordance with the laws of the State.

16. Binding Agreement. This Agreement is freely assignable by PNC Bank, its
    -----------------
successors, endorsees and assigns, and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any assignee of the Note or any of the other Loan Documents; provided, however, the foregoing shall not be deemed or construed to
(a) permit the assignment by Borrower of any of Borrower's rights or obligations hereunder, or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto except for assignees of the Note or any of the other Loan Documents.

17. Captions. The captions, headings and arrangements used in this Agreement are
    --------
for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

18. Rules of Construction. The parties acknowledge that each party and its
    ---------------------
counsel have reviewed and have had input in the drafting of this Agreement. The parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. For purposes of this Agreement the word "person" shall include an individual,
                                         ------
corporation, limited liability company, limited liability partnership, limited partnership, partnership, trust, unincorporated association, government, governmental authority and any other entity.

19. No Third Party Beneficiaries. No person not a party to this Agreement shall
    ----------------------------
have any third party beneficiary claim or other right hereunder or with respect hereto.

20. Amendment. This Agreement may not be modified, amended, waived, extended,
    ---------
changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or PNC Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

21. Counterparts. This Agreement may be executed in any number of counterparts,
    ------------
each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same Agreement.

22. Disposition of Escrow Funds on Repayment of Loan. At such time as the "Debt"
    ------------------------------------------------                       ----
(as defined in the Security Instrument), is paid in full, PNC Bank shall return any funds then on deposit in the Escrow Account to Borrower.

23. Remedies Not Exclusive. PNC Bank's rights and remedies under this Agreement
    ----------------------
are cumulative and in addition to every other right or remedy now or hereafter existing under any Loan Document, at law or in equity. No delay or omission of PNC Bank to exercise any of its rights or powers shall impair or be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other remedy PNC Bank may have.

24. Additional Terms and Provisions. Certain additional and supplemental terms
    -------------------------------
and provisions of this Agreement are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Agreement.

(a) Maximum Escrow Amount. The parties intend that the Escrow Funds shall have
    ---------------------
maximum balance during the term of the Loan of $50,628.00 (the "Maximum Escrow
                                                                --------------
Amount"). Therefore, if at any time during the term of the Loan the Escrow Funds
------
hereunder equal or exceed the Maximum Escrow Amount, Borrower may cease making the monthly escrow deposits required hereunder. However, should disbursements from the Escrow Funds thereafter reduce the balance thereof below the Maximum Escrow Amount, then Borrower must recommence making the full monthly escrow deposits required hereunder until such time, if ever, that the Escrow Funds once again reach the Maximum Escrow Amount.

(b) Investment Income. PNC Bank agrees that during any period when no Event of
    -----------------
Default exists, any income from the investment of the Escrow Funds shall be added to and become part of the Escrow Account; provided, however, that PNC Bank does not warrant or guarantee any rate of return on the Escrow Funds and the provisions of this Agreement relating to PNC Bank's liability for the investment of the Escrow Funds remain in full force and effect. Notwithstanding the foregoing, the Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. Borrower agrees that its federal taxpayer identification number shall be used to create the Escrow Account, all income from the investment of the Escrow Funds shall be reported for federal and state income tax purposes as Borrower's income and Borrower shall be fully liable for all taxes applicable to the Escrow Funds. Borrower hereby authorizes PNC Bank to provide Borrower's federal taxpayer identification number to any applicable depository institution and federal and state agencies to ensure that such income is attributed to Borrower for taxation purposes. Borrower agrees that it will promptly take any actions and execute any instruments requested by PNC Bank to facilitate the reporting of such income as Borrower's income.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year set forth above.

                                  "Borrower"

                                  DEER VALLEY FINANCIAL CENTER, LLC,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 20-0115681


                                  "Borrower"

                                  HUNTINGTON COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0723187


                                  "Borrower"

                                  GENEVA COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0733848

                                  "Borrower"

                                  METZGER DEER VALLEY, LLC,
                                  a Delaware limited liability company

                                  By:     Metzger Family of Saratoga, LLC,
                                          a New York limited liability company
                                          Its sole Member


                                          By: /s/ Irving L. Metzger
                                              --------------------------------
                                              Irving L. Metzger, Managing Member

                                  Taxpayer ID No. 77-0608616


                                  PNC BANK:

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ Jeannette Butler
                                          --------------------------------------
                                          Jeannette Butler, Vice-President

                                                             Loan No. 94-0950186

           TENANT IMPROVEMENT AND LEASING COMMISSION ESCROW AGREEMENT
           ----------------------------------------------------------

         THIS TENANT IMPROVEMENT AND LEASING COMMISSION ESCROW AGREEMENT (the "Agreement") is made as of September 18, 2003 between PNC Bank, National
 ---------
Association, in its capacities as lender and escrow agent ("PNC Bank"), and Deer
                                                            --------
Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower").
                                         --------

                                    RECITALS
                                    --------

         A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to PNC Bank
                                                          ----
                  evidencing PNC Bank's loan to Borrower in the amount of $11,625,000.00 (the "Loan").
                                       ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note) encumbering certain property (the "Property") located in Maricopa County, Arizona
                                 --------
                  (the "State"); and (ii) the Other Security Documents (as
                        -----
                  defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                   --------------

         C. As a condition to making the Loan, PNC Bank has required that Borrower deposit the Escrow Funds (hereinafter defined) with PNC Bank pursuant and subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Escrow. Borrower shall establish and maintain at all times
                  ------
during the term of the Loan an escrow of funds with PNC Bank pursuant to the terms of this Agreement for the payment of future customary and reasonable third party tenant improvement costs and expenses actually incurred by Borrower and customary and reasonable leasing commissions paid to an Independent Leasing Agent, all in connection with any Renewal Lease
(the "Leasing Matters"). An "Independent Leasing Agent" is a management
      --------------         -------------------------
or brokerage company or other entity not owned or controlled, directly or indirectly, by Borrower. A "Renewal Lease" is any lease that is a
                               -------------
renewal of or a replacement for a then existing lease for space in the Property. Each Renewal Lease must be: (a) with a tenant satisfactory to PNC Bank; (b) for a term long enough to not cause the average lease term of all leases affecting the Property to be less than three (3) years; and (c) contain terms such that the then applicable debt service coverage ratio for the Loan, as determined by PNC Bank in its sole discretion, equals or exceeds 1.3x to 1.

         2.       Deposit of Escrow Funds. All amounts held by PNC Bank at any
                  -----------------------
time in escrow pursuant to this Agreement are the "Escrow Funds". Concurrently
                                                   ------------
with and in addition to each scheduled monthly payment payable by Borrower during the term of the Loan, Borrower shall deposit $8,334.00 with PNC Bank, to be held in escrow by PNC Bank according to the terms of this Agreement. The Escrow Funds shall be disbursed or applied only as specified in this Agreement.

         3.       Escrow Account. PNC Bank agrees to hold all Escrow Funds in an
                  --------------
Eligible Account (hereinafter defined) selected by PNC Bank from time to time in the exercise of its sole discretion (the "Escrow Account"). No earnings
                                          --------------
or interest on the Escrow Funds shall be payable to Borrower. The Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. The Escrow Account shall be held in the name of PNC Bank and shall be within its sole and exclusive control, and all funds deposited in the Escrow Account shall be for the account of PNC Bank. Except as provided herein, Borrower shall have no right to or interest in the Escrow Funds or Escrow Account and shall have no authority to withdraw Escrow Funds from the Escrow Account. An "Eligible Account" shall mean either (a) an account maintained with
             ----------------
a depository institution or trust company, the long term unsecured debt obligations of which are rated in one of the three highest rating categories by any Rating Agency (hereinafter defined) acceptable to PNC Bank at the time of any deposit therein or (b) a trust account maintained with a federally or state-chartered depository institution or trust company acting in its fiduciary capacity, subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. Section 9.10(b). The term "Rating Agency" shall mean a nationally
                                     -------------
recognized credit rating agency (including, without limitation, Standard and Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch ICBA, Inc., and their respective successors and assigns).

         4.       Permitted Investments. PNC Bank may direct the depository
                  ---------------------
institution maintaining the Escrow Account to invest the Escrow Funds in one or more of the following obligations or securities (each a "Permitted Investment")
                                                         --------------------
having, at the time of purchase, the required ratings, if any, provided for below:

         (a) Direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

         (b) Direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System;

         (c) Demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

         (d) Commercial or finance company paper that is rated by two or more Rating Agencies acceptable to PNC Bank in their highest short-term unsecured rating category at the time of such investment and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two or more Rating Agencies in one of their two highest long-term unsecured rating categories;

         (e) Repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

         (f) Units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States and repurchase agreements using full faith and credit issues as collateral and are rated in the highest rating category available by a Rating Agency acceptable to PNC Bank.

         5.       Pledge and Security Interest. As additional security for the
                  ----------------------------
payment and performance by Borrower of all duties, responsibilities and obligations hereunder and under the Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto PNC Bank, and hereby grants to PNC Bank a security interest and a valid and perfected first lien in (a) the Escrow Funds, (b) the Escrow Account, (c) all insurance of the Escrow Account,
(d) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (e) all sums now or hereafter therein or represented thereby, (f) all replacements, substitutions or proceeds thereof,
(g) all instruments and documents now or hereafter evidencing the Escrow Funds or the Escrow Account, (h) all powers, options, rights, privileges and immunities pertaining to the Escrow Funds or the Escrow Account
(including the right to make withdrawal therefrom), and (i) all proceeds of the foregoing. PNC Bank may deliver notice of its interest in the Escrow Funds and Escrow Account at any time to the financial institution wherein the Escrow Account has been established, and PNC Bank shall have possession of all passbooks or other evidences of such Escrow Account. Borrower hereby assumes all risk of loss with respect to amounts on deposit in the Escrow Account, except to the extent caused by the gross negligence or intentional misconduct of PNC Bank. Borrower hereby agrees that the advancement of Escrow Funds from the Escrow Account as set forth herein is at Borrower's direction and is not the exercise by PNC Bank of any right of set-off or other remedy upon an Event of Default (as defined in the Loan Documents). Borrower hereby waives all right to withdraw Escrow Funds from the Escrow Account, except upon full satisfaction of all amounts owing under the Loan. Borrower agrees to execute and deliver on demand any and all documentation requested by PNC Bank to further evidence or perfect such assignment, including, without limitation, Uniform Commercial Code financing statements. Borrower hereby irrevocably constitutes and appoints PNC Bank as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be irrevocable and coupled with an interest. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State and upon an Event of Default, PNC Bank may exercise any or all of the remedies available at law or in equity including, without limitation, the remedies specified in this Agreement and the remedies available to a secured party following default as specified in such Uniform Commercial Code. PNC Bank and Borrower hereby acknowledge and agree that PNC Bank has a valid and perfected first priority lien on, and security interest in, any Escrow Funds now or hereafter held in the Escrow Account.

         6.       Disbursement of Escrow Funds to Borrower. PNC Bank shall
                  ----------------------------------------
disburse all or part of the Escrow Funds to Borrower as provided herein upon satisfaction of the following terms and conditions:

         (a) Borrower has delivered to PNC Bank an affidavit, in form satisfactory to PNC Bank, specifying the amount of the requested disbursement, and:

               (i) With respect to a requested disbursement for tenant improvements related to a Renewal Lease, certifying that all such tenant improvements have been completed and that all costs in connection therewith have been paid, and that Borrower has reimbursed the related tenant for any amounts paid by such tenant for such improvements. Simultaneously with submitting such affidavit, Borrower shall also submit: (1) lien waivers from the general contractor, any subcontractors and all materialmen and suppliers showing that they have been paid for all work and that no liens are claimed; (2) a written confirmation from the related tenant that it has accepted the space and the improvements made and has been paid all amounts, including any credits against rent, owed it by reason of such improvements; (3) a certified copy of the fully executed lease of the related tenant; and (4) if required by PNC Bank, an estoppel certificate and a subordination, non-disturbance and attornment agreement from the related tenant in form and content acceptable to PNC Bank.

              (ii) With respect to a requested disbursement for any leasing commissions related to a Renewal Lease, certifying that Borrower has entered into an arms-length Renewal Lease which satisfies the requirements set forth herein and that in connection with such Renewal Lease, Borrower has paid a leasing commission to an Independent Leasing Agent. Simultaneously with submitting such affidavit, Borrower shall also submit written verification from the related tenant that the Renewal Lease has been executed and from the related Independent Leasing Agent that the applicable leasing commission has been paid.

         (b) Borrower has delivered to PNC Bank, at Borrower's cost: (i) copies of building permits, any Certificate of Occupancy or any other certificates required and issued by governmental authorities in connection with any work performed for which reimbursement is being sought under this Agreement; and (ii) if required by PNC Bank, an endorsement to PNC Bank's loan policy of title insurance obtained in connection with the Loan, insuring PNC Bank against any mechanic's liens in connection with such work.

         (c) Borrower has delivered to PNC Bank such other documents as PNC Bank shall reasonably require to confirm the satisfaction of the conditions contained herein and the completion of the work performed for which reimbursement is being sought under this Agreement.

         (d) All disbursements requested by Borrower shall be at least $5,000 and no requests for disbursements shall be made more often than once during any calendar quarter.

         (e) No Event of Default exists as of the date of Borrower's request for a disbursement or the actual date of such a disbursement.

         (f) PNC Bank shall have the right, but not the obligation, at Borrower's cost and expense, to inspect the Property and/or to have the documentation regarding the Leasing Matters reviewed to verify that the Leasing Matters for which reimbursement is being sought have been completed in a good and workmanlike manner and are otherwise acceptable to PNC Bank.

         (g) Within 15 days after Borrower submits to PNC Bank a request for a disbursement, the related supporting documentation and the required Disbursement Fee (hereinafter defined), PNC Bank shall either (a) advise Borrower of any additional information needed to satisfy the requirements hereof for the requested disbursement; or (b) shall disburse the requested disbursement amount to Borrower. PNC Bank shall have no obligation to disburse Escrow Funds to Borrower until all disbursement requirements herein have been satisfied.

         (h) Notwithstanding anything to the contrary herein, PNC Bank shall have the right to make the disbursement jointly payable to Borrower and the person or entity being paid. In the event of such a joint disbursement, Borrower shall not be required to have paid for such work prior to requesting the reimbursement, but Borrower shall be required to have satisfied all the other conditions of this Agreement for such disbursement.

         7.       Disbursement Fees. Borrower shall pay PNC Bank a nonrefundable
                  -----------------
fee (each, a "Disbursement Fee") as a condition to each disbursement under
              ----------------
this Agreement as compensation for PNC Bank's review, analysis and processing of such disbursement. The Disbursement Fee shall be $150.00 for each requested disbursement.

         8.       Default by Borrower. Any failure of Borrower to comply with
                  -------------------
the terms of this Agreement or any other Loan Document shall be an Event of Default, and shall entitle PNC Bank to pursue any and all remedies available to it pursuant to this Agreement, any other Loan Document, at law or in equity. Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default, PNC Bank shall have the right, but not the obligation, without notice or demand on
Borrower: (a) to withdraw any or all of the Escrow Funds and to disburse and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorney fees, costs and expenses) to the obligations of Borrower hereunder or under any Loan Document in such manner as PNC Bank shall deem appropriate in its sole discretion; (b) to complete any such acts, in the Borrower's stead, in such manner and to the extent PNC Bank deems necessary to fulfill the purpose of this Agreement; (c) to exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code; and (d) to exercise any other remedies available at law or in equity. No such use or application of the Escrow Funds shall be deemed to cure any Event of Default. Any disbursement made by PNC Bank shall continue to be part of the Loan and secured by the Loan Documents. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursement by PNC Bank and all such disbursements shall satisfy the obligation of PNC
Bank hereunder and shall be secured by the Loan Documents as fully as if made directly to Borrower.

         9.       Indemnity. Borrower represents and warrants to PNC Bank that
                  ---------
as of the date hereof, complete and final payment has been made for all construction, repairs or new improvements made to the Property and there are no liens or outstanding claims for which a lien could be recorded against the Property. Borrower hereby indemnifies and holds
PNC Bank harmless against all claims, losses, costs, damages and expenses (including attorney fees), which PNC Bank may incur arising from the inaccuracy of the foregoing representation and warranty, any breach by Borrower of this Agreement, any action taken by PNC Bank hereunder and/or any and all claims and demands asserted against PNC
Bank arising out of this Agreement; excepting, however, those based upon its willful misconduct or gross negligence. The amount of any such claims, losses, costs, damages and expenses, with interest thereon at the Default Rate (as defined in the Note), shall be payable by the Borrower immediately upon demand and, if not so paid, may be reimbursed by withdrawal from the Escrow Account.

         10.      Disbursement of Disputed Escrow Funds. In the event any
                  -------------------------------------
adverse claims are made upon the Escrow Funds, then, at PNC Bank's option: (a) PNC Bank shall not deliver the Escrow Funds to any person, shall refuse to comply with any claims on it and shall continue to hold the Escrow
Funds until (i) PNC Bank, Borrower and any other person who may have asserted a claim upon the Escrow Funds shall agree in writing to a delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such written agreement, or
(ii) PNC Bank receives a certified copy of a final and nonappealable judgment or order of a court of competent jurisdiction directing the delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such judgment or order; or
(b) if PNC Bank shall receive a written notice advising that litigation over the Escrow Funds has been commenced, PNC Bank may deposit the Escrow Funds with the Clerk of the Court in which such litigation is pending; or (c) PNC Bank may take affirmative steps (i) to substitute for itself an impartial party reasonably satisfactory to PNC Bank and Borrower, (ii) to deposit the Escrow Funds with a court of competent jurisdiction, or (iii) to commence an action for interpleader, the costs thereof to be borne by Borrower. The provisions of this Section shall not apply to any dispute between Borrower and PNC Bank.

         11.      Limitation of Liability of PNC Bank.
                  -----------------------------------

         (a) PNC Bank shall have no liability to any person based upon its errors in judgment, its performance of its duties under this Agreement, any claimed failure to perform its duties hereunder, any action taken or omitted in good faith or any mistake of fact or law; provided that PNC
Bank shall be liable for damages arising out of its gross negligence or intentional misconduct. PNC Bank shall be automatically released from all obligation and liability hereunder upon its disbursement, delivery or deposit of the Escrow Funds in accordance with the provisions of this Agreement.

         (b) The duties of PNC Bank in its capacity as escrow agent hereunder are purely ministerial. In such capacity, PNC Bank is acting as a stakeholder for the accommodation of Borrower and is not responsible or liable in any manner whatsoever related to any signature, notice, request, waiver, consent, receipt or other document or instrument pursuant to which PNC Bank may act, including, without limitation, terms and conditions, sufficiency, correctness, genuineness, validity, form of execution, or the identity, authority or right of any person executing or depositing the same.

         (c) PNC Bank shall not be responsible for the validity or sufficiency of any cash, instruments, wire transfer or any other property delivered to it hereunder, for the value or collectibility of any check or other instrument so delivered or for any representation made or obligations assumed by Borrower or any other party to the Loan Documents. Nothing herein contained shall be deemed to obligate PNC Bank to deliver any cash or any other funds or property referred to herein, unless the same shall have first been received by PNC Bank pursuant to this Agreement.

         (d) In no event whatsoever shall PNC Bank be liable for any losses related to the Escrow Funds resulting from an investment of Escrow Funds made in accordance with the terms hereof.

         (e) Upon the assignment of the Loan and the Loan Documents by PNC Bank, any Escrow Funds then held by PNC Bank shall be turned over to the assignee and all responsibility of PNC Bank with respect thereto shall be terminated.

         12.      Assignment. Borrower hereby collaterally assigns to PNC Bank,
                  ----------
as additional security for the Loan, its rights under any contract entered into by Borrower related to any matters for which reimbursement could be sought by Borrower under this Agreement. Any such contract shall provide that PNC Bank shall have the right to require performance of such contract but shall have no liability for any amounts owed by Borrower and incurred prior to the date PNC Bank exercises its rights herein provided to require performance.

         13.      Notices. Any notice, consent, request or other communication
                  -------
required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

         14.      Governing Law. The terms and provisions hereof shall be
                  -------------
governed by and construed in accordance with the laws of the State.

         15.      Binding Agreement. This Agreement is freely assignable by PNC
                  -----------------
Bank, its successors, endorsees and assigns, and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any assignee of the Note or any of the other Loan Documents; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment by Borrower of any of Borrower's rights or obligations hereunder, or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto except for assignees of the Note or any of the other Loan Documents.

         16.      Captions. The captions, headings and arrangements used in this
                  --------
Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

         17.      Rules of Construction. The parties acknowledge that each party
                  ---------------------
and its counsel have reviewed and have had input in the drafting of this Agreement. The parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. For purposes of this Agreement the word "person" shall include an individual, corporation, limited liability company, limited liability partnership, limited partnership, partnership, trust, unincorporated association, government, governmental authority and any other entity.

         18.      No Third Party Beneficiaries. No person not a party to this
                  ----------------------------
Agreement shall have any third party beneficiary claim or other right hereunder or with respect hereto.

         19.      Amendment. This Agreement may not be modified, amended,
                  ---------
waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or PNC Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         20.      Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same Agreement.

         21.      Disposition of Escrow Funds on Repayment of Loan. At such time
                  ------------------------------------------------
as the "Debt" (as defined in the Security Instrument), is paid in full, PNC
Bank shall return any funds then on deposit in the Escrow Account to Borrower.

         22.      Remedies Not Exclusive. PNC Bank's rights and remedies under
                  ----------------------
this Agreement are cumulative and in addition to every other right or remedy now or hereafter existing under any Loan Document, at law or in equity. No delay or omission of PNC Bank to exercise any of its rights or powers shall impair or be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other remedy PNC Bank may have.

         23.      Additional Terms and Provisions. Certain additional and
                  -------------------------------
supplemental terms and provisions of this Agreement are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Agreement.

         (a)      Maximum Escrow Amount. The parties intend that the Escrow
                  ---------------------
Funds shall have maximum balance during the term of the Loan of $400,000.00 (the "Maximum Escrow Amount"). Therefore, if at any time during the term of the Loan
 ---------------------
the Escrow Funds hereunder equal or exceed the Maximum Escrow Amount, Borrower may cease making the monthly escrow deposits required hereunder. However, should disbursements from the Escrow Funds thereafter reduce the balance thereof below the Maximum Escrow Amount, then Borrower must recommence making the full monthly escrow deposits required hereunder until such time, if ever, that the Escrow Funds once again reach the Maximum Escrow Amount.

         (b)      Investment Income. PNC Bank agrees that during any period when
                  -----------------
no Event of Default exists, any income from the investment of the Escrow Funds shall be added to and become part of the Escrow Account; provided, however, that PNC Bank does not warrant or guarantee any rate of return on the Escrow Funds and the provisions of this Agreement relating to PNC Bank's liability for the investment of the Escrow Funds remain in full force and effect. Notwithstanding the foregoing, the Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. Borrower agrees that its federal taxpayer identification number shall be used to create the Escrow Account, all income from the investment of the Escrow Funds shall be reported for federal and state income tax purposes as Borrower's income and Borrower shall be fully liable for all taxes applicable to the Escrow Funds.
Borrower hereby authorizes PNC Bank to provide Borrower's federal taxpayer identification number to any applicable depository institution and federal and state agencies to ensure that such income is attributed to Borrower for taxation purposes. Borrower agrees that it will promptly take any actions and execute any instruments requested by PNC
Bank to facilitate the reporting of such income as Borrower's income.

         (c)      Independent Leasing Agent. It is agreed that Hannay Investment
                  -------------------------
Properties is deemed an Independent Leasing Agent for purposes of receiving up to a 2% commission on a Renewal Lease.

         (d)      Renewal Lease Tenants. Paragraph 1(a) is amended to read as
                  ---------------------
follows:

                  "(a) with a tenant approved by PNC Bank in its reasonable discretion, which approval shall not be unreasonably withheld or delayed (PNC Bank agreeing that it shall be deemed to have approved a tenant if it has not responded to Borrower's request for such approval within 15 days after its receipt of Borrower's request for such approval);".

         (e)      Renewal Leases. The definition of the term "Renewal Lease" in
                  --------------                              -------------
Paragraph 1 is amended to read as follows:

                  "A "Renewal Lease" is any lease that is a renewal of or a
                      -------------
                  replacement for a then existing lease for space in the Property, or any lease for space in the property that was vacant as of the closing of the Loan.

Notwithstanding anything to the contrary in Paragraph 1, any lease that is either approved pursuant to the terms of the Assignment of Leases and Rents executed by Borrower contemporaneously herewith, or for with no such approval is required, shall also be deemed a Renewal Lease.

         (f)      Disbursements. Paragraphs 6(a)(i) and 6(a)(ii) are amended to
                  -------------
read as follows:

                  "(i) With respect to a requested disbursement for tenant improvements related to a Renewal Lease, certifying that work on such tenant improvements included in the disbursement request have been completed and that all costs in connection therewith have been paid, or will be paid with the requested funds, and that Borrower has reimbursed, or will reimburse with the requested funds, the related tenant for any amounts paid by such tenant for such improvements. Simultaneously with submitting such affidavit, Borrower shall also submit:
                  (1) lien waivers from the general contractor, any subcontractors and all materialmen and suppliers showing that they have been paid for all work and that no liens are claimed; and (2) if the requested disbursement include the final work required to any space covered by a Renewal Lease,
                  (A) a written confirmation from the related tenant that it has accepted the space and the improvements made and has been paid all amounts, including any credits against rent, owed it by reason of such improvements; (B) a certified copy of the fully executed lease of the related tenant; and (C) if required by PNC Bank, an estoppel certificate and a subordination, non-disturbance and attornment agreement from the related tenant in form and content acceptable to PNC Bank.

                  (ii) With respect to a requested disbursement for any leasing commissions related to a Renewal Lease, certifying that Borrower has entered into an arms-length Renewal Lease which satisfies the requirements set forth herein and that in connection with such Renewal Lease, Borrower has paid, or will pay with the requested funds, a leasing commission to an Independent Leasing Agent. Simultaneously with submitting such affidavit, Borrower shall also submit written verification from the related tenant that the Renewal Lease has been executed and from the related Independent Leasing Agent that the applicable leasing commission has been paid, or will be paid with the requested funds."

         (g)      Monthly Disbursements. Paragraph 6(d) is amended to read as
                  ---------------------
follows:

                  "All disbursements requested by Borrower shall be at least $5,000 and no requests for disbursements shall be made more often than once during any calendar month."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year set forth above.

                                  "Borrower"

                                  DEER VALLEY FINANCIAL CENTER, LLC,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 20-0115681


                                  "Borrower"

                                  HUNTINGTON COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0723187


                                  "Borrower"

                                  GENEVA COMPANY, L.L.C.,
                                  an Arizona limited liability company

                                  By:     Hannay Investment Properties, Inc.,
                                          an Arizona corporation
                                          Its Manager


                                          By: /s/ R. Craig Hannay
                                              --------------------------------
                                              R. Craig Hannay, President

                                  Taxpayer ID No. 86-0733848

                                  "Borrower"

                                  METZGER DEER VALLEY, LLC,
                                  a Delaware limited liability company

                                  By:     Metzger Family of Saratoga, LLC,
                                          a New York limited liability company
                                          Its sole Member


                                          By: /s/ Irving L. Metzger
                                              --------------------------------
                                              Irving L. Metzger, Managing Member

                                  Taxpayer ID No. 77-0608616


                                  PNC BANK:

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ Jeannette Butler
                                      -----------------------------------
                                      Jeannette Butler, Vice-President

                                                             Loan No. 94-0950186

                    SECURITY AGREEMENT AND LOCKBOX AGREEMENT
                    ----------------------------------------

         THIS SECURITY AGREEMENT AND LOCKBOX AGREEMENT ("Agreement") is made as
                                                         --------=
of September 18, 2003 between PNC Bank, National Association ("PNC Bank"), and
                                                               --------
Deer Valley Financial Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower").
                                                         --------

                                    RECITALS
                                    --------

         A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to PNC Bank
                                                          ----
                  evidencing PNC Bank's loan to Borrower in the amount of $11,625,000.00 (the "Loan").
                                       ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note) encumbering certain property (the "Property") located in Maricopa County, Arizona
                                 --------
                  (the "State"); and (ii) the Other Security Documents (as
                        -----
                  defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                   --------------

         C. As a condition to making the Loan, PNC Bank has required that Borrower enter into this Agreement to provide for certain continuing cash management arrangements with respect to the income and proceeds related to the Property.

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Undefined capitalized terms used in this Agreement shall have
   -----------
the same meaning given such terms in the Loan Documents. In addition to other definitions contained in this Agreement, the following definitions apply to this Agreement.

(a) "Depository Institution" shall mean the depository institution or trust
     ----------------------
company then maintaining the Lockbox Account.

(b) "Disbursement Date" shall mean the first day of each calendar month, or if
     -----------------
such first day is not a business day, the next succeeding business day; provided
                                                                        --------
that, in the event that on such day there are insufficient funds in the Lockbox
----
Account to satisfy in full the then applicable Required Disbursement Amounts and the Reserved Amount, the "Disbursement Date" shall mean the fifth day of each calendar month, or if such fifth day is not a business day, the next succeeding business day.

(c) "Eligible Account" shall mean either (i) an account maintained with a
     ----------------
Depository Institution, the long term unsecured debt obligations of which are rated in one of the three (3) highest rating categories by a Rating Agency acceptable to Lender at the time of any deposit therein or (ii) an account maintained with a federally or state-chartered Depository Institution acting in its fiduciary capacity, subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. Section 9.10(b).

(d) "Event of Default" shall mean any default by Borrower under any Loan
     ----------------
Document which is continuing and beyond any applicable cure or grace period.

(e) "Gross Income" shall mean any and all income and proceeds generated or
     ------------
otherwise received from or in respect of the Property.

(f) "Lender" shall mean PNC Bank, or any third party which hereafter becomes the
     ------
owner and holder of the Loan Documents. Lender shall also include any Servicer acting on behalf of the Lender with respect to this Agreement or the Loan.

(g) "Lockbox Account" shall mean an Eligible Account into which the income and
     ---------------
proceeds related to the Property are to be deposited. The Eligible Account shall be selected by Servicer from time to time in the exercise of its sole discretion and maintained in the name of Borrower, in care of Servicer as agent for Lender, at a Depository Institution acceptable to Lender. The initial Depository Institution is specified on Schedule 1 hereto.
                            ----------

(h) "Lockbox Address" shall mean the address provided by Lender or Servicer to
     ---------------
which all Tenant Payments are to be delivered. The initial Lockbox Address shall be the post office box specified on Schedule 1 hereto.
                                    ----------

(i) "Lockbox Costs" shall mean all costs and expenses incurred by Lender or
     -------------
Servicer in connection with establishing and maintaining the Lockbox Account, performing their obligations under or enforcing their rights in this Agreement. Lockbox Costs shall also include an administrative fee payable to Lender and/or Servicer, as reasonably determined by them, in connection with maintaining the Lockbox Account and managing the disbursements from the Lockbox Account.

(j) "Permitted Investments" shall mean the obligations or securities described
     ---------------------
in Exhibit B hereto.
   ---------

(k) "Person" shall mean an individual, corporation, limited liability company,
     ------
partnership, trust, unincorporated association, government, governmental authority and any other entity.

(l) "Rating Agency" shall mean a nationally recognized credit rating agency
     -------------
(including, without limitation, Standard & Poor's Rating Group, Fitch Investors Service, L.P. or Moody's Investors Service, Inc., and their respective successors and assigns).

(m) "Required Disbursement Amounts" shall mean, for any given Disbursement Date,
     -----------------------------
the amounts required to be disbursed under Subsections 5(a) - (d) of this Agreement.

(n) "Reserved Amount" shall mean, for any given Disbursement Date, an amount
     ---------------
determined by PNC Bank to be sufficient to fund the payment of the Required Disbursement Amounts applicable to the next succeeding Disbursement Date.

(o) "Servicer" shall mean any person or entity performing the role of loan
     --------
servicer with respect to the Loan, including PNC Bank so long as it acts in such capacity. Servicer shall also include any person or entity to whom Servicer has delegated any of its obligations or duties with respect to this Agreement or the Loan.

(p) "Tenant Payments" shall mean any and all rents and other payments payable to
     ---------------
Borrower pursuant to any present or future lease, license or similar agreement of any part of the Property.

(q) "Tenants" shall mean any and all persons or entities now or in the future
     -------
possessing any part of the Property pursuant to a lease, license or similar agreement.

2. Monthly Statements. Servicer shall cause Borrower to receive duplicate copies
   ------------------
of all monthly statements of account and records of deposits into and withdrawals from the Lockbox Account received from the applicable Depository Institution.

3. Notices to Tenants; Deposit of Tenant Payments. Borrower will execute and
   ----------------------------------------------
deliver notices to each Tenant (or, at Lender's discretion, to Lender for delivery to such Tenants) as of the closing of the Loan directing such Tenants to (i) make all Tenant Payments payable to Borrower, in care of Servicer, as agent for Lender, and (ii) to deliver such Tenant Payments to the Lockbox Address. These notices shall be in the form annexed hereto as Exhibit A. All
                                                              ---------
future leases, rental invoices and other correspondence from Borrower to any Tenant shall direct that all Tenant Payments be paid as specified herein. The instructions to Tenants to pay all Tenant Payments as specified herein shall be irrevocable unless subsequently modified by Servicer or Lender. Servicer or Lender shall provide written termination of such instructions upon full payment of the Loan.

4. Deposit of Gross Income. So long as any of the Loan remain unpaid, Borrower
   -----------------------
shall immediately deliver any and all Gross Income received by it to the Lockbox Address for deposit into the Lockbox Account. Such obligations of Borrower are in addition to its obligations to ensure that all Tenant Payments are made to the Lockbox Address as provided herein.

5. Monthly Disbursements from the Lockbox Account. So long as no Event of
   ----------------------------------------------
Default exists on the applicable Disbursement Date, Servicer shall disburse the amounts then held in the Lockbox Account in the following order of priority:

(a) First, to reimbursement of any outstanding Lockbox Costs;

(b) Next, the balance, if any, to fund any tax and insurance impound account established pursuant to the Loan Documents;

(c) Next, the balance, if any, to Lender, to the extent of any unpaid reimbursable costs and expenses incurred by Lender on Borrower's behalf or in the enforcement of Lender's rights under the Loan Documents;

(d) Next, the balance, if any, to make the monthly debt service payments and all other payments due under any Loan Document;

(e) Next, the balance, if any, up to the amount of the applicable Reserved Amount for the next succeeding Disbursement Date shall be retained in the Lockbox Account; and

(f) Next, the balance, if any, to Borrower.

6. Lockbox Procedures.
   ------------------

(a) Servicer shall cause all mail addressed and delivered to the Lockbox Account to be removed and inspected. If any such mail is something other than a Tenant Payment or contains any notice or other correspondence from the sender of the Tenant Payment, Servicer shall promptly send such letter, documents, notice or other correspondence to Borrower. So long as Servicer's prior consent is obtained, Tenant Payments may be remitted to Servicer by wire transfer.

(b) Servicer shall cause all Tenant Payments received to be deposited into the Lockbox Account. Servicer shall maintain the Lockbox Account for the benefit of the Lender and all funds deposited therein shall be for the account of Servicer, subject only to the rights of Lender with respect thereto. Servicer, as Lender's agent, shall have sole and exclusive dominion and control over the Lockbox Account, all funds held therein and all proceeds thereof. Borrower shall not have any right thereto or interest therein and shall have no authority to withdraw funds from Lockbox Account. The funds on deposit in Lockbox Account shall be disbursed or applied only as specified in this Agreement.

7. Investment of Funds in the Lockbox Account. Notwithstanding anything to the
   ------------------------------------------
contrary in this Agreement or any Loan Document, the funds in the Lockbox Account shall be invested, at Lender's discretion, in one or more of the Permitted Investments. During any period when no Event of Default exists, any income from the investment of such funds shall be added to and become part of the Lockbox Account. Borrower agrees that all income from the investment of the funds in the Lockbox Account shall be reported for federal and state income tax purposes as Borrower's income. Borrower hereby authorizes Lender and Servicer to provide Borrower's federal taxpayer identification number to any applicable Depository Institution and federal and state agencies to ensure that such investment income is attributed to Borrower for taxation purposes. Borrower agrees that it will promptly take any actions and execute any instruments requested by Servicer or Lender to facilitate the reporting of such income as Borrower's income. Neither Lender nor Servicer shall have any liability to any person for any losses incurred as a result of the investment of any of the funds in the Lockbox Account in Permitted Investments.

8. Lender's Rights With Respect to the Lockbox Account. The funds in the Lockbox
   ---------------------------------------------------
Account shall not, unless otherwise explicitly required by applicable law, be deemed to be trust funds and at Lender's option and in Lender's sole discretion may either be maintained on Lender's behalf by Servicer in a separate account or may be commingled. The powers conferred on Lender and Servicer hereunder with respect to the Lockbox Account are solely for the protection of Lender and entail no responsibility on Lender's or Servicer's part beyond (a) making disbursements in accordance with the terms hereof, and (b) allowing of due credit for the sums actually received. Upon the occurrence of any Event of Default, Lender may, but shall not be obligated to, apply at any time the balance then remaining in the Lockbox Account against the indebtedness secured hereby in whatever order Lender shall subjectively determine. No such application of the funds in the Lockbox Account shall be deemed to cure any default under the Loan Documents and shall be in addition to any other rights and remedies Lender has under the Loan Documents. Upon full payment of all amounts payable by Borrower to Lender in connection with the Loan or at such earlier time as Lender may elect, the balance of the funds then in the Lockbox Account shall be paid over to Borrower and no other party shall have any right or claim thereto.

9. Pledge and Security Interest. As additional security for the payment and
   ----------------------------
performance by Borrower of all duties, responsibilities and obligations hereunder and under the Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, instruments, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a security interest and a valid and perfected first lien in (a) all funds held in the Lockbox Account, (b) the Lockbox Account, (c) all insurance of the Lockbox Account, (d) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (e) all sums now or hereafter therein or represented thereby, (f) all replacements, substitutions or proceeds thereof, (g) all instruments and documents now or hereafter evidencing the funds held in the Lockbox Account or the Lockbox Account, (h) all powers, options, rights, privileges and immunities pertaining to the funds held in the Lockbox Account or the Lockbox Account (including the right to make withdrawal therefrom), and (i) all proceeds of the foregoing. Lender may deliver notice of its interest in the funds held in the Lockbox Account and Lockbox Account at any time to the then applicable Depository Institution, and Lender shall have possession of all passbooks or other evidences of such Lockbox Account. Borrower hereby assumes all risk of loss with respect to amounts on deposit in the Lockbox Account, except to the extent caused by the gross negligence or intentional misconduct of Servicer or Lender. Borrower hereby agrees that the advancement of funds from the Lockbox Account as set forth herein is at Borrower's direction and is not the exercise by Lender of any right of set-off or other remedy upon an Event of Default. Borrower hereby waives all right to withdraw funds from the Lockbox Account, except upon full satisfaction of all amounts owing under the Loan. Borrower agrees to execute and deliver on demand any and all documentation requested by Lender or Servicer to further evidence or perfect such assignment, including, without limitation, Uniform Commercial Code financing statements. Borrower hereby irrevocably constitutes and appoints Lender and Servicer as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be irrevocable and coupled with an interest. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State and upon an Event of Default, Lender may exercise any or all of the remedies available at law or in equity including, without limitation, the remedies specified in this Agreement and the remedies available to a secured party following default as specified in such Uniform Commercial Code. Lender and Borrower hereby acknowledge and agree that Lender has taken all actions necessary to obtain, and Lender now has, a valid and perfected first priority lien on, and security interest in, any funds now or hereafter held in the Lockbox Account.

10. Collection of Tenant Payments. Lender and Servicer shall not have any
    -----------------------------
obligation to collect any Tenant Payments not received in the Lockbox Account or to collect on any payments received in the Lockbox Account but which subsequently are found to be uncollectible funds. Borrower shall have the responsibility to collect any Tenant Payments not received or received but which are uncollectible.

11. Lockbox Costs. All Lockbox Costs shall be paid by Borrower. Borrower
    -------------
authorizes and instructs Servicer to disburse to Lender or Servicer any such Lockbox Costs on a monthly basis from the Lockbox Account.

12. Shortages in Funds. In the event the funds in the Lockbox Account available
    ------------------
for disbursement on any Disbursement Date are not sufficient to pay the then applicable Required Disbursement Amounts and Reserved Amount, Borrower shall immediately deposit with Servicer the amount necessary to pay such Required Disbursement Amounts and Reserved Amount, and any Late Charges or other amounts owed under the Loan Documents.

13. Late Deposits. Any amounts received by Servicer for deposit into the Lockbox
    -------------
Account which have not been collected by the business day preceding a Disbursement Date shall not be considered received until the next Disbursement Date and Servicer shall have no obligation to disburse such amounts until such following scheduled Disbursement Date.

14. Endorsement of Tenant Payments. Borrower hereby authorizes and instructs
    ------------------------------
Servicer to endorse all Tenant Payments received and to deposit the same in the Lockbox Account to hold and apply such payment as provided herein. Said authorization from Borrower is coupled with an interest and is irrevocable.

15. Indemnity. Borrower hereby indemnifies and holds harmless Lender and
    ---------
Servicer against all claims, losses, costs, damages and expenses (including attorney fees) which Lender or Servicer may incur arising from any breach of this Agreement by Borrower, any action taken by Servicer or Lender hereunder, and/or any all claims and demands asserted against Servicer or Lender arising out of this Agreement; excepting, however, their willful misconduct or gross negligence. The amount of any such claims, losses, costs, damages and expenses, with interest thereon at the Default Rate (as defined in the Note), shall be payable by Borrower immediately upon demand and, if not so paid, may be reimbursed by withdrawal from the Lockbox Account.

16. Disbursement of Disputed Funds. In the event any adverse claims are made on
    ------------------------------
the funds in the Lockbox Account, then, at Servicer's option, (a) Servicer shall not deliver the funds in the Lockbox Account to any person, shall refuse to comply with any claims or demands on it and shall continue to hold the funds in the Lockbox Account until, (i) Servicer, Lender, Borrower and any other person who may have asserted a claim upon the funds in the Lockbox Account shall agree in writing to a delivery of the funds in the Lockbox Account, in which event Servicer shall then deliver the funds in the Lockbox Account in accordance with such written agreement, or (ii) Servicer receives a certified copy of a final and nonappealable judgment or order of a court of competent jurisdiction directing the delivery of the funds in the Lockbox Account, in which event Servicer shall then deliver the funds in the Lockbox Account in accordance with such judgment or order, or (b) if Servicer shall receive a written notice advising that litigation over entitlement to the funds in the Lockbox Account has been commenced, Servicer may deposit the funds in the Lockbox Account with the Clerk of the Court in which such litigation is pending, or (c) Servicer may take affirmative steps to (i) substitute for itself an impartial party reasonably satisfactory to Servicer, Lender and Borrower, (ii) deposit the funds in the Lockbox Account with a court of competent jurisdiction, or (iii) commence an action for interpleader, the costs thereof to be borne by Borrower. The provisions of this Section shall not apply to any dispute between Borrower and Lender or Servicer.

17. Limitation of Liability.
    -----------------------

(a) Neither Servicer nor Lender shall have liability to any person based upon their errors in judgment, performance of their duties under this Agreement, any claimed failure to perform their duties hereunder, any action taken or omitted in good faith or any mistake of fact or law; excepting, however, their willful misconduct or gross negligence. Servicer and Lender shall be automatically released from all obligations, responsibility and liability hereunder upon the disbursement, delivery or deposit of the funds in the Lockbox Account in accordance with this Agreement.

(b) The duties of Servicer under this Agreement are purely ministerial. It is expressly understood that Servicer acts as a stakeholder for Borrower and is not responsible or liable in any manner whatsoever related to any signature, notice, request, waiver, consent, receipt or other document or instrument pursuant to which Servicer may act, including, without limitation, terms and conditions, sufficiency, correctness, genuineness, validity, form of execution, or the identity, authority or right of any person executing or depositing the same.

(c) Neither Servicer nor Lender shall be responsible for taking any necessary steps to preserve rights against other parties with respect to the funds in the Lockbox Account, the collection of any such funds, or the validity or sufficiency of any cash, instruments, wire transfer or any other property delivered to them hereunder, or for the value or collectibility of any check or other instrument so delivered or for any representation made or obligations assumed by Borrower or any other party to the Loan Documents. Nothing herein contained shall be deemed to obligate Servicer or Lender to deliver any cash or any other funds or property referred to herein, unless the same shall have first been received by Servicer or Lender pursuant to this Agreement.

(d) In no event whatsoever shall Servicer be liable for any losses related to the funds in the Lockbox Account resulting from an investment of such funds made in accordance with the terms hereof.

(e) Upon assignment of the Loan and the Loan Documents by Lender, any funds then in the Lockbox Account shall be turned over to the assignee and all responsibility of Lender and Servicer with respect thereto shall be terminated.

18. Power of Attorney. Borrower hereby irrevocably constitutes and appoints
    -----------------
Servicer, as Lender's agent, as its attorney-in-fact, with full power of substitution and transfer, to demand and receive any and all proceeds of the Lockbox Account. The power of attorney hereby granted shall be coupled with an interest and shall be irrevocable until repayment of the Loan in full.

19. Notices. Any notice, consent, request or other communication required or
    -------
permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

20. Governing Law. This Agreement shall be governed by and construed in
    -------------
accordance with the laws of the State.

21. Binding Agreement. This Agreement is freely assignable by Lender, its
    -----------------
successors, endorsees and assigns, and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any assignee of the Loan Documents; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment by Borrower of any of Borrower's rights or obligations hereunder, or
(b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto except for assignees of the Loan Documents. Lender may, in its sole and absolute discretion, replace Servicer and the duties imposed upon Servicer hereunder with one or more substitute servicers.

22. Captions. The captions, headings and arrangements used in this Agreement are
    --------
for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

23. Rule of Construction. The parties acknowledge that each party and its
    --------------------
counsel have reviewed and have had input in the drafting of this Agreement, and the parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

24. No Third Party Beneficiaries. No person not a party to this Agreement shall
    ----------------------------
have any third party beneficiary claim or other right hereunder or with respect hereto.

25. Amendment. This Agreement may not be modified, amended, waived, extended,
    ---------
changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

26. Counterparts. This Agreement may be executed in any number of counterparts,
    ------------
each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same Agreement.

27. Termination. This Agreement may be terminated by Lender at any time upon
    -----------
thirty (30) days prior notice to Servicer and Borrower.

28. Remedies Not Exclusive. Lender's rights and remedies under this Agreement
    ----------------------
are cumulative and in addition to every other right or remedy now or hereafter existing under any Loan Document, at law or in equity. No delay or omission of Lender to exercise any of its rights or powers shall impair or be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other remedy Lender may have.

29. Additional Terms and Provisions. Certain additional and supplemental terms
    -------------------------------
and provisions of this Agreement are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Agreement.

(a) Monthly Disbursements from the Lockbox Account. Paragraph 5(e) and 5(f) are
    ----------------------------------------------
amended to read as follows:

              "(e) Next, the balance, if any, to Borrower to pay operating and management expenses applicable to the Property reasonably approved by Lender;

              (f) Next, the balance, if any, to the escrow account held by PNC Bank, National Association, or its successors and assigns pursuant to the Blackboard Campuswide Escrow Agreement (the "Blackboard
                                                                  ----------
              Escrow") executed by Borrower contemporaneously herewith."
              ------

(b) Lockbox Trigger. No notice to tenants or any deposits to the Lockbox Account
    ---------------
will be required until the occurrence of a Triggering Event (hereinafter defined). From and after the occurrence of a Triggering Event, Borrower shall deliver the required notice to tenants and make all required deposits to the Lockbox Account until such time as leases satisfying the terms of the Blackboard Escrow or the Assignment of Leases and Rents executed by Borrower contemporaneously herewith are in effect with respect to: (i) all of the Blackboard Campuswide Space (as defined in the Blackboard Escrow); or (ii) at least 84% of the entire Property, whichever shall first occur. It is acknowledged that more than one Triggering Event may occur during the term of the Loan. The term "Triggering Event" shall mean Borrower's failure to provide
                    ----------------
Lender, on or before at least nine months prior to the expiration of the Blackboard Original Term (hereinafter defined) or any extension or renewal term, with acceptable evidence that Blackboard Campuswide Inc., a tenant at the Property, has exercised its option to extend the original term of its lease (the "Blackboard Original Term").
 ------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year set forth above.

                                "Borrower"

                                DEER VALLEY FINANCIAL CENTER, LLC,
                                an Arizona limited liability company

                                By:     Hannay Investment Properties, Inc.,
                                        an Arizona corporation
                                        Its Manager


                                        By: /s/ R. Craig Hannay
                                            --------------------------------
                                            R. Craig Hannay, President

                                Taxpayer ID No. 20-0115681

                                "Borrower"

                                HUNTINGTON COMPANY, L.L.C.,
                                an Arizona limited liability company

                                By:     Hannay Investment Properties, Inc.,
                                        an Arizona corporation
                                        Its Manager


                                        By: /s/ R. Craig Hannay
                                            --------------------------------
                                            R. Craig Hannay, President

                                Taxpayer ID No. 86-0723187


                                "Borrower"

                                GENEVA COMPANY, L.L.C.,
                                an Arizona limited liability company

                                By:     Hannay Investment Properties, Inc.,
                                        an Arizona corporation
                                        Its Manager


                                        By: /s/ R. Craig Hannay
                                            --------------------------------
                                            R. Craig Hannay, President

                                Taxpayer ID No. 86-0733848


                                "Borrower"

                                METZGER DEER VALLEY, LLC,
                                a Delaware limited liability company

                                By:     Metzger Family of Saratoga, LLC,
                                        a New York limited liability company
                                        Its sole Member


                                        By: /s/ Irving L. Metzger
                                            --------------------------------
                                            Irving L. Metzger, Managing Member

                                Taxpayer ID No. 77-0608616

                                PNC BANK:

                                PNC BANK, NATIONAL ASSOCIATION


                                By: /s/ Jeannette Butler
                                        ---------------------------------------
                                        Jeannette Butler, Vice-President

                                   SCHEDULE 1
           INITIAL LOCKBOX ADDRESS AND INITIAL DEPOSITORY INSTITUTION
           ----------------------------------------------------------


1. Lockbox Address:

To be provided

2. Name and address of initial Depository Institution:

To be provided

                                    EXHIBIT A
                              FORM OF TENANT LETTER
                              ---------------------


_________________,______


________________________
________________________
________________________


Dear Tenant:

To facilitate the processing of income and expenses, we have entered into certain cash management arrangements with our lender. In accordance therewith, you are hereby directed to remit all payments, as and when they become due under your lease, to the following address:

__________________________
__________________________
__________________________



Payment of rent and all other amounts which are due under your lease, in accordance with this letter shall constitute payment as required under your lease. To ensure proper credit, checks should be made payable to PNC Bank, National Association as agent for Niksar North, Inc. and Niksar North Pads, Inc., should reference Loan No. 94-0927472, and should be mailed to the address stated above, on or before the due dates provided in your lease. You shall also accompany all payments with an affidavit certifying that the months for which rent is being paid or other changes relating thereto, and certifying that such information is true and correct. This payment direction is irrevocable except by notice from PNC Bank, National Association or its assigns.

                                    EXHIBIT B
                              PERMITTED INVESTMENTS
                              ---------------------

         The following obligations or securities are each a "Permitted Investment" if they have, at the time of purchase, the required ratings, if any, provided for below:

(a) Direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

(c) Direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System;

(d) Demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to Lender;

(e) Commercial or finance company paper that is rated by two or more Rating Agencies acceptable to Lender in their highest short-term unsecured rating category at the time of such investment and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two or more Rating Agencies acceptable to Lender in one of their two highest long-term unsecured rating categories;

(f) Repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to Lender;

(g) Units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States and repurchase agreements using full faith and credit issues as collateral and are rated in the highest rating category available by a Rating Agency acceptable to Lender.

                                                             Loan No. 94-0950186

                     BLACKBOARD CAMPUSWIDE ESCROW AGREEMENT
                     --------------------------------------

         THIS BLACKBOARD CAMPUSWIDE ESCROW AGREEMENT (the "Agreement") is made
                                                           ---------
as of September 18, 2003 between PNC Bank, National Association, in its capacities as lender and escrow agent ("PNC Bank"), and Deer Valley Financial
                                        --------
Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower").
                       --------

                                    RECITALS
                                    --------

         A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to PNC Bank
                                                          ----
                  evidencing PNC Bank's loan to Borrower in the amount of $11,625,000.00 (the "Loan").
                                       ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note) encumbering certain property (the "Property") located in Maricopa County, Arizona
                                 --------
                  (the "State"); and (ii) the Other Security Documents (as
                        -----
                  defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                   --------------

         C. As a condition to making the Loan, PNC Bank has required that Borrower deposit the Escrow Funds (hereinafter defined) with PNC Bank pursuant and subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Escrow. This Agreement shall be effective at all times during the term
         ------
         of the Loan whether or not there are Escrow Funds held by PNC Bank hereunder. It is intended that Borrower will deposit: (a) all disbursements from the Lockbox Account (as defined in the Security Agreement and Lockbox Agreement executed by Borrower contemporaneously herewith); and (b) all proceeds from any draw of the Letter of Credit (as defined in the Security Agreement for Letter of Credit executed by Borrower contemporaneously herewith); with PNC Bank to provide for the payment of future customary and reasonable third party tenant improvement costs and expenses actually incurred by Borrower and customary and reasonable leasing commissions paid to an Independent Leasing Agent, all in connection with any Renewal Lease (the "Leasing
                                                                       -------
         Matters"). An "Independent Leasing Agent" is a management or brokerage
         -------        -------------------------
         company or other entity not owned or controlled, directly or indirectly, by Borrower; provided, however, that Hannay Investment Properties is deemed an Independent Leasing Agent for purposes of receiving up to a 2% commission on a Renewal Lease. A "Renewal Lease"
                                                                -------------
         is any lease that is a renewal of or a replacement for any or all of the Property that was included in the lease of Blackboard Campuswide, Inc. in effect as of the closing of the Loan or at any time thereafter (the "Blackboard Campuswide Space"). Each Renewal Lease must be: (a)
               ---------------------------
         for any lease of 3,500 square feet or more, with a tenant approved by PNC Bank in its reasonable discretion, which approval shall not be unreasonably withheld or delayed (PNC Bank agreeing that it shall be deemed to have approved a tenant if it has not responded to Borrower's request for such approval within 15 days after its receipt of Borrower's request for such approval); (b) for a term long enough to not cause the average lease term of all leases affecting the Property to be less than three (3) years; and (c) contain terms such that the then applicable debt service coverage ratio for the Loan, as determined by PNC Bank in its sole discretion, equals or exceeds 1.3x to 1.

2.       Deposit of Escrow Funds. All amounts held by PNC Bank at any time in
         -----------------------
         escrow pursuant to this Agreement are the "Escrow Funds". Immediately
                                                    ------------
         upon its receipt of any disbursements from the Lockbox Account, Borrower shall deposit the same with PNC Bank, to be held in escrow by PNC Bank according to the terms of this Agreement. The Escrow Funds shall be disbursed or applied only as specified in this Agreement.

3.       Escrow Account. PNC Bank agrees to hold all Escrow Funds in an Eligible
         --------------
         Account (hereinafter defined) selected by PNC Bank from time to time in the exercise of its sole discretion (the "Escrow Account"). No earnings
                                                   --------------
         or interest on the Escrow Funds shall be payable to Borrower. The Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. The Escrow Account shall be held in the name of PNC Bank and shall be within its sole and exclusive control, and all funds deposited in the Escrow Account shall be for the account of PNC Bank. Except as provided herein, Borrower shall have no right to or interest in the Escrow Funds or Escrow Account and shall have no authority to withdraw Escrow Funds from the Escrow Account. An "Eligible Account" shall mean either (a) an account maintained with a
          ----------------
         depository institution or trust company, the long term unsecured debt obligations of which are rated in one of the three highest rating categories by any Rating Agency (hereinafter defined) acceptable to PNC Bank at the time of any deposit therein or (b) a trust account maintained with a federally or state-chartered depository institution or trust company acting in its fiduciary capacity, subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R.
         Section 9.10(b). The term "Rating Agency" shall mean a nationally
                                    -------------
         recognized credit rating agency (including, without limitation, Standard and Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch ICBA, Inc., and their respective successors and assigns).

4.       Permitted Investments. PNC Bank may direct the depository institution
         ---------------------
         maintaining the Escrow Account to invest the Escrow Funds in one or more of the following obligations or securities (each a "Permitted
                                                                  ---------
         Investment") having, at the time of purchase, the required ratings, if
         ----------
         any, provided for below:

(a) Direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

(b) Direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System;

(c) Demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

(d) Commercial or finance company paper that is rated by two or more Rating Agencies acceptable to PNC Bank in their highest short-term unsecured rating category at the time of such investment and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two or more Rating Agencies in one of their two highest long-term unsecured rating categories;

(e)      Repurchase obligations with respect to any security described in clause
         (a) or (b) above entered into with a bank or trust company, savings and loan association or savings bank, provided that the short-term unsecured debt obligations of such depository institution or trust company must have the highest rating available for such securities by two or more Rating Agencies acceptable to PNC Bank;

(f) Units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States and repurchase agreements using full faith and credit issues as collateral and are rated in the highest rating category available by a Rating Agency acceptable to PNC Bank.

5.       Pledge and Security Interest. As additional security for the payment
         ----------------------------
         and performance by Borrower of all duties, responsibilities and obligations hereunder and under the Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto PNC Bank, and hereby grants to PNC Bank a security interest and a valid and perfected first lien in (a) the Escrow Funds, (b) the Escrow Account,
         (c) all insurance of the Escrow Account, (d) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (e) all sums now or hereafter therein or represented thereby,
         (f) all replacements, substitutions or proceeds thereof, (g) all instruments and documents now or hereafter evidencing the Escrow Funds or the Escrow Account, (h) all powers, options, rights, privileges and immunities pertaining to the Escrow Funds or the Escrow Account (including the right to make withdrawal therefrom), and (i) all proceeds of the foregoing. PNC Bank may deliver notice of its interest in the Escrow Funds and Escrow Account at any time to the financial institution wherein the Escrow Account has been established, and PNC Bank shall have possession of all passbooks or other evidences of such Escrow Account. Borrower hereby assumes all risk of loss with respect to amounts on deposit in the Escrow Account, except to the extent caused by the gross negligence or intentional misconduct of PNC Bank. Borrower hereby agrees that the advancement of Escrow Funds from the Escrow Account as set forth herein is at Borrower's direction and is not the exercise by PNC Bank of any right of set-off or other remedy upon an Event of Default (as defined in the Loan Documents). Borrower hereby waives all right to withdraw Escrow Funds from the Escrow Account, except upon full satisfaction of all amounts owing under the Loan. Borrower agrees to execute and deliver on demand any and all documentation requested by PNC Bank to further evidence or perfect such assignment, including, without limitation, Uniform Commercial Code financing statements. Borrower hereby irrevocably constitutes and appoints PNC Bank as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation. The power of attorney hereby granted shall be irrevocable and coupled with an interest. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State and upon an Event of Default, PNC Bank may exercise any or all of the remedies available at law or in equity including, without limitation, the remedies specified in this Agreement and the remedies available to a secured party following default as specified in such Uniform Commercial Code. PNC Bank and Borrower hereby acknowledge and agree that PNC Bank has a valid and perfected first priority lien on, and security interest in, any Escrow Funds now or hereafter held in the Escrow Account.

6.       Disbursement of Escrow Funds to Borrower. PNC Bank shall disburse all
         ----------------------------------------
         or part of the Escrow Funds to Borrower as provided herein upon satisfaction of the following terms and conditions:

(a) Borrower has delivered to PNC Bank an affidavit, in form satisfactory to PNC Bank, specifying the amount of the requested disbursement, and:

(i) With respect to a requested disbursement for tenant improvements related to a Renewal Lease, certifying that work on such tenant improvements included in the disbursement request have been completed and that all costs in connection therewith have been paid, or will be paid with the requested funds, and that Borrower has reimbursed, or will reimburse with the requested funds, the related tenant for any amounts paid by such tenant for such improvements. Simultaneously with submitting such affidavit, Borrower shall also submit: (1) lien waivers from the general contractor, any subcontractors and all materialmen and suppliers showing that they have been paid for all work and that no liens are claimed; and (2) if the requested disbursement include the final work required to any space covered by a Renewal Lease, (A) a written confirmation from the related tenant that it has accepted the space and the improvements made and has been paid all amounts, including any credits against rent, owed it by reason of such improvements; (B) a certified copy of the fully executed lease of the related tenant; and (C) if required by PNC Bank, an estoppel certificate and a subordination, non-disturbance and attornment agreement from the related tenant in form and content acceptable to PNC Bank.

(ii) With respect to a requested disbursement for any leasing commissions related to a Renewal Lease, certifying that Borrower has entered into an arms-length Renewal Lease which satisfies the requirements set forth herein and that in connection with such Renewal Lease, Borrower has paid, or will pay with the requested funds, a leasing commission to an Independent Leasing Agent. Simultaneously with submitting such affidavit, Borrower shall also submit written verification from the related tenant that the Renewal Lease has been executed and from the related Independent Leasing Agent that the applicable leasing commission has been paid, or will be paid with the requested funds.

(b) Borrower has delivered to PNC Bank, at Borrower's cost: (i) copies of building permits, any Certificate of Occupancy or any other certificates required and issued by governmental authorities in connection with any work performed for which reimbursement is being sought under this Agreement; and (ii) if required by PNC Bank, an endorsement to PNC Bank's loan policy of title insurance obtained in connection with the Loan, insuring PNC Bank against any mechanic's liens in connection with such work.

(c) Borrower has delivered to PNC Bank such other documents as PNC Bank shall reasonably require to confirm the satisfaction of the conditions contained herein and the completion of the work performed for which reimbursement is being sought under this Agreement.

(d) All disbursements requested by Borrower shall be at least $5,000 and no requests for disbursements shall be made more often than once during any calendar month.

(e) No Event of Default exists as of the date of Borrower's request for a disbursement or the actual date of such a disbursement.

(f) PNC Bank shall have the right, but not the obligation, at Borrower's cost and expense, to inspect the Property and/or to have the documentation regarding the Leasing Matters reviewed to verify that the Leasing Matters for which reimbursement is being sought have been completed in a good and workmanlike manner and are otherwise acceptable to PNC Bank.

(g) Within 15 days after Borrower submits to PNC Bank a request for a disbursement, the related supporting documentation and the required Disbursement Fee (hereinafter defined), PNC Bank shall either (a) advise Borrower of any additional information needed to satisfy the requirements hereof for the requested disbursement; or (b) shall disburse the requested disbursement amount to Borrower. PNC Bank shall have no obligation to disburse Escrow Funds to Borrower until all disbursement requirements herein have been satisfied.

(h) Notwithstanding anything to the contrary herein, PNC Bank shall have the right to make the disbursement jointly payable to Borrower and the person or entity being paid. In the event of such a joint disbursement, Borrower shall not be required to have paid for such work prior to requesting the reimbursement, but Borrower shall be required to have satisfied all the other conditions of this Agreement for such disbursement.

7.       Disbursement Fees. Borrower shall pay PNC Bank a nonrefundable fee
         -----------------
         (each, a "Disbursement Fee") as a condition to each disbursement under
                   ----------------
         this Agreement as compensation for PNC Bank's review, analysis and processing of such disbursement. The Disbursement Fee shall be $150.00 for each requested disbursement.

8.       Default by Borrower. Any failure of Borrower to comply with the terms
         -------------------
         of this Agreement or any other Loan Document shall be an Event of Default, and shall entitle PNC Bank to pursue any and all remedies available to it pursuant to this Agreement, any other Loan Document, at law or in equity. Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default, PNC Bank shall have the right, but not the obligation, without notice or demand on
         Borrower: (a) to withdraw any or all of the Escrow Funds and to disburse and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorney fees, costs and expenses) to the obligations of Borrower hereunder or under any Loan Document in such manner as PNC Bank shall deem appropriate in its sole discretion; (b) to complete any such acts, in the Borrower's stead, in such manner and to the extent PNC Bank deems necessary to fulfill the purpose of this Agreement; (c) to exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code; and (d) to exercise any other remedies available at law or in equity. No such use or application of the Escrow Funds shall be deemed to cure any Event of Default. Any disbursement made by PNC Bank shall continue to be part of the Loan and secured by the Loan Documents. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursement by PNC Bank and all such disbursements shall satisfy the obligation of PNC Bank hereunder and shall be secured by the Loan Documents as fully as if made directly to Borrower.

9.       Indemnity. Borrower represents and warrants to PNC Bank that as of the
         ---------
         date hereof, complete and final payment has been made for all construction, repairs or new improvements made to the Property and there are no liens or outstanding claims for which a lien could be recorded against the Property. Borrower hereby indemnifies and holds PNC Bank harmless against all claims, losses, costs, damages and expenses (including attorney fees), which PNC Bank may incur arising from the inaccuracy of the foregoing representation and warranty, any breach by Borrower of this Agreement, any action taken by PNC Bank hereunder and/or any and all claims and demands asserted against PNC Bank arising out of this Agreement; excepting, however, those based upon its willful misconduct or gross negligence. The amount of any such claims, losses, costs, damages and expenses, with interest thereon at the Default Rate (as defined in the Note), shall be payable by the Borrower immediately upon demand and, if not so paid, may be reimbursed by withdrawal from the Escrow Account.

10.      Disbursement of Disputed Escrow Funds. In the event any adverse claims
         -------------------------------------
         are made upon the Escrow Funds, then, at PNC Bank's option: (a) PNC Bank shall not deliver the Escrow Funds to any person, shall refuse to comply with any claims on it and shall continue to hold the Escrow Funds until (i) PNC Bank, Borrower and any other person who may have asserted a claim upon the Escrow Funds shall agree in writing to a delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such written agreement, or
         (ii) PNC Bank receives a certified copy of a final and nonappealable judgment or order of a court of competent jurisdiction directing the delivery of the Escrow Funds, in which event PNC Bank shall then deliver the Escrow Funds in accordance with such judgment or order; or
         (b) if PNC Bank shall receive a written notice advising that litigation over the Escrow Funds has been commenced, PNC Bank may deposit the Escrow Funds with the Clerk of the Court in which such litigation is pending; or (c) PNC Bank may take affirmative steps (i) to substitute for itself an impartial party reasonably satisfactory to PNC Bank and Borrower, (ii) to deposit the Escrow Funds with a court of competent jurisdiction, or (iii) to commence an action for interpleader, the costs thereof to be borne by Borrower. The provisions of this Section shall not apply to any dispute between Borrower and PNC Bank.

11.      Limitation of Liability of PNC Bank.
         -----------------------------------

(a) PNC Bank shall have no liability to any person based upon its errors in judgment, its performance of its duties under this Agreement, any claimed failure to perform its duties hereunder, any action taken or omitted in good faith or any mistake of fact or law; provided that PNC Bank shall be liable for damages arising out of its gross negligence or intentional misconduct. PNC Bank shall be automatically released from all obligation and liability hereunder upon its disbursement, delivery or deposit of the Escrow Funds in accordance with the provisions of this Agreement.

(b) The duties of PNC Bank in its capacity as escrow agent hereunder are purely ministerial. In such capacity, PNC Bank is acting as a stakeholder for the accommodation of Borrower and is not responsible or liable in any manner whatsoever related to any signature, notice, request, waiver, consent, receipt or other document or instrument pursuant to which PNC Bank may act, including, without limitation, terms and conditions, sufficiency, correctness, genuineness, validity, form of execution, or the identity, authority or right of any person executing or depositing the same.

(c) PNC Bank shall not be responsible for the validity or sufficiency of any cash, instruments, wire transfer or any other property delivered to it hereunder, for the value or collectibility of any check or other instrument so delivered or for any representation made or obligations assumed by Borrower or any other party to the Loan Documents. Nothing herein contained shall be deemed to obligate PNC Bank to deliver any cash or any other funds or property referred to herein, unless the same shall have first been received by PNC Bank pursuant to this Agreement.

(d) In no event whatsoever shall PNC Bank be liable for any losses related to the Escrow Funds resulting from an investment of Escrow Funds made in accordance with the terms hereof.

(e) Upon the assignment of the Loan and the Loan Documents by PNC Bank, any Escrow Funds then held by PNC Bank shall be turned over to the assignee and all responsibility of PNC Bank with respect thereto shall be terminated.

12.      Assignment. Borrower hereby collaterally assigns to PNC Bank, as
         ----------
         additional security for the Loan, its rights under any contract entered into by Borrower related to any matters for which reimbursement could be sought by Borrower under this Agreement. Any such contract shall provide that PNC Bank shall have the right to require performance of such contract but shall have no liability for any amounts owed by Borrower and incurred prior to the date PNC Bank exercises its rights herein provided to require performance.

13.      Notices. Any notice, consent, request or other communication required
         -------
         or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

14.      Governing Law. The terms and provisions hereof shall be governed by and
         -------------
         construed in accordance with the laws of the State.

15.      Binding Agreement. This Agreement is freely assignable by PNC Bank, its
         -----------------
         successors, endorsees and assigns, and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any assignee of the Note or any of the other Loan Documents; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment by Borrower of any of Borrower's rights or obligations hereunder, or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto except for assignees of the Note or any of the other Loan Documents.

16.      Captions. The captions, headings and arrangements used in this
         --------
         Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

17.      Rules of Construction. The parties acknowledge that each party and its
         ---------------------
         counsel have reviewed and have had input in the drafting of this Agreement. The parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. For purposes of this Agreement the word "person" shall include an individual, corporation, limited liability company, limited liability partnership, limited partnership, partnership, trust, unincorporated association, government, governmental authority and any other entity.

18.      No Third Party Beneficiaries. No person not a party to this Agreement
         ----------------------------
         shall have any third party beneficiary claim or other right hereunder or with respect hereto.

19.      Amendment. This Agreement may not be modified, amended, waived,
         ---------
         extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or PNC Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

20.      Counterparts. This Agreement may be executed in any number of
         ------------
         counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same Agreement.

21.      Disposition of Escrow Funds on Repayment of Loan. At such time as the
         ------------------------------------------------
         "Debt" (as defined in the Security Instrument), is paid in full, PNC Bank shall return any funds then on deposit in the Escrow Account to Borrower.

22.      Remedies Not Exclusive. PNC Bank's rights and remedies under this
         ----------------------
         Agreement are cumulative and in addition to every other right or remedy now or hereafter existing under any Loan Document, at law or in equity. No delay or omission of PNC Bank to exercise any of its rights or powers shall impair or be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other remedy PNC Bank may have.

23.      Final Disbursement. In the absence of a then existing Event of Default,
         ------------------
         PNC Bank will disburse to Borrower the remaining amount of any Escrow Funds then held by it hereunder when leases satisfying the terms of this Agreement or the Assignment of Leases and Rents executed by Borrower contemporaneously herewith are in effect with respect to: (i) all of the Blackboard Campuswide Space; or (ii) at least 84% of the entire Property, whichever shall first occur.

24.      Investment Income. PNC Bank agrees that during any period when no Event
         -----------------
         of Default exists, any income from the investment of the Escrow Funds shall be added to and become part of the Escrow Account; provided, however, that PNC Bank does not warrant or guarantee any rate of return on the Escrow Funds and the provisions of this Agreement relating to PNC Bank's liability for the investment of the Escrow Funds remain in full force and effect. Notwithstanding the foregoing, the Escrow Funds shall not constitute a trust fund and may be commingled with other monies held by PNC Bank. Borrower agrees that its federal taxpayer identification number shall be used to create the Escrow Account, all income from the investment of the Escrow Funds shall be reported for federal and state income tax purposes as Borrower's income and Borrower shall be fully liable for all taxes applicable to the Escrow Funds. Borrower hereby authorizes PNC Bank to provide Borrower's federal taxpayer identification number to any applicable depository institution and federal and state agencies to ensure that such income is attributed to Borrower for taxation purposes. Borrower agrees that it will promptly take any actions and execute any instruments requested by PNC Bank to facilitate the reporting of such income as Borrower's income.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year set forth above.

                                 "Borrower"

                                 DEER VALLEY FINANCIAL CENTER, LLC,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 20-0115681


                                 "Borrower"

                                 HUNTINGTON COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 86-0723187

                                 "Borrower"

                                 GENEVA COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 86-0733848


                                 "Borrower"

                                 METZGER DEER VALLEY, LLC,
                                 a Delaware limited liability company

                                 By:     Metzger Family of Saratoga, LLC,
                                         a New York limited liability company
                                         Its sole Member


                                         By: /s/ Irving L. Metzger
                                             --------------------------------
                                             Irving L. Metzger, Managing Member

                                 Taxpayer ID No. 77-0608616


                                 PNC BANK:

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:     /s/ Jeannette Butler
                                         ------------------------------------
                                         Jeannette Butler, Vice-President

                                                             Loan No. 94-0950186


                     SECURITY AGREEMENT FOR LETTER OF CREDIT
                     ---------------------------------------

         THIS SECURITY AGREEMENT FOR LETTER OF CREDIT (the "Agreement") is made
                                                            ---------
as of September 18, 2003 between PNC Bank, National Association, in its capacities as lender and escrow agent ("PNC Bank), and Deer Valley Financial
                                        --------
Center, LLC, an Arizona limited liability company, Huntington Company, L.L.C., an Arizona limited liability company, Geneva Company, L.L.C., an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively "Borrower").
                       --------

                                    RECITALS
                                    --------

         A. Contemporaneously with this Agreement, Borrower has executed and delivered its Promissory Note (the "Note") to PNC Bank
                                                          ----
                  evidencing PNC Bank's loan to Borrower in the amount of $11,625,000 (the "Loan").
                                    ----

         B. The Note is secured by, among other security: (i) the Security Instrument (as defined in the Note) encumbering certain property (the "Property") located in Maricopa County, Arizona
                                 --------
                  (the "State"); and (ii) the Other Security Documents (as
                        -----
                  defined in the Security Instrument). The Note, the Security Instrument and the Other Security Documents are hereinafter collectively referred to as the "Loan Documents".
                                                   --------------

         C. Blackboard Campuswide, Inc., a Delaware corporation ("Blackboard") and Borrower are the parties to a lease (the
                    ----------
                  "Blackboard Lease") dated June 1, 2001 with respect to a
                   ----------------
                  portion of the Property. Pursuant to the Blackboard Lease, Blackboard has provided a security deposit in the form of a letter of credit (together with any subsequent amendments thereto, or renewals, extensions or replacements thereof, the "Letter of Credit") in the amount of $500,000.00, a copy of
                   ----------------
                  which is attached hereto as Exhibit A and made a part hereof.
                                              ---------

         D. As a condition to making the Loan, PNC Bank has required that Borrower enter into this Agreement to (i) grant Lender an assignment of the proceeds of the Letter of Credit, (ii) create and perfect a security interest in the proceeds of the Letter of Credit, (iii) agree that the Letter of Credit shall be held by PNC Bank pursuant and subject to the terms of this Agreement, and (iv) agree that any proceeds from a draw of the Letter of Credit shall be held by PNC Bank pursuant and subject to the terms of the Blackboard Campuswide Escrow Agreement (the "Blackboard Escrow Agreement") executed by
                                  ---------------------------
                  Borrower contemporaneously herewith.

         E. Each right and obligation of PNC Bank pursuant to this Agreement shall also mean and include any loan servicer acting on behalf of PNC Bank, or its successors and assigns, with respect to this Agreement or the Loan.

         NOW, THEREFORE, in consideration of the premises and the due performance of the commitments and agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Pledge and Security Interest. As additional security for the payment
         ----------------------------
         and performance by Borrower of all duties, responsibilities and obligations hereunder and under the Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto PNC Bank, and hereby grants to PNC Bank a security interest and a valid and perfected first lien in the Letter of Credit and all proceeds of a draw thereon. The foregoing is in addition to any and all security interests and liens granted PNC Bank pursuant to the Loan Documents, including, without limitation, pursuant to the Blackboard Escrow Agreement. Borrower agrees to execute and deliver on demand any and all documentation requested by PNC Bank to further evidence or perfect such assignment, including, without limitation, Uniform Commercial Code financing statements. Borrower hereby irrevocably constitutes and appoints PNC Bank as its attorney-in-fact, with full power of substitution and transfer, to execute and deliver any and all such documentation and, at PNC Bank's option, to perform all acts and execute all documents necessary to draw on the Letter of Credit. The power of attorney hereby granted shall be irrevocable and coupled with an interest. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code as enacted in the State and upon any default hereunder or under any of the Loan Documents (an "Event of
                                                                   --------
         Default"), PNC Bank may exercise any or all of the remedies available
         -------
         at law or in equity including, without limitation, the remedies specified in this Agreement and the remedies available to a secured party following default as specified in such Uniform Commercial Code. PNC Bank and Borrower hereby acknowledge and agree that PNC Bank has a valid and perfected first priority lien on, and security interest in, valid and perfected first priority lien on and security interest in the Letter of Credit and all proceeds of a draw thereon.

2.       Terms of Letter of Credit. The Letter of Credit shall be subject to the
         -------------------------
         following terms and conditions:

(a) The Letter of Credit must be in form and substance acceptable to PNC Bank and issued by an institution (the "Issuer") acceptable to PNC
                                                 ------
         Bank. PNC Bank agrees that the form of the original Letter of Credit, revised to reflect PNC Bank as beneficiary, and further revised as set forth in the documents (the "LOC Amendments") attached hereto as
                                      --------------
         Exhibit B will be acceptable to PNC Bank. The term "Letter of Credit"
         ---------                                           ----------------
         shall mean the original Letter of Credit and any subsequent amendments thereto, or renewals, extensions or replacements thereof.

(b) The Letter of Credit must remain in effect so long as it is required pursuant to the Blackboard Lease. The Letter of Credit must be either automatically renewable on an annual basis, or if not, Borrower must cause a replacement Letter of Credit or extended Letter of Credit satisfying the terms hereof to be issued to PNC Bank not less than thirty (30) days prior to the expiration date of the existing Letter of Credit. Borrower's failure to provide PNC Bank with any required replacement Letter of Credit or extended Letter of Credit will be a default hereunder.

(c) The Letter of Credit must contain no conditions to a draw thereon other than as set forth in the Letter of Credit, and the LOC Amendments.

(d) It is understood that the amount of the Letter of Credit is subject to the terms of the Blackboard Lease; provided that without PNC Bank's prior written consent, Borrower shall not modify any provision of the Blackboard Lease specifying the amount of the required security deposit or affecting requirement that Blackboard maintain the required security deposit.

3.       Draw on Letter of Credit. The Letter of Credit shall only be drawn on
         ------------------------
         in accordance with the following terms and conditions:

(a) The Letter of Credit shall only be drawn on in accordance with its terms.

(b) If no Event of Default, or an event or condition that, with the giving of notice or passage of time or both, of time, or both, would constitute an Event of Default, exists as of the date of a default by Blackboard under the terms of the Blackboard Lease (a "Lease Default"),
                                                                -------------
         PNC Bank, at its option:

(i) may draw on the Letter of Credit without requiring any documentation or consent from Borrower;

(ii) may require Borrower to deliver to PNC Bank an acceptable affidavit specifying the applicable Lease Default and that the Letter of Credit is allowed to be drawn pursuant to the terms of the Blackboard Lease, together with an indemnity from an acceptable person or entity indemnifying and holding PNC Bank harmless against all claims, losses, costs, damages and expenses (including attorney fees), which PNC Bank may incur arising from the draw under the Letter of Credit; or

(iii) transfer the Letter of Credit to Borrower whereupon Borrower will proceed to draw down the Letter of Credit and deposit the proceeds of such draw with PNC Bank pursuant to the terms of the Blackboard Escrow Agreement to be held and disbursed pursuant to the terms thereof.

(c) If an Event of Default, or an event or condition that, with the giving of notice or passage of time or both, of time, or both, would constitute an Event of Default, does not exist as of the date of a Lease Default, PNC Bank, at its option, may either draw on the Letter of Credit without requiring any documentation or consent from Borrower, or continue to hold the Letter of Credit as additioanl collateral for the Loan.

(d) It shall be a non-curable Event of Default if Borrower fails to provide PNC Bank written notice that the Letter of Credit may be drawn on pursuant to the terms of the Blackboard Lease.

(e) It is the parties' intent that the Letter of Credit be additional collateral for the Loan. Immediately following any draw on the Letter of Credit, Borrower agrees that all proceeds of such draw shall be deposited in escrow with PNC Bank pursuant to the terms of the Blackboard Escrow Agreement to be held and disbursed pursuant to the terms thereof. Additionally, should Blackboard ever determine to deposit a cash security deposit with Borrower in lieu of the Letter of Credit, Borrower agrees that such cash security deposit shall be deposited in escrow with PNC Bank pursuant to the terms of the Blackboard Escrow Agreement to be held and disbursed pursuant to the terms thereof.

4.       Default by Borrower. Any failure of Borrower to comply with the terms
         -------------------
         of this Agreement or any other Loan Document shall be an Event of Default, and shall entitle PNC Bank to pursue any and all remedies available to it pursuant to this Agreement, any other Loan Document, at law or in equity. Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default, PNC Bank shall have the right, but not the obligation, without notice or demand on
         Borrower: (a) to complete any such acts, in the Borrower's stead, in such manner and to the extent PNC Bank deems necessary to fulfill the purpose of this Agreement; (b) to exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code; and (c) to exercise any other remedies available at law or in equity.

5.       Indemnity. Borrower represents and warrants to PNC Bank that as of the
         ---------
         date hereof, there is no existing default, or any event or condition that, with the giving of notice or passage of time or both, would constitute a default, under the Blackboard Lease. Borrower hereby indemnifies and holds PNC Bank harmless against all claims, losses, costs, damages and expenses (including attorney fees), which PNC Bank may incur arising from the inaccuracy of the foregoing representation and warranty, any breach by Borrower of this Agreement, any action taken by PNC Bank hereunder and/or any and all claims and demands asserted against PNC Bank arising out of this Agreement; excepting, however, those based upon its willful misconduct or gross negligence. The amount of any such claims, losses, costs, damages and expenses, with interest thereon at the Default Rate (as defined in the Note), shall be payable by the Borrower immediately upon demand.

6.       Disputes Over Letter of Credit. In the event any adverse claims are
         ------------------------------
         made upon the Letter of Credit, then, at PNC Bank's option: (a) PNC Bank shall not deliver the Letter of Credit to any person, shall refuse to comply with any claims on it and shall continue to hold the Letter of Credit until (i) PNC Bank, Borrower and any other person who may have asserted a claim upon the Letter of Credit shall agree in writing to a delivery of the Letter of Credit, in which event PNC Bank shall then deliver the Letter of Credit in accordance with such written agreement, or (ii) PNC Bank receives a certified copy of a final and nonappealable judgment or order of a court of competent jurisdiction directing the delivery of the Letter of Credit, in which event PNC Bank shall then deliver the Letter of Credit in accordance with such judgment or order; or (b) if PNC Bank shall receive a written notice advising that litigation over the Letter of Credit has been commenced, PNC Bank may deposit the Letter of Credit with the Clerk of the Court in which such litigation is pending; or (c) PNC Bank may take affirmative steps (i) to substitute for itself an impartial party reasonably satisfactory to PNC Bank and Borrower, (ii) to deposit the Letter of Credit with a court of competent jurisdiction, or (iii) to commence an action for interpleader, the costs thereof to be borne by Borrower. The provisions of this paragraph shall not apply to any dispute between Borrower and PNC Bank.

7.       Limitation of Liability of PNC Bank.
         -----------------------------------

(a) PNC Bank shall have no liability to any person based upon its errors in judgment, its performance of its duties under this Agreement, any claimed failure to perform its duties hereunder, any action taken or omitted in good faith or any mistake of fact or law; provided that PNC Bank shall be liable for damages arising out of its gross negligence or intentional misconduct. PNC Bank shall be automatically released from all obligation and liability hereunder upon its disbursement, delivery or deposit of the Letter of Credit in accordance with the provisions of this Agreement.

(b) The duties of PNC Bank in its capacity as escrow agent hereunder are purely ministerial. In such capacity, PNC Bank is acting as a stakeholder for the accommodation of Borrower and is not responsible or liable in any manner whatsoever related to any signature, notice, request, waiver, consent, receipt or other document or instrument pursuant to which PNC Bank may act, including, without limitation, terms and conditions, sufficiency, correctness, genuineness, validity, form of execution, or the identity, authority or right of any person executing or depositing the same.

(c) PNC Bank shall not be responsible for the validity or sufficiency of any cash, instruments, wire transfer or any other property delivered to it hereunder, for the value or collectibility of any check or other instrument so delivered or for any representation made or obligations assumed by Borrower or any other party to the Loan Documents. Nothing herein contained shall be deemed to obligate PNC Bank to deliver any cash or any other funds or property referred to herein, unless the same shall have first been received by PNC Bank pursuant to this Agreement.

(d) Upon the assignment of the Loan and the Loan Documents by PNC Bank, the Letter of Credit shall be turned over to the assignee and all responsibility of PNC Bank with respect thereto shall be terminated.

8.       Notices. Any notice, consent, request or other communication required
         -------
         or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

9.       Governing Law. The terms and provisions hereof shall be governed by and
         -------------
         construed in accordance with the laws of the State.

10.      Binding Agreement. This Agreement is freely assignable by PNC Bank, its
         -----------------
         successors, endorsees and assigns, and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto, including any assignee of the Note or any of the other Loan Documents; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment by Borrower of any of Borrower's rights or obligations hereunder, or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto except for assignees of the Note or any of the other Loan Documents.

11.      Captions. The captions, headings and arrangements used in this
         --------
         Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

12.      Rules of Construction. The parties acknowledge that each party and its
         ---------------------
         counsel have reviewed and have had input in the drafting of this Agreement. The parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. For purposes of this Agreement the word "person" shall include an individual, corporation, limited liability company, limited liability partnership, limited partnership, partnership, trust, unincorporated association, government, governmental authority and any other entity.

13.      No Third Party Beneficiaries. No person not a party to this Agreement
         ----------------------------
         shall have any third party beneficiary claim or other right hereunder or with respect hereto.

14.      Amendment. This Agreement may not be modified, amended, waived,
         ---------
         extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or PNC Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15.      Counterparts. This Agreement may be executed in any number of
         ------------
         counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same Agreement. 16. Disposition of Letter of Credit on Repayment of Loan. At such time as the "Debt" (as defined in the Security Instrument), is paid in full, PNC Bank shall return the Letter of Credit to Borrower.

17.      Remedies Not Exclusive. PNC Bank's rights and remedies under this
         ----------------------
         Agreement are cumulative and in addition to every other right or remedy now or hereafter existing under any Loan Document, at law or in equity. No delay or omission of PNC Bank to exercise any of its rights or powers shall impair or be a waiver of such right or power. The resort to any remedy hereunder shall not prevent the concurrent or subsequent exercise of any other remedy PNC Bank may have.

18.      Transfer Fees. Borrower agrees that it is fully responsible for any and
         -------------
         fees required in connection with a transfer of the beneficiary of the Letter of Credit to PNC Bank in connection with the closing of the Loan, and in connection with any transfer of the beneficiary of the Letter of Credit by PNC Bank in connection with a Secondary Market Transaction (as defined in the Security Instrument).

               THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year set forth above.

                                 "Borrower"

                                 DEER VALLEY FINANCIAL CENTER, LLC,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 20-0115681


                                 "Borrower"

                                 HUNTINGTON COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 86-0723187


                                 "Borrower"

                                 GENEVA COMPANY, L.L.C.,
                                 an Arizona limited liability company

                                 By:     Hannay Investment Properties, Inc.,
                                         an Arizona corporation
                                         Its Manager


                                         By: /s/ R. Craig Hannay
                                             --------------------------------
                                             R. Craig Hannay, President

                                 Taxpayer ID No. 86-0733848

                                 "Borrower"

                                 METZGER DEER VALLEY, LLC,
                                 a Delaware limited liability company

                                 By:     Metzger Family of Saratoga, LLC,
                                         a New York limited liability company
                                         Its sole Member


                                         By: /s/ Irving L. Metzger
                                             --------------------------------
                                             Irving L. Metzger, Managing Member

                                 Taxpayer ID No. 77-0608616


                                 PNC BANK:

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:     /s/ Jeannette Butler
                                         ------------------------------------
                                         Jeannette Butler, Vice-President

                                    EXHIBIT A
                                Letter of Credit
                                ----------------

                                    EXHIBIT B
                                 LOC Amendments
                                 --------------